Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. 3)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒   Preliminary Proxy Statement
☐   Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to Rule 14a-11(c) or rule 14a-12

BIOPTIX, INC.
 (Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement no.:
	(3)	Filing Party:
	(4)	Date Filed:

[●], 2017
To Our Shareholders:
You are cordially invited to a Special Meeting of Shareholders (the "Meeting") of Bioptix, Inc. (the "Company") to be held at Boca Raton Resort and Club, 501 East Camino Real, Boca Raton, FL 33422 on [●], 2017, beginning at 10:00 AM local time.
The formal Notice of the Meeting and proxy statement describing the matters to be acted upon at the Meeting are attached to this letter.  Shareholders also are entitled to vote on any other matters which properly come before the Meeting.
Also attached is a proxy which will enable you to vote your shares on the matters to be considered at the Meeting even if you are unable to attend the Meeting.  Please mark the proxy to indicate your vote, date and sign the proxy and return it as soon as possible for receipt prior to the Meeting.
WHETHER YOU OWN FEW OR MANY SHARES OF STOCK, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING EITHER BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE.
Sincerely,

/s/ Michael M. Beeghley
Michael M. Beeghley,
 Chief Executive Officer

BIOPTIX, INC.
 834-F South Perry Street, Suite 443
Castle Rock, CO 80104
 (303) 794-2000

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON [●], 2017

[●], 2017
To the Shareholders of Bioptix, Inc.:
A Special Meeting of Shareholders (the "Meeting") of Bioptix, Inc., a Colorado corporation (the "Company") will be held at Boca Raton Resort and Club, 501 East Camino Real, Boca Raton, FL 33422 on [●], 2017, beginning at 10:00 AM local time, for the purpose of considering and voting upon the following matters:
1.	To approve a change in the state of incorporation of the Company to Nevada from Colorado;
2.	To approve an amendment to the Company's Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 60,000,000 to 170,000,000;
3.	To approve an amendment to the Company's Articles of Incorporation to authorize 15,000,000 shares of "blank check" preferred stock;

4.
To approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 30% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d);

5.
To approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d);

6.
To approve the participation of officers, directors and employees of the Company in the below market offerings approved pursuant to Proposal 4 or Proposal 5, as required by and in accordance with NASDAQ Marketplace Rule 5635(c);

7.	To approve the Company's 2017 Equity Incentive Plan, including the reservation of 895,000 shares of common stock thereunder;

8.
To approve the issuance of $4.75 million of convertible promissory notes, warrants to purchase up to 1,900,000 shares of common stock, shares of Series A Convertible Preferred Stock (when exchanged for the convertible promissory notes), and the shares of the common stock issuable upon conversion or exercise of the aforementioned securities, issued by the Company in a private placement that closed on March 16, 2017, as required by and in order to satisfy the requirements of The Nasdaq Capital Market, including without limitation, Marketplace Rule 5635(d);

9.
To grant the Board of Directors, in its discretion, the ability to issue up to $8,500,000 of common stock upon exercise of warrants to purchase shares of our common stock that were issued in private placements on March 10, 2017 and March 16, 2017, at an amended exercise price of $3.00, including amendment of the exercise price and issuance of such shares of common stock in accordance with the requirements of the Nasdaq Capital Market, including without limitation, Marketplace Rule 5635(d); and

10.	To authorize the transaction of such other business as may lawfully come before the Meeting or any adjournment(s) thereof.

i

The Board of Directors is not aware of any other business to come before the Meeting.  Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on [●], 2017 as the record date (the "Record Date") for determination of the shareholders entitled to vote at the Meeting and any adjournments thereof.
You are requested to complete and sign the enclosed proxy which is solicited by the Board of Directors and to return it promptly in the enclosed envelope.  The proxy will not be used if you attend the Meeting and vote in person.
This proxy statement is available online at:  www.venaxis.com.
EACH SHAREHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD.  ANY PROXY GIVEN BY A SHAREHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE.  ANY SHAREHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING.  HOWEVER, IF YOU ARE A SHAREHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.
BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Michael M. Beeghley
Michael M. Beeghley,
Chair of the Board of Directors

ii

BIOPTIX, INC.
 834-F South Perry Street, Suite 443
Castle Rock, CO 80104
 (303) 794-2000

PROXY STATEMENT
 SPECIAL MEETING OF SHAREHOLDERS
[●], 2017
To Our Shareholders:
This proxy statement is furnished in connection with the solicitation by the Board of Directors of Bioptix, Inc. (the "Company") of proxies to be used at a Special Meeting of Shareholders (the "Meeting") to be held at Boca Raton Resort and Club, 501 East Camino Real, Boca Raton, FL 33422 on [●], 2017, beginning at 10:00 AM local time, and at any adjournments or postponements thereof.  The Meeting is being held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  This proxy statement, the accompanying proxy card and the Notice of Meeting of Shareholders (collectively, the "Proxy Materials") are first being mailed to shareholders beginning on or about [●], 2017.
TABLE OF CONTENTS

GENERAL INFORMATION	2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	8
EXECUTIVE COMPENSATION	9
COMPENSATION COMMITTEE	13
COMPENSATION COMMITTEE REPORT	14
PROPOSALS TO BE ACTED UPON AT THE MEETING	15
PROPOSAL NO. 1 APPROVAL OF THE CHANGE IN THE STATE OF INCORPORATION OF THE COMPANY TO NEVADA FROM COLORADO	15
PROPOSAL NO. 2 APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 60,000,000 TO 170,000,000	26
PROPOSAL NO. 3 APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE 15,000,000 SHARES OF "BLANK CHECK" PREFERRED STOCK	27
PROPOSAL NO. 4 APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 30% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d)	28
PROPOSAL NO. 5 APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 20% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d)	30

PROPOSAL NO. 6 APPROVAL OF THE PARTICIPATION OF OFFICERS, DIRECTORS AND EMPLOYEES OF THE COMPANY TO PARTICIPATE IN THE BELOW MARKET OFFERINGS APPROVED PURSUANT TO PROPOSAL 4 OR PROPOSAL 5 IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(c)	32
PROPOSAL NO. 7 APPROVAL OF THE 2017 EQUITY INCENTIVE PLAN AND THE RESERVATION OF 895,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.	33
PROPOSAL NO. 8 APPROVAL OF THE ISSUANCE OF $4.75 MILLION OF CONVERTIBLE PROMISSORY NOTES, WARRANTS TO PURCHASE UP TO 1,900,000 SHARES OF COMMON STOCK, SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK (WHEN EXCHANGED FOR THE CONVERTIBLE PROMISSORY NOTES), AND THE SHARES OF THE COMMON STOCK ISSUABLE UPON CONVERSION OR EXERCISE OF THE AFOREMENTIONED SECURITIES, ISSUED BY THE COMPANY IN A PRIVATE PLACEMENT THAT CLOSED ON MARCH 16, 2017, AS REQUIRED BY AND IN ORDER TO SATISFY THE REQUIREMENTS OF THE NASDAQ CAPITAL MARKET, INCLUDING WITHOUT LIMITATION, MARKETPLACE RULE 5635(D)	39
PROPOSAL NO. 9 APPROVAL OF THE GRANT TO THE BOARD OF DIRECTORS, IN ITS DISCRETION, THE ABILITY TO ISSUE UP TO $8,500,000 OF COMMON STOCK UPON EXERCISE OF WARRANTS TO PURCHASE SHARES OF OUR COMMON STOCK THAT WERE ISSUED IN PRIVATE PLACEMENTS ON MARCH 10, 2017 AND MARCH 16, 2017, AT AN AMENDED EXERCISE PRICE OF $3.00, INCLUDING AMENDMENT OF THE EXERCISE PRICE AND ISSUANCE OF SUCH SHARES OF COMMON STOCK IN ACCORDANCE WITH THE REQUIREMENTS OF THE NASDAQ CAPITAL MARKET, INCLUDING WITHOUT LIMITATION, MARKETPLACE RULE 5635(D)	43
FINANCIAL AND OTHER INFORMATION	45
OTHER MATTERS	100

GENERAL INFORMATION

This proxy statement, along with the accompanying notice of the Special Meeting of Stockholders, contains information about the Special Meeting of Stockholders of Bioptix, Inc., including any adjournments or postponements thereof (referred to herein as the "Meeting"). We are holding the Meeting at 10:00 AM (local time) on [●], 2017, at Boca Raton Resort and Club, 501 East Camino Real, Boca Raton, FL 33422, or such later date or dates as such Meeting date may be adjourned.

    In this proxy statement, we refer to Bioptix, Inc. as "Bioptix," the "Company," "we," "us" or "our."

Why Did You Send Me This Proxy Statement?

    We sent you this proxy statement in connection with the solicitation by the Board of Directors of the Company (referred to herein as the "Board of Directors" or the "Board") of proxies, in the accompanying form, to be used at the Meeting to be held at 10:00 AM (local time) on [●], 2017, at Boca Raton Resort and Club, 501 East Camino Real, Boca Raton, FL 33422, or such later date or dates as such Meeting date may be adjourned. This proxy statement along with the accompanying Notice of Meeting of Stockholders summarizes the purposes of the Meeting and the information you need to know to vote at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on [●], 2017: The proxy statement is available at www.venaxis.com.

    This proxy statement is being mailed on or about [●], 2017 to all stockholders entitled to notice of and to vote at the meeting. You can also find a copy through the "Investors" section of our website at www.venaxis.com.

Who Can Vote?

   Stockholders who owned common stock at the close of business on [●], 2017 (the "Record Date"), are entitled to vote at the Meeting. On the Record Date there were [●] shares of common stock outstanding and entitled to vote.

   You do not need to attend the Meeting to vote your shares. Shares represented by valid proxies, received in time for the Meeting and not revoked prior to the Meeting, will be voted at the Meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the Meeting in person may revoke the proxy and vote at the Meeting.

How Many Votes Do I Have?

    Each share of common stock that you own entitles you to one vote.

How Do I Vote?

    Whether you plan to attend the Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or against each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board's recommendations as noted below. Voting by proxy will not affect your right to attend the Meeting. If your shares are registered directly in your name through our stock transfer agent, Corporate Stock Transfer, Inc., or you have stock certificates, you may vote:

•	By Internet or by telephone. You may vote by proxy via the Internet by following the instructions provided in the proxy materials or by calling the toll free number.

•
By mail.   Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by the Board.

•	In person at the Meeting. If you attend the Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Meeting.

    If your shares are held in "street name" (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

•
In person at the Meeting.   Contact the broker or other nominee who holds your shares to obtain a broker's proxy card and bring it with you to the Meeting. You will not be able to attend the Meeting unless you have a proxy card from your broker.

How Does The Board Recommend That I Vote On The Proposals?

    The Board recommends that you vote as follows:

•	"FOR" the reincorporation of the Company to the State of Nevada from the State of Colorado;
•	"FOR" an amendment to the Company's Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 60,000,000 to 170,000,000;
•	"FOR" an amendment to the Company's Articles of Incorporation to authorize 15,000,000 shares of "blank check" preferred stock;
•
"FOR" the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 30% below the market price of the Company's common stock;

•
"FOR" the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the Company's common stock;

•
"FOR" the approval of the participation of officers, directors and employees of the Company in the below market offerings approved pursuant to Proposal 4 or Proposal 5, as required by and in accordance with NASDAQ Marketplace Rule 5635(c);

•	"FOR" the approval of the Company's 2017 Equity Incentive Plan, including the reservation of 895,000 shares of common stock thereunder;
•
"FOR" the issuance of $4.75 million of convertible promissory notes, warrants to purchase up to 1,900,000 shares of common stock, shares of Series A Convertible Preferred Stock (when exchanged for the convertible promissory notes), and the shares of the common stock issuable upon conversion or exercise of the aforementioned securities, issued by the Company in a private placement that closed on March 16, 2017, as required by and in order to satisfy the requirements of The Nasdaq Capital Market, including without limitation, Marketplace Rule 5635(d); and

•
"FOR" the grant to the Board of Directors, in its discretion, the ability to issue up to $8,500,000 of common stock upon exercise of warrants to purchase shares of our common stock that were issued in private placements on March 10, 2017 and March 16, 2017, at an amended exercise price of $3.00, including amendment of the exercise price and issuance of such shares of common stock in accordance with the requirements of the Nasdaq Capital Market, including without limitation, Marketplace Rule 5635(d).

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

    If you give us your proxy, you may change or revoke it at any time before the Meeting. You may change or revoke your proxy in any one of the following ways:

•	signing a new proxy card and submitting it as instructed above;

•	if your shares are held in street name, re-voting by Internet or by telephone as instructed above — only your latest Internet or telephone vote will be counted;

•	if your shares are registered in your name, notifying Secretary in writing before the Meeting that you have revoked your proxy; or

•	attending the Meeting in person and voting in person. Attending the Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock or preferred stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under "How Do I Vote?" on the proxy card for each account to ensure that all of your shares are voted.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card or vote at the Meeting as described above under "How Do I Vote?" If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a "broker non-vote."  The New York Stock Exchange ("NYSE") has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market, or NASDAQ) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters ("routine matters"), but do not have the discretion to vote uninstructed shares as to certain other matters ("non-routine matters").  Such broker non-votes will have no effect on the results of the vote.

Under NYSE interpretations, Proposal 1 (reincorporation to the State of Nevada from the State of Colorado), Proposal 2 (amendment to the Company's articles of incorporation to increase the number of shares of common stock authorized), Proposal 3 (amendment to the Company's articles of incorporation to authorize 15,000,000 shares of "blank check" preferred stock), Proposal 4 (issuance of securities in one or more non-public offerings at a discount of 30% below the market price of the Company's common stock), Proposal 5 (issuance of securities in one or more non-public offerings at a discount of 20% below the market price of the Company's common stock), Proposal 6 (approval of the participation officers, directors and employees of the Company to in the below market offerings approved pursuant to Proposal 4 or Proposal 5, as required by and in accordance with NASDAQ Marketplace Rule 5635(c)), Proposal 7 (approval of the 2017 Equity Incentive Plan, including the reservation of 895,000 shares of common stock thereunder),Proposal 8 (the issuance of (a) $4.75 million of convertible promissory notes, (b) warrants to purchase up to 1,900,000 shares of common stock, (c) shares of Series A Convertible Preferred Stock (when exchanged for the convertible promissory notes), and (d) the shares of the common stock issuable upon conversion or exercise of the aforementioned securities, issued by the Company in a private placement that closed on March 16, 2017, as required by and in order to satisfy the requirements of The Nasdaq Capital Market, including without limitation, Marketplace Rule 5635(d)) and Proposal 9 (approval of the grant to the Board of Directors, in its discretion, the ability to issue of up to $8,500,000 of common stock upon exercise of warrants to purchase shares of our common stock that were issued in private placements on March 10, 2017 and March 16, 2017, at an amended exercise price of $3.00, including amendment of the exercise price and issuance of such shares of common stock in accordance with the requirements of the Nasdaq Capital Market, including without limitation, Marketplace Rule 5635(d)) are considered non-routine matters.

If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under "How Do I Vote?," the bank, broker or other nominee does not have the authority to vote your unvoted shares for Proposals 1 through 9.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Reincorporation of the Company to the State of Nevada from the State of Colorado	The affirmative vote of the majority of the votes cast for this proposal is required to approve the reincorporation to the State of Nevada from the State of Colorado.

Proposal 2: Amendment to the Company's Articles of Incorporation to increase the number of shares of common stock authorized
The affirmative vote of a majority of the votes cast for this proposal is required to approve the amendment to the Company's articles of incorporation to increase the number of shares of common stock authorized.

Proposal 3: Amendment to the Company's Articles of Incorporation to authorize "blank check" preferred stock	The affirmative vote of a majority of the votes cast for this proposal is required to approve the amendment to the Company's articles of incorporation to authorize "blank check" preferred stock.

Proposal 4: Issuance of securities in non-public offering with a maximum discount of 30% below market price of the Company's common stock
The affirmative vote of a majority of the votes cast for this proposal is required to approve the issuance of securities in one or more non-public offerings, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

Proposal 5: Issuance of securities in non-public offering with a maximum discount of 20% below market price of the Company's common stock
The affirmative vote of a majority of the votes cast for this proposal is required to approve the issuance of securities in one or more non-public offerings, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

Proposal 6: Approval of the participation of officers, directors and employees of the Company in the below market offerings approved pursuant to Proposal 4 or Proposal 5, as required by and in accordance with NASDAQ Marketplace Rule 5635(c)

The affirmative vote of a majority of the votes cast for this proposal is required to approve of the participation of officers, directors and employees of the Company in the below market offerings approved pursuant to Proposal 4 or Proposal 5, as required by and in accordance with NASDAQ Marketplace Rule 5635(c).

Proposal 7: Approval of the Company's 2017 Equity Incentive Plan, including the reservation of 895,000 shares of common stock thereunder	The affirmative vote of a majority of the votes cast for this proposal is required to approve the 2017 Equity Incentive Plan.

Proposal 8: Approval of the issuance of $4.75 million of convertible promissory notes, warrants to purchase up to 1,900,000 shares of common stock, shares of Series A Convertible Preferred Stock (when exchanged for the convertible promissory notes), and the shares of the common stock issuable upon conversion or exercise of the aforementioned securities, issued by the Company in a private placement that closed on March 16, 2017, as required by and in order to satisfy the requirements of The Nasdaq Capital Market, including without limitation, Marketplace Rule 5635(d)

The affirmative vote of a majority of the votes cast for this proposal is required to approve the issuance of $4.75 million of convertible promissory notes, warrants to purchase up to 1,900,000 shares of common stock, shares of Series A Convertible Preferred Stock (when exchanged for the convertible promissory notes), and the shares of the common stock issuable upon conversion or exercise of the aforementioned securities, issued by the Company in a private placement that closed on March 16, 2017, as required by and in order to satisfy the requirements of The Nasdaq Capital Market, including without limitation, Marketplace Rule 5635(d).

Proposal 9: The grant to the Board of Directors, in its discretion, the ability to issue up to $8,500,000 of common stock upon exercise of warrants to purchase shares of our common stock that were issued in private placements on March 10, 2017 and March 16, 2017, at an amended exercise price of $3.00, including amendment of the exercise price and issuance of such shares of common stock in accordance with the requirements of the Nasdaq Capital Market, including without limitation, Marketplace Rule 5635(d)

The affirmative vote of a majority of the votes cast for this proposal is required to approve the grant to the Board of Directors, in its discretion, the ability to issue up to $8,500,000 of common stock upon exercise of warrants to purchase shares of our common stock that were issued in private placements on March 10, 2017 and March 16, 2017, at an amended exercise price of $3.00, including amendment of the exercise price and issuance of such shares of common stock in accordance with the requirements of the Nasdaq Capital Market, including without limitation, Marketplace Rule 5635(d).

What Constitutes a Quorum for the Meeting?

    The presence, in person or by proxy, of holders of one-third of the shares outstanding as of the Record Date constitutes a quorum for the transaction of business at the Meeting.  In the event there are not sufficient shares represented for a quorum or votes to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies.  Abstentions will count towards quorum requirements.

Will Any Proposal Impact the Company's Recent Developments and Determination to Exit the Business of Its Subsidiary?

As previously disclosed, effective in January 2017, the Company adopted a plan to exit the acquired business of the Company's wholly owned subsidiary, BiOptix Diagnostics, Inc. ("BDI") and commenced a significant reduction in the workforce, after which the Board began to and continues to review possible strategic alternatives relative to the business to maximize shareholder value. The reincorporation set forth in Proposal 1 will not impact the Company's business operations or, specifically, its plan to evaluate future strategic developments. As well, with respect to the potential increase in shares set forth in Proposal 2, the Company has no present intention to use the shares made available upon approval and adoption of Proposal 2 for the Company's plan to exit the acquired business of the Company's wholly owned subsidiary BDI or any specific possible strategic alternatives relative to the business that the Board may currently be considering.  No other proposal has any impact on the Company's strategy.

Householding of Annual Disclosure Documents

    The Securities and Exchange Commission (the "SEC") previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of the proxy statement to any household at which two or more of our stockholders reside, if either we or the brokers believe that the stockholders are members of the same family. This practice, referred to as "householding," benefits both stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once stockholders receive notice from their brokers or from us that communications to their addresses will be "householded," the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

    Those stockholders who either (i) do not wish to participate in "householding" and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

•
stockholders whose shares are registered in their own name should contact our transfer agent, Corporate Stock Transfer, Inc., and inform them of their request by calling them at (303) 282-4800 or writing them at 3200 Cherry Creek S Dr # 430, Denver, CO 80209.

•
stockholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request, stockholders should be sure to include their name, the name of their brokerage firm and their account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The number of shares of the Company's common stock outstanding at the close of business on June 5, 2017 was 5,371,179.  The following table sets forth the beneficial ownership of the Company's common stock as of June 5, 2017 by each Company director, director nominee and each executive officer then serving, by all directors, director nominees and executive officers as a group, and by each person who owned of record, or was known to own beneficially, more than 5% of the outstanding shares of common stock.  Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended.  In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to options and warrants currently exercisable or exercisable within 60 days after June 5, 2017 are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.  To the knowledge of the directors, director nominees and executive officers of the Company, as of June 5, 2017, there are no persons and/or companies who or which beneficially own, directly or indirectly, shares carrying more than 5% of the voting rights attached to all outstanding shares of the Company, other than as set forth below.  Unless otherwise indicated, the address of each individual named below is the address of the Company, 834-F South Perry Street, Suite 443, Castle Rock, CO 80104.

Beneficial Ownership Table

Name and Address	Number of Shares	Percent
Directors:
Michael M. Beeghley (1)	62,750	1.16%
John R. O'Rourke (2)	30,592	*
Mike Dai (3)	4,167	*
Andrew J. Kaplan(4)	500	*
Other Executive Officers:
Jeffrey G. McGonegal (5)	89,035	1.63%
All Directors and Officers as a Group (5 persons) (6)	187,044	3.42%
More than 5% Shareholders:
Barry C. Honig (7)	509,185	9.48%
Catherine Johanna DeFrancesco (8)	515,777	9.60%
E. Jeffrey Peierls (9)	357,744	6.65%
Northurst, Inc. (10)	400,000	7.45%
____________________
* Holds less than 1%

(1)
Includes (i) options currently exercisable or exercisable within 60 days to purchase an aggregate of 2,333 shares at an exercise price of $3.00 per share, (ii) 14,583 vested shares pursuant to a restricted stock award of an aggregate of 70,000 shares under 2002 Stock Incentive Plan (Amended and Restated November 30, 2016), as amended (the "Plan"), which vest in 24 equal monthly installments over a two year period, beginning on the one month anniversary of February 3, 2017, (iii) options currently exercisable or exercisable within 60 days to purchase an aggregate of 3,334 shares pursuant to the Plan, out of a total of 20,000 which vests in 24 equal monthly installments over a two year period, beginning on the one month anniversary of April 7, 2017, and (iv) 42,500 shares of common stock held by Applied Economics LLC Profit Sharing Plan ("Applied Economics"), for which Mr. Beeghley is the trustee and in such capacity has voting and dispositive power over the securities held by Applied Economics. Mr. Beeghley serves as the Company's Chief Executive Officer and Chairman of the Board of Directors.

(2)
Includes (i) 7,292 vested shares pursuant to a restricted stock award of an aggregate of 35,000 shares pursuant to the Plan which vest in 24 equal monthly installments over a two year period, beginning on the one month anniversary of February 3, 2017 and (ii) an aggregate of 23,300 shares held by ATG Capital LLC ("ATG"), for which Mr. O'Rourke is the managing member and sole beneficiary and in such capacity holds voting and dispositive power over the securities held by ATG.

(3)
Includes 4,167 vested shares pursuant to a restricted stock award of an aggregate of 20,000 shares pursuant to the Plan which shall vest in 24 equal monthly installments over a two year period, beginning on the one month anniversary of February 3, 2017.

(4)
Includes 500 vested shares pursuant to a restricted stock award of an aggregate of 12,000 shares under the Plan, which vest in 24 equal monthly installments over a two year period, beginning on the one month anniversary of May 5, 2017.

(5)
Includes 1,009 shares directly owned and 63 shares held in Mr. McGonegal's IRA. Includes options currently exercisable or exercisable within 60 days to purchase an aggregate of 87,963 shares at exercise prices ranging from $2.89 per share to $1,591.20 per share.

(6)	Includes the information in footnotes (1) through (5).

(7)
Includes (i) 35,000 shares of common stock, (ii) 443,585 shares of common stock held by GRQ Consultants, Inc. 401K ("401K") and (iii) 30,600 shares of common stock held by GRQ Consultants, Inc. Roth 401K FBO Barry Honig ("Roth 401K"). Mr. Honig is the trustee of 401K and Roth 401K in such capacity holds voting and dispositive power over the securities held by such entities.  Does not include (i) 200,000 shares of common stock issuable upon exercise of outstanding warrants held by Mr. Honig, (ii) 206,017 shares of common stock issuable upon conversion of outstanding convertible promissory notes held by Mr. Honig, (iii) 500,000 shares of common stock issuable upon exercise of outstanding warrants held by Roth 401K, and (iv) 515,042 shares of common stock issuable upon conversion of outstanding convertible promissory notes held by Roth 401K, all of which are not exercisable or convertible within 60 days. The address for this shareholder is 555 South Federal Highway, #450, Boca Raton, FL 33432.

(8)
Information is based upon holdings reported on Schedule 13D filing and amendments, the most recent filed on January 10, 2017.  The address for this shareholder is 365 Bay St., Suite 840, Toronto, ON M5H 2V1, Canada.  Includes shares reported as beneficially owned by Mrs. DeFrancesco and held by DSB Capital, Ltd., a Turks & Caicos company where Ms. DeFrancesco serves as Trustee (75,000 shares), DeFrancesco Motorsports, Inc., an Ontario corporation where Ms. DeFrancesco serves as President (59,701 shares), Delavalco Holdings, Inc., an Ontario corporation where Ms. DeFrancesco serves as President (112,000 shares), Delavalco Holdings, Inc., a Florida corporation where Ms. DeFrancesco serves as President (85,466 shares), Marcandy Investments Corp., an Ontario corporation where Ms. DeFrancesco serves as President (85,000 shares), and Namaste Gorgie, Inc., an Ontario corporation where Ms. DeFrancesco serves as President (98,610 shares).

(9)
Information is based upon holdings reported on a Schedule 13G filed on February 10, 2017 by E. Jeffrey Peierls and Brian Eliot Peierls.  Brian Eliot Peierls may be deemed the beneficial owner of securities held by trusts of which Brian Eliot Peierls is a fiduciary. E. Jeffrey Peierls and Brian Eliot Peierls may be deemed to share indirect beneficial ownership of securities held by The Peierls Foundation, Inc. The address for the shareholder is 73 South Holman Way, Golden, CO 80401.  Includes (i) 273,742 shares of common stock and (ii) 5,002 shares of common stock issuable upon exercise of warrants. Also includes 48,231 shares of common stock and warrants exercisable to purchase 2,084 shares of common stock owned by The Peierls Foundation, Inc. as to which Mr. Peierls disclaims beneficial ownership for purposes of Section 16 of the Securities and Exchange Act of 1934, as amended.

(10)
Includes 400,000 shares of common stock.  Excludes 400,000 shares of common stock issuable upon exercise of outstanding warrants which are not exercisable within 60 days.  Jake Malczewski is the President of Northurst, Inc. and in such capacity holds voting and dispositive power over the securities held by such entity.  The address for this shareholder is 118 Cragmore Avenue, Pointe-Claire, Quebec, Canada H9R 5M1.

CHANGE IN CONTROL

Effective January 6, 2017, after the beginning of the Company's most recent fiscal year, three (3) members of the Board (Gail S. Schoettler, Susan A. Evans and David E. Welch) resigned from the Board and two (2) new director candidates (John O'Rourke and Mike Dai) were appointed.  Further, Michael Beeghley, who was elected to the Board by the Company's shareholders at the 2016 annual meeting held on November 30, 2016, was appointed as Chief Executive Officer by the Board on April 6, 2017 to fill the vacancy created by the prior Chief Executive Officer's resignation.

The changes in the composition of the Board and management of the Company was the culmination of efforts by Barry Honig and Catherine DeFrancesco, on their own behalf and on behalf of certain of their affiliates as investors in the Company, to call a special meeting of shareholders under Colorado law for the purposes set forth in a series of notices and letters submitted to the Company commencing in September 2016 seeking changes in management and diversification of the Board of Directors.  Each of Mr. Beeghley, Mr. O'Rourke and Mr. Dai were introduced to the Company as a result of these efforts.  On December 21, 2016, following the filing of an Application for Court Ordered Special Meeting of Shareholders by Mr. Honig, an Order granting Mr. Honig's application was issued by the District Court, Douglas County, Colorado (Case No. 2016CV31207).  In response to Mr. Honig and Ms. DeFrancesco's efforts, the Company's selection of Mr. Beeghley as a nominee for the position of director to stand at the 2016 Annual Meeting of Shareholders called by the Company and subsequent appointments of Mr. O'Rourke and Mr. Dai upon the resignation of Ms. Schoettler, Ms. Evans and Mr. Welch are connected with the settlement of the foregoing litigation against the Company.  In connection with the resignations, the shareholders agreed to withdraw their demand for a special meeting and entered into a stipulation dismissing the litigation, as more fully described in the Company's Current Report on Form 8-K filed with the SEC on January 20, 2017 (File No. 001-33675).  Mr. Honig and Ms. DeFrancesco continue to hold significant stock holdings of the Company as more fully set forth under "Security Ownership of Certain Beneficial Owners and Management" and in this regard such persons may influence the business and affairs of the Company through such ownership interests and as a result of their access to the Company's management, including actions that could result in presentation of their ideas and opportunities for acquisitions or changes in the business or investments in the Company in pursuit of the changes sought as set forth in letters to the Company during 2016.  The foregoing summary of the letters is incomplete and reference is made to the actual text of such letters attached to Beneficial Ownership Reports on Schedule 13D, as amended, as filed by Mr. Honig with the SEC (File No. 005-79102).

EXECUTIVE COMPENSATION
Summary Compensation Table
This table provides disclosure, for fiscal years 2016 and 2015 for the Named Executive Officers, who are the Chief Executive Officer and the Chief Financial Officer.
Named Executive Officer and Principal Position	Year	Salary ($)	Option Awards (3)($)	Non-Equity Incentive Plan Compensation (4)($)	All Other Compensation ($)	Total ($)

Stephen T. Lundy,	2016	382,525	183,273	191,263	61,098	818,159
Chief Executive Officer and President (1)	2015	382,525	572,670	154,951	44,006	1,154,152

Jeffrey G. McGonegal,	2016	272,005	89,506	136,003	16,111	513,625
Chief Financial Officer (2)	2015	272,005	279,720	85,682	13,800	651.207
__________
(1)  Effective January 1, 2015, Mr. Lundy's annual salary was increased to $382,525.  Mr. Lundy also served as a director of the Company; he did not receive additional compensation for serving in such role. Amounts included in "All Other Compensation" include: temporary living and travel accommodations he was provided at a total cost of $42,872 and $33,873 in 2016 and 2015, respectively, and coverage under the Company's group medical plan at a total cost of $18,226 and $10,133 in 2016 and 2015, respectively. Mr. Lundy resigned as Chief Executive Officer and President on April 6, 2017.

(2)  The amounts included in "All Other Compensation" represents the amounts paid on his behalf in each year for group medical benefits.
(3)  The "Option Awards" columns reflect the grant date fair value for all stock option awards granted under the 2002 Stock Plan during 2016 and 2015.  These amounts are determined in accordance with FASB Accounting Standards Codification 718 (ASC 718), without regard to any estimate of forfeiture for service vesting.  Assumptions used in the calculation of the amounts in these columns for 2016 and 2015 are included in footnotes 1 and 7 to the Company's audited financial statements for the fiscal year ended December 31, 2016 included in the Company's Annual Report on Form 10-K for the year ended December 31, 2016 (the "Annual Report").
(4)  The "Non-Equity Incentive Plan Compensation" column reflects the annual cash bonuses earned under the Company's Incentive Plan.  The bonus amounts listed were earned for the fiscal year reported, but paid in the subsequent year.  Amounts for 2016 reflect the payment of retention bonus amounts for each Named Executive Officer.
Outstanding Equity Awards at Fiscal Year End
The following table shows the outstanding equity awards held by the Named Executive Officers as of December 31, 2016:
	Option Awards
Named Executive Officer	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date

Stephen T. Lundy (1)	883	-	-	547.20	3-24-2020
	260	-	-	141.60	1-5-2021
	1,400	-	-	163.20	7-8-2021
	1,563	-	-	31.68	4-30-2022
	12,417	-	-	16.80	12-11-2022
	17,125	-	-	16.32	1-23-2023
	22,250	-	-	18.16	1-06-2024
	34,720	3,155	-	15.12	1-12-2025
	43,000	43,000		2.89	5-9-2026

Jeffrey G. McGonegal (2)	209	-	-	710.40	1-24-2017
	167	-	-	1,591.20	1-17-2018
	209	-	-	319.20	1-27-2019
	209	-	-	528.00	1-19-2020
	209	-	-	141.60	1-5-2021
	834	-	-	31.68	4-30-2022
	6,585	-	-	16.80	12-11-2022
	8,375	-	-	16.32	1-23-2023
	10,875	-	-	18.16	1-06-2024
	16,959	1,541	-	15.12	1-12-2025
	21,000	21,000		2.89	5-9-2016
__________

(1)  Includes options to purchase: 883 shares at $547.20 per share granted on March 24, 2010; 260 shares at $141.60 per share granted on January 5, 2011; 1,400 shares at $163.20 per share granted on July 8, 2011; 1,563 shares at $31.68 per share granted on April 30, 2012; 12,417 shares at $16.80 per share granted on December 11, 2012; 17,125 shares at $16.32 per share granted on January 21, 2013; 22,250 shares at $18.16 per share granted on January 6, 2014, and 37,875 shares at $15.12 per share granted on January 12, 2015. The balance of options granted in 2015 fully vested in January 2017. The options granted in 2016 vested as to 50% of the award on the six month anniversary of the date of grant, and the remaining 50% of the award is scheduled to vest on the first anniversary of the grant date. Under the terms of a Separation Agreement with Mr. Lundy as of April 6, 2017, Mr. Lundy's equity rights were cancelled.
(2)   Includes options to purchase: 209 shares at $710.40 per share granted January 24, 2007; 167 shares at $1,591.20 per share granted January 17, 2008; 209 shares at $319.20 per share granted on January 27, 2009; 209 shares at $528.00 per share granted on January 19, 2010; 209 shares at $141.60 per share granted on January 5, 2011; 834 shares at $31.68 per share granted on April 30, 2012; 6,585 shares at $16.80 per share granted on December 11, 2012; 8,375 shares at $16.32 per share granted on January 23, 2013; 10,875 shares at $18.16 per share granted on January 6, 2014 and 18,500 shares at $15.12 per share granted on January 12, 2015. The balance of options granted in 2015 fully vested in January 2017. The options granted in 2016 vested as to 50% of the award on the six month anniversary of the date of grant, and the remaining 50% of the award is scheduled to vest on the first anniversary of the grant date.
Options Exercised and Stock Vested
Neither of the Named Executive Officers exercised stock options during the year ended December 31, 2016.
Employment Agreements
The Company has entered into employment agreements with, and provides post-employment benefits to, its Named Executive Officers as follows:
Stephen T. Lundy, Chief Executive Officer – On March 24, 2010, we entered into an employment agreement with Mr. Lundy which provides that he serves at the pleasure of the Board of Directors unless the agreement is terminated by either party as provided in the agreement. The agreement provides in the event that Mr. Lundy's employment is terminated by the Company for other than cause, or if such employment is terminated by the executive in the event of a change in control, severance payments based upon Mr. Lundy's salary will be made for twelve months.  In the event of death or disability, severance payments based upon Mr. Lundy's salary will be made for three months. Under the terms of a Separation Agreement with Mr. Lundy as of April 6, 2017, Mr. Lundy's post-employment benefits were terminated.
Jeffrey G. McGonegal, Chief Financial Officer – On February 2, 2009, we entered into an employment agreement with Mr. McGonegal which provides that he serves at the pleasure of the Board of Directors unless the agreement is terminated by either party as provided in the agreement. The agreement provides in the event that Mr. McGonegal's employment is terminated by the Company for other than cause, or if such employment is terminated by the executive in the event of a change in control, severance payments based upon Mr. McGonegal's salary will be made for six months.  In the event of death or disability, severance payments based upon Mr. McGonegal's salary will be made for six months.
Richard J. Whitcomb, Senior Vice President, Corporate Development – On September 14, 2016, we entered into an offer letter with Mr. Whitcomb, our Senior Vice President, Corporate Development.  Mr. Whitcomb had served as President and Chief Executive Officer of BiOptix Diagnostics, Inc., until its acquisition by the Company in September 2016.  His employment agreement provides that if Mr. Whitcomb is terminated without cause before the eight-month anniversary of his start date, he will receive severance equal to base salary as if his employment had been continued for one full year.  Thereafter, he is entitled to severance equal to four months of base salary if his employment is terminated without cause.  Under the terms of a Separation Agreement effective as of June 15, 2017, Mr. Whitcomb's employment with the Company was terminated.

Post-Employment Benefits
The following table discloses the post-employment termination benefits that would have been received by the Named Executive Officers if a termination event had occurred on December 31, 2016:
Named Executive Officer	Benefit	Termination without Cause ($)	Death or Disability ($)	Change In Control (Single Trigger) ($) (1)	Change In Control (Double Trigger) ($)

Stephen T. Lundy (2)	Severance	382,525	95,631	-	382,525
	Options	-	-	81,700	81,700
	Total	382,525	95,631	81,700	469,625

Jeffrey G. McGonegal	Severance	136,002	136,002	-	136,002
	Options	-	-	19,950	19,950
	Total	136,002	136,002	19,950	155,952
__________
(1)  Under the Change in Control Policy approved by the Board of Directors, upon consummation of a Change in Control (as defined in the 2002 Stock Plan) any unvested stock options held by a Named Executive Officer accelerate and vest upon the consummation of a Change in Control.  This column shows the value of unvested stock options that would have been received upon acceleration of unvested stock options as of December 31, 2016.  The closing price of the Company's common stock on December 30, 2016 was $3.84 per share.
(2)  Under the terms of a Separation Agreement with Mr. Lundy as of April 6, 2017, Mr. Lundy's post-employment benefits were terminated and his equity rights were cancelled.
Director Compensation
Since February 1, 2008, each non-employee director receives cash compensation of $1,000 per month.  Our non-employee directors typically receive a stock option award upon joining and additional options over time, generally annually.  The directors are also reimbursed for all expenses incurred by them in attending board and committee meetings.
Director compensation for the year ended December 31, 2016 was:
Name	Cash Fees ($)	Option Awards ($) (6)	Total ($)

Gail Schoettler (1)	24,000	44,753	68,753
Michael M. Beeghley (2)	1,000	36,717	37,717
David Welch (3)	12,000	29,835	41,835
Susan Evans (4)	12,000	29,835	41,835
Michael W. Routh (5)	1,000	36,717	37,717
__________
 (1)  On May 9, 2016, Ms. Schoettler was granted options to purchase 21,000 shares of the Company's common stock at $2.89 per share, vesting in quarterly installments during 2016 and expiring in ten years.  As of December 31, 2016, Ms. Schoettler held a total of 49,130 options to purchase shares of our common stock. Resigned as a member of the board of directors on January 6, 2017.

(2)  On November 30, 2016, Mr. Beeghley was granted options to purchase 16,233 shares of the Company's common stock at $3.00 per share, with 2,333 of the options vested upon grant and the balance vesting annually over three years in arrears and all expiring in ten years.  As of December 31, 2016, Mr. Beeghley held a total of 16,233 options to purchase shares of our common stock.
(3)  On May 9, 2016, Mr. Welch was granted options to purchase 14,000 shares of the Company's common stock at $2.89 per share, vesting in quarterly installments during 2016 and expiring in ten years.  As of December 31, 2016, Mr. Welch held a total of 33,547 options to purchase shares of our common stock. Resigned as a member of the board of directors on January 6, 2017.
(4)  On May 9, 2016, Dr. Evans was granted options to purchase 14,000 shares of the Company's common stock at $2.89 per share, vesting in quarterly installments during 2016 and expiring in ten years As of December 31, 2016, Dr. Evans held a total of 31,125 options to purchase shares of our common stock. Resigned as a member of the board of directors on January 6, 2017.
(5)  On November 30, 2016, Mr. Routh was granted options to purchase 16,233 shares of the Company's common stock at $3.00 per share, with 2,333 of the options vested upon grant and the balance vesting annually over three years in arrears and all expiring in ten years. As of December 31, 2016, Mr. Routh held a total of 16,233 options to purchase shares of our common stock. Resigned as a member of the board of directors on February 7, 2017.
(6)  The "Option Awards" columns reflect the grant date fair value for all stock option awards granted to non-employee directors under the Company's 2002 Stock Plan during 2016.  These amounts are determined in accordance with ASC 718, without regard to any estimate of forfeiture for service vesting. Assumptions used in the calculation of the amounts in this column are included in footnotes 1 and 7 to the Company's audited financial statements for the fiscal year ended December 31, 2016 included in the Annual Report.
COMPENSATION COMMITTEE

The Company's Compensation Committee is comprised of Mike Dai (who serves as Chair of the Compensation Committee), John O'Rourke and Michael Beeghley, each of whom is an independent director.  The amended and restated Compensation Committee Charter is available on our website at www.venaxis.com.

The Compensation Committee held six meetings and took two actions by written consent during the year ended December 31, 2016.

Duties of the Compensation Committee include reviewing and making recommendations regarding compensation of executive officers and determining the need for and the appropriateness of employment agreements for senior executives.  This includes the responsibility: (1) to determine, review and recommend to the Board of Directors for approval on an annual basis the corporate goals and objectives with respect to compensation for the senior executives, and (2) to evaluate at least once a year the performance of the senior executives in light of the established goals and objectives and, based upon these evaluations, to determine and recommend to the Board of Directors for approval the annual compensation for each, including salary, bonus, incentive and equity compensation.  When evaluating the compensation of our executive officers, the Compensation Committee evaluates factors including the executive's responsibilities, experience and the competitive marketplace.  The Compensation Committee may also invite the senior executives and other members of management to participate in their deliberations, or to provide information to the Compensation Committee for its consideration with respect to such deliberations, except that the Chief Executive Officer may not be present for the deliberation of or the voting on compensation for the Chief Executive Officer.  The Chief Executive Officer may, however, be present for the deliberation of or the voting on compensation for any other officer.

The Compensation Committee has authority to retain such compensation consultants, outside counsel and other advisors as the Compensation Committee in its sole discretion deems appropriate.  The Compensation Committee did not retain any such advisor for 2016.

The Compensation Committee also has the authority and responsibility: (1) to review the fees paid to non-employee directors for service on the Board of Directors and its committees, and make recommendations to the Board of Directors with respect thereto; and (2) to review the Company's incentive compensation and other stock-based plans and recommend changes in such plans to the Board of Directors as needed.
COMPENSATION COMMITTEE REPORT

To the Board of Directors of Bioptix, Inc.
The Compensation Committee hereby reports to the Board of Directors that, in connection with this proxy statement we have:
•	reviewed and discussed with management the Compensation Discussion and Analysis disclosure; and
•	based on such review and discussion, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,
The Compensation Committee of Bioptix, Inc.

PROPOSALS TO BE ACTED UPON AT THE MEETING

PROPOSAL NO. 1

APPROVAL OF THE CHANGE IN THE STATE OF INCORPORATION OF THE COMPANY TO NEVADA FROM COLORADO

 Our Board of Directors has adopted resolutions, subject to stockholder approval, to change the Company's state of incorporation to Nevada from Colorado. The Articles of Incorporation (the "Nevada Articles"), attached to this Proxy Statement as Appendix A, and Bylaws (the "Nevada Bylaws"), attached to this Proxy Statement as Appendix B, would became the Company's governing instruments and will differ in some respects from our current Articles of Incorporation and Bylaws, as more thoroughly discussed below.

Reasons for the Reincorporation

Nevada is a nationally-recognized leader in adopting and implementing comprehensive and flexible corporation laws that are frequently revised and updated to accommodate changing legal and business needs. In light of our growth, our Board of Directors believes that it will be beneficial to the Company and its stockholders to obtain the benefits of Nevada's corporation laws. Nevada courts have developed considerable expertise in dealing with corporate legal issues and have produced a substantial body of case law construing Nevada corporation laws. Because the judicial system is based largely on legal precedents, the abundance of Nevada case law should serve to enhance the relative clarity and predictability of many areas of corporation law, and allow our Board of Directors and management to make business decisions and take corporate actions with greater assurance as to the validity and consequences of such decisions and actions.

In addition, we anticipate that the reincorporation (the "Reincorporation") will result in reduced state tax obligations. Nevada currently imposes no corporate income or franchise tax. Nevada imposes a nominal amount of annual corporate fee on corporations.

Certain Effects of the Change in State of Incorporation

The Reincorporation will effect a change in our legal domicile; however, the Reincorporation will not result in any change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which are immaterial). Management, including all directors and officers, will remain the same in connection with the Reincorporation. There will be no substantive change in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the Reincorporation. Upon the effective time of the Reincorporation, each stockholder's shares of common stock will be converted into an equivalent number of shares of common stock of the Nevada corporation.

As previously noted, the new Nevada Articles and Nevada Bylaws will be the governing instruments of the Company, resulting in some changes from our current Articles of Incorporation and Bylaws. Some of these changes are purely procedural in nature, such as a change in our registered office and agent from an office and agent in Colorado to an office and agent in Nevada. Some changes, however, will be substantive in nature. There are also some differences between Colorado corporation laws and Nevada corporation laws. Certain substantive changes to our current Articles of Incorporation and Bylaws, as well as the material differences between Colorado and Nevada law are discussed below. Such summary does not purport to be complete and is qualified in its entirety by reference to Colorado and Nevada corporate laws and the Nevada Articles and Nevada Bylaws included with this Proxy Statement.

As disclosed in more detail under "Anti-Takeover Statutes" below, certain provisions of the Nevada Articles and Nevada Bylaws and applicable provisions of the Nevada Revised Statutes ("NRS") may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of our Company or changing our Board of Directors and management. These provisions may also have the effect of deterring hostile takeovers or delaying changes in our Company's control or in our management.

Change from Colorado Law to Nevada Law

         As a result of the Reincorporation, the Company will now be governed by Nevada corporation laws. The following summarizes some of the material differences between Colorado and Nevada corporation laws. This does not address each difference between Colorado law and Nevada law, but focuses on some of those differences which we believe are most relevant to the existing stockholders. This is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to Colorado law (the "Colorado Revised Statutes" or "CRS") and Nevada law.

Provision	Colorado Law and the Company's Colorado governing documents	Nevada Law and the Company's proposed Nevada governing documents

ELECTIONS; VOTING; PROCEDURAL MATTERS

Number of Directors	Colorado law provides that a corporation must have at least one director and the number of directors must be specified in the corporation's bylaws.
Nevada law provides that the board of directors of a Nevada corporation must have at least one director, and the articles of incorporation or the bylaws may provide for a fixed number of directors or a variable number of directors within a fixed minimum and maximum, and for the manner in which the number of directors may be changed.

The Company's articles of incorporation provided that the number of directors shall be fixed by the board of directors pursuant to the bylaws, with the number of directors being not less than one or more than nine.

The Nevada Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Nevada board of directors.

Classified Board of Directors
Colorado law permits corporations to classify their boards of directors into two or three groups. At least one-third of the total number of directors of a Colorado corporation must be elected annually.

Nevada law permits a Nevada corporation to classify its board of directors either in its articles of incorporation or bylaws. At least one-fourth of the total number of directors of a Nevada corporation must be elected annually.

	The Company does not have a classified board and its governing documents did not provide for any classification.	The Nevada Bylaws do not provide for a classified board of directors. Directors are elected at the annual meeting of stockholders.

Removal of Directors
Under Colorado law, any one or all of the directors of a corporation may be removed if the votes cast in favor of removal exceed the number cast against removal, unless cumulative voting is in effect, but only at a meeting called for such purpose. Removal can be with or without cause, unless the corporation's articles of incorporation provide that directors may be removed only for cause.

Under Nevada law, any one or all of the directors of a corporation may be removed, with or without cause, by the holders of not less than two-thirds of the voting power of a corporation's issued and outstanding stock. The articles of incorporation may require the concurrence of more than two-thirds of the voting power of the issued and outstanding stock entitled to vote in order to remove one or more directors from office.

The Company's bylaws provided that the entire board of directors or any lesser number may be removed, with or without cause, at a meeting called for such purpose. A director may be removed only if the number of votes cast in favor of removal exceeds the number of votes cast against removal.
The Nevada Bylaws provide that any director or the entire board of directors may be removed, with or without cause, by the holders of two-thirds of shares entitled to vote at an election of directors.

Board Action by Written Consent
Colorado law provides that, unless the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee.

Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee.

	The Company's articles of incorporation and the Company's bylaws did not change this statutory rule.	The Nevada Articles and Nevada Bylaws do not change this statutory rule.

Interested Party Transactions
Under Colorado law, a contract or transaction between a corporation and one or more of its directors, or between a corporation and any other corporation, partnership, association, or other organization in which one or more of its directors are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director was present, participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if the director's interest in the contract or transaction is known to the board of directors or stockholders and the transaction is approved or ratified by the board or stockholders in good faith by a vote sufficient for the purpose without counting the vote or votes of the interested director(s), or the contract or transaction is fair to the corporation at the time it is authorized or approved. Colorado law also includes a provision which repeals the above provisions as of the effective date of any federal law that would permit such conflicting interest transactions.

Under Nevada law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other corporation, firm, or association in which one or more of its directors or officers are directors or officers, or have a financial interest, is not void or voidable solely for that reason, or solely because of such relationship or interest, or solely because the interested director or officer was present, participates or votes at the meeting of the board or committee that authorizes the contract or transaction, if (i) the director's or officer's interest in the contract or transaction is known to the board of directors (or committee) or stockholders and the transaction is approved or ratified by the board (or committee) or stockholders in good faith, without counting the vote(s) of the common or interested director(s) in the former case and counting such vote(s) in the latter case, (ii) the fact of the common interest is not known to the interested director(s) or officer(s) at the time the transaction is brought before the board, or (iii) the contract or transaction is fair to the corporation at the time it is authorized or approved.

	The Company's articles of incorporation and bylaws do not place restrictions on interested party transactions in addition to those in the CRS.	The Company's articles of incorporation and bylaws did not place restrictions on interested party transactions in addition to those in the NRS.

Special Meetings of Shareholders
Colorado law provides that special meetings of stockholders are callable by the entire board of directors, a person or persons authorized by the bylaws to call a special meeting of shareholders, or written demand of shareholders holding at least 10% of the votes entitled to be cast on any issue proposed to be considered at the meeting.

Nevada law provides that, unless otherwise provided in the articles of incorporation or bylaws, the entire board of directors, any two directors, or the president may call for an annual or a special meeting of stockholders.

The Company's bylaws provide that special meetings of the shareholders may be called by the president or the board of directors, or upon receipt of one or more written demand from stockholders.
The Nevada Bylaws provide that special meetings of the stockholders may be called by: (i) the Chairman of the board of directors, (ii) the Chief Executive Officer, or (iii) the board of directors pursuant to a resolution adopted by a majority of the total number of authorized directors, and shall be held at such place, on such date, and at such time as the board of directors shall determine.

Failure to Hold an Annual Meeting of Shareholders
Colorado law provides that if a corporation fails to hold an annual meeting within the earlier of six months after the close of the corporation's fiscal year or 15 months after the last annual meeting, a Colorado district court may order an election upon the application of any shareholders entitled to participate in the annual meeting or on application of any person who participated in a call or demand for a special meeting, if notice was not provided pursuant to a lawful demand or the special meeting was not held in accordance with the notice.

Under Nevada law, if a corporation fails to elect directors within 18 months after the last election, a Nevada District Court may order an election upon the petition of one or more stockholders holding at least 15% of the corporation's voting power.

	The Company's articles of incorporation and the Company's bylaws do not change this statutory rule.	The Nevada Articles and Nevada Bylaws do not change this statutory rule.

Cumulative Voting	Colorado law provides that cumulative voting shall apply in the election of directors unless the articles of incorporation specifically deny the right to cumulate votes in the election of directors.
Under Nevada law, cumulative voting is permitted in the election of directors only if the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed.

	The Company has a provision denying cumulative voting rights in the election of its directors in its bylaws.	There is no provision granting cumulative voting rights in the election of its directors in the Nevada Articles.

Vacancies
All vacancies on the board of directors of a Colorado corporation may be filled by the shareholders, the board of directors, or by a majority of the remaining directors though less than a quorum, unless the articles of incorporation provide otherwise; subject to the proviso, however, that if a vacancy occurs in a directorship that was held by a director elected by a voting group of stockholders, then only the remaining directors elected by the same voting group or the shareholders in that voting group are entitled to vote to fill the vacancy.

All vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, although less than a quorum, or by a sole remaining director, unless it is otherwise provided in the articles of incorporation.

The Company's bylaws state that any vacancy on the board of directors may be filled by the affirmative vote of a majority of the shareholders at a special meeting called for that purpose or by the board of directors. If the directors remaining in office constitute fewer than a quorum of the board, the directors may fill the vacancy by the affirmative vote of a majority of all the directors remaining in office.

The Nevada Bylaws provide that any vacancies may be filled by a majority vote of the remaining directors, even though less than a quorum of the board of directors, unless the board of directors determines by resolution to allow such vacancy to be filled by stockholder vote.

Shareholder Voting Provisions
Under Colorado law, a majority of the voting power, which includes the voting power that is present in person or by proxy, generally constitutes a quorum for the transaction of business at a meeting of stockholders, subject to the proviso that a quorum shall not consist of fewer than one-third of the votes entitled to be cast on the matter by a voting group. Generally, action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Colorado law or the articles of incorporation. Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors. Where a separate vote by a class or series is required, a majority of the voting power of the class or series that is present in person or represented by proxy generally constitutes a quorum for the transaction of business. Generally, an act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.

Under Nevada law, a majority of the voting power, which includes the voting power that is present both in person or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business at a meeting of stockholders and action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless otherwise provided in Nevada law or the corporation's articles of incorporation or bylaws. Generally, directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors.

Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the class or series that is present or by proxy, regardless of whether the proxy has authority to vote on all matters, generally constitutes a quorum for the transaction of business. Generally, an act by the stockholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.

	The Company's articles of incorporation and the Company's bylaws do not change these statutory rules.	The Nevada Bylaws do not change the statutory rules regarding the above stockholder voting provisions.
Shareholder Action by Written Consent
Colorado law states that shareholders may act in lieu of a meeting by unanimous written consent, and, if expressly provided for in the articles of incorporation, permits that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.

Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.

The Company's bylaws provide that any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if a written consent (or counterparts thereof) that sets forth the action so taken is signed by all of the shareholders entitled to vote with respect to the subject matter thereof and received by the corporation.

The Nevada Bylaws provide that any action required to be taken at any annual or special meeting of the stockholders, or any action that may be taken at any annual or special meeting of the stockholders or otherwise, may not be taken without a meeting, prior notice, and a vote, and stockholders may not act by written consent.

Stockholder Vote for Mergers and Other Corporate Reorganizations
In general, Colorado requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. So long as the surviving corporation is organized in Colorado, Colorado law does not generally require a shareholders vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger.

Under Nevada law, unless otherwise provided in the articles of incorporation, every corporation may, by action taken at any meeting of its board of directors, sell, lease, or exchange all of its property and assets, upon such terms and conditions as its board of directors may approve, when and as authorized by the affirmative vote of stockholders holding stock in the corporation entitling them to exercise at least a majority of the voting power, or such greater percentage as may be required by the corporation's articles of incorporation or bylaws.

With respect to a merger, Nevada law generally requires authorization by a majority of the voting power of the stockholders (or such greater percentage as may be required by the corporation's articles of incorporation or bylaws), as well as approval by the boards of directors.

Notwithstanding the foregoing, so long as the surviving corporation is organized in Nevada, Nevada law does not generally require a stockholder vote of the surviving corporation in a merger if (i) the plan of merger does not amend the existing articles of incorporation; (ii) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued or issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights issued pursuant to the merger, will not exceed by more than 20% of the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or by the exercise of rights issued pursuant to the merger, will not exceed by more than 20% of the total number of participating shares outstanding immediately before the merger.

	The Company's articles of incorporation and the Company's bylaws do not change these statutory rules.	The Nevada Articles and Nevada Bylaws do not change this statutory rule.

Amendment or Repeal of Bylaws
Under the CRS, shareholders may amend the corporation's bylaws. Unless otherwise specified in the corporation's articles of incorporation, directors also are permitted to amend the bylaws, other than bylaws establishing greater quorums or voting requirements for shareholders or directors, unless prohibited by the bylaws. Directors may not amend the bylaws to change the quorum or voting requirements for shareholders, and directors may amend the bylaws to change the quorum or voting requirements for directors only if such provision was originally adopted by the directors or if such provision specifies that it may be amended by the directors.

Nevada law provides that, unless otherwise prohibited by any bylaws adopted by the stockholders, the board of directors may amend any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend, or repeal bylaws exclusively to the directors.

The Company's bylaws provide that the board of directors shall have power, to the maximum extent permitted by the CRS, to make, amend and repeal the bylaws of the corporation at any regular or special meeting of the board unless the shareholders, in making, amending or repealing a particular bylaw, expressly provide that the directors may not amend or repeal such bylaw. The shareholders also shall have the power to make, amend or repeal the bylaws of the corporation at any annual meeting or at any special meeting called for that purpose.

The Nevada Bylaws provide that the Nevada Bylaws may be amended by the board of directors or by the stockholders, except that any vote of the stockholders to amend the bylaws requires the affirmative vote of the holders of at least 66 2/3% of the outstanding voting power, voting together as a single class.

Amendment or Repeal of Certificate or Articles of Incorporation
Under the CRS, amendments to the articles of incorporation, other than ministerial amendments authorized by the board of directors without shareholder action, may be proposed by the board of directors or by the holders of shares representing at least 10% of all of the shares entitled to vote upon the amendment. The board of directors must recommend the amendment to the shareholders unless the amendment is proposed by the shareholders or the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders with the amendment.

Nevada law requires the adoption of a resolution by the board of directors followed by the affirmative vote of the majority of voting power of the corporation to approve any amendment to the articles of incorporation unless a greater percentage vote is required by the articles of incorporation. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment.

	The Company's articles of incorporation do not contain provisions related to amendments thereof.	The Nevada Articles do not change this statutory rule.

INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES; LIMITATION ON PERSONAL LIABILITY

Indemnification
A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her if such person met the Standard of Conduct (addressed below). With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation. In addition, no indemnification shall be made with respect to any matters as to which a director is adjudged liable on the basis the director derived an improper personal benefit. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Colorado corporate statutes' indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith. The CRS also allows a corporation to indemnify an indemnitee who is not a director to a greater extent than specified in the CRS, if not inconsistent with public policy. However, a corporation may only indemnify a director as specified in the CRS. The CRS requires a corporation to provide its shareholders with written notice of any indemnification payments or expense advancements paid to a director on or before the notice of the next shareholder's meeting after making such payments.

Non-derivative suits: a corporation may indemnify a director, officer, or other agent against fees, expenses and liabilities incurred by such person in connection with any suit or action if such agent either: (i) is not liable under the codification of the business judgment rule set forth in NRS §78.138; or (ii) acted in good faith, in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to criminal actions, had no reason to believe such conduct was unlawful.

Derivative suits: With respect to a suit or action by or in the right of the corporation, no indemnification may be made with respect to any claim as to which such agent has been judged liable to the corporation, unless a court determines that such agent is fairly and reasonably entitled to indemnity.

Mandatory Indemnification: Nevada law requires a director or officer who has been successful on the merits or otherwise in defense of any suit or action referred to above to be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys' fees.

The Company's articles of incorporation and the Company's bylaws did not change these statutory rules.
The Nevada Articles and Nevada Bylaws provide that the corporation shall, to the maximum extent and in the manner permitted by the NRS, indemnify each of its directors, officers, employees, or agents against expenses (including attorneys' fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the corporation.

Limitation on Personal Liability of Directors
If the articles of incorporation so provide, a director of a Colorado corporation cannot be held personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty except where the director breached the duty of loyalty, or engaged in acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, or authorized distributions not permitted under applicable law, or where the director directly or indirectly obtained an improper personal benefit.

Nevada law provides that, unless the articles of incorporation provide for greater individual liability, a director or officer will not be individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or office unless it is proven that (i) his act or failure to act constituted a breach of his fiduciary duties as a director or officer and (ii) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.

The Company's articles of incorporation provided for elimination of director liability for monetary damages for breach of fiduciary duty except where the director breached the duty of loyalty, or engaged in acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, authorized distributions not permitted under applicable law, or where the director directly or indirectly obtained an improper personal benefit.
The Nevada Articles and Nevada Bylaws do not change this statutory rule.

DIVIDENDS AND ISSUER REPURCHASES

Declaration and Payment of Dividends
Under Colorado law, a corporation may make distributions to its stockholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due in the usual course of business and the corporation's total assets would not be less than the sum of its total liabilities plus (unless the articles of incorporation otherwise provide) any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of stockholders whose rights are superior to those receiving the distribution.

Except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution shall be made if following said distribution: (i) the corporation would be unable to pay its debts as they become due in the usual course of business, or (ii) the distribution would leave the corporation with assets less than the sum of total liabilities (plus any amounts necessary to satisfy any preferential rights).

The CRS no longer includes par value or statutory definitions of capital and surplus. The CRS does not contain any other provisions concerning redemptions or repurchases by the corporation. The Company's articles of incorporation and The Company's bylaws did not change these statutory provisions.
The Nevada Articles and Nevada Bylaws do not change this statutory rule.

ANTI-TAKEOVER STATUTES

Control Share Acquisitions
The CRS does not contain provisions designed to deter takeovers of public companies, such as a "fair price" statute, "business combination" statute, "control share acquisition" statute or "cash-out" statute.

Nevada's "Acquisition of Controlling Interest" statute applies to Nevada corporations that do business in the State of Nevada directly or through an affiliate and have 200 or more stockholders of record (at least 100 of which have record addresses in Nevada), unless the articles of incorporation or bylaws specifically provide otherwise. If applicable, this statute generally provides that any person acquiring certain statutorily defined "control" percentages (20%, 33.3%, or 51%) of a corporation's outstanding shares in the secondary market is not entitled to vote those "control shares" unless a majority of the other stockholders elects to restore such voting rights in whole or in part.

Business Combination Statute
The CRS does not contain provisions designed to deter takeovers of public companies, such as a "fair price" statute, "business combination" statute, "control share acquisition" statute or "cash-out" statute.

Nevada law prohibits a Nevada corporation from engaging in any business combination with any interested stockholder (any entity or person beneficially owning, directly or indirectly, 10% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons) for a period of two years following the date that the stockholder became an interested stockholder, unless prior to that date: (i) the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder, or (ii) on or subsequent to the date the person became an interested stockholder, the business combination is authorized by the board of directors and a supermajority of the stockholder other than the interested stockholder.

Nevada law also provides that business combinations after the two-year period following the date that the stockholder became an interested stockholder may also be prohibited unless approved by the corporation's directors or other stockholders or unless the price and terms of the transaction meet the criteria set forth in the statute.

Vote Required

The affirmative vote of the majority of votes cast for this proposal is required to approve the change in the state of incorporation of the Company from Colorado to Nevada.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE CHANGE IN THE STATE OF INCORPORATION OF THE COMPANY FROM COLORADO TO NEVADA.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE
NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 60,000,000 TO 170,000,000

The Board of Directors has approved an amendment to the Company's Articles of Incorporation to increase the number of shares of common stock authorized to 60,000,000 from 170,000,000. The Company's stockholders are being asked to approve this amendment in the form attached hereto as Appendix C.

Increase Authorized Shares of Common Stock

On the Record Date, we had [●] shares of common stock issued and [●] common shares outstanding, [●] shares of common stock that were authorized but unissued, and [●] shares reserved for future issuance, consisting of (i) [●] shares of common stock potentially issuable upon conversion of convertible notes payable, (ii) [●] shares of common stock potentially issuable upon exercise of outstanding warrants and (iii) [●] shares of common stock potentially issuable upon exercise of outstanding stock options.

The Board believes that the availability of additional authorized shares of common stock will provide the Company with additional flexibility to issue common stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, stock splits (including splits effected through the declaration of stock dividends), raising capital, future financings, investment opportunities, licensing agreements, acquisitions or other distributions. Without an increase in the number of authorized shares of common stock, the number of remaining common shares may be insufficient to complete one or more of the above corporate actions when and if the Board deems it advisable and in the best interests of the stockholders to do so. We believe that having the additional authorized shares available to the Company for issuance, upon approval of the Board, will be beneficial to us and our stockholders by allowing us to promptly consider and respond to future business opportunities as they arise, including in relation to acquisition opportunities. The delay involved in calling and holding a stockholders' meeting to approve an increase in authorized shares at the time a business opportunity presents itself may prevent us from timely pursuing that opportunity, or may significantly adversely affect the economic or strategic value of that opportunity. The Board has not authorized the Company to take any action with respect to the shares that would be authorized under this proposal, and the Company currently does not have any definitive plans, arrangements or understandings with respect to the issuance of the additional shares of common stock authorized by the proposed amendment to the Articles of Incorporation, including with respect to the exit strategy previously disclosed.

The proposed amendment to increase the authorized number of shares of common stock could, under certain circumstances, have an anti-takeover effect or delay or prevent a change in control of the Company by providing the Company the capability to engage in actions that would be dilutive to a potential acquirer, to pursue alternative transactions, or to otherwise increase the potential cost to acquire control of the Company. Thus, while the Company currently has no intent to employ the additional unissued authorized shares as an anti-takeover device, the proposed amendment may have the effect of discouraging future unsolicited takeover attempts. The Board is not aware of any such attempt to take control of the Company, and would act in the best interest of shareholders if any attempt was made. The proposed amendment has been prompted by business and financial considerations.

The proposed increase in the number of authorized shares of the Company's common stock will not change the number of shares of common stock outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of the Company's common stock. However, the issuance of additional shares of common stock authorized by this amendment to the Articles of Incorporation may occur at times or under circumstances as to have a dilutive effect on earnings per share, book value per share or the percentage voting or ownership interest of the present holders of the Company's common stock.

Once the proposed amendment is approved, no further action by the shareholders would be necessary prior to the issuance of additional shares of common stock unless required by law or the rules of any stock exchange or national securities association on which the common stock is then listed or quoted. Under the proposed amendment, each of the newly authorized shares of common stock will have the same rights and privileges as currently authorized common stock. Adoption of the proposed amendment will not affect the rights of the holders of currently outstanding common stock of the Company nor will it change the par value of the common stock, which will remain no par value per share. If the proposed amendment is adopted, it will become effective upon filing of an amendment to the Company's Articles of Incorporation with the Colorado Secretary of State (or the Nevada Secretary of State, if Proposal 1 is approved).

Vote Required

The affirmative vote of the majority of votes cast for this proposal is required to approve the amendment to the Company's articles of incorporation to increase the number of shares of common stock authorized from 60,000,000 to 170,000,000.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE FROM 60,000,000 TO 170,000,000.

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO
AUTHORIZE 15,000,000 SHARES OF "BLANK CHECK" PREFERRED STOCK

Authorize Blank Check Class of Preferred Stock

The increase set forth in Proposal 3 is being sought to enhance corporate flexibility and to advance to the Company's business plan. Similarly, we believe that for us to successfully execute our business strategy we may need to raise investment capital and it may be preferable or necessary to issue preferred stock to investors and or to retain key personnel. Preferred stock usually grants the holders certain preferential rights in voting, dividends, liquidation or other rights in preference over a company's common stock. Accordingly, in order to grant us the flexibility to issue our equity securities in the manner best suited for our Company, or as may be required by the capital markets, the amendment will authorize 15,000,000 authorized shares of "blank check" preferred stock for us to issue. The Company's stockholders are being asked to approve this amendment in the form attached hereto as Appendix D.

The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by our Shareholders and the terms, rights and features of which are determined by our Board of Directors upon issuance. The authorization of such "blank check" preferred stock permits our Board of Directors to authorize and issue preferred stock from time to time in one or more series without seeking further action or vote of our Shareholders.

Subject to the provisions of the amendment and the limitations prescribed by law, our Board of Directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by our shareholders. Our Board of Directors would be required to make any determination to issue shares of preferred stock based on its judgment as to what is in the best interests of the Company and our shareholders. The amendment to the Company's Articles of Incorporation will give our Board of Directors flexibility, without further shareholder action, to issue preferred stock on such terms and conditions as our Board of Directors deems to be in our best interests and the best interests of our Shareholders.

The authorization of the "blank check" preferred stock will provide us with increased financial flexibility in meeting future capital requirements. It will allow preferred stock to be available for issuance from time to time and with such features as determined by our Board of Directors for any proper corporate purpose. It is anticipated that such purposes may include, without limitation, exchanging preferred stock for common stock, the issuance for cash as a means of obtaining capital for our use, or issuance as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets.

The issuance by us of preferred stock could dilute both the equity interests and the earnings per share of existing holders of our common stock. Such dilution may be substantial, depending upon the amount of shares issued. The newly authorized shares of preferred stock could also have voting rights superior to our common stock, and therefore would have a dilutive effect on the voting power of our existing shareholders.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of our Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of our Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of our Company by means of a tender offer, proxy contest, merger or otherwise. The ability of our Board of Directors to issue such shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of our Company by tender offer or other means. Such issuances could therefore deprive our shareholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such shares of preferred stock to persons friendly to our Board of Directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to shareholders generally.
The Company has (i) no present plans or commitments for the issuance or use of the preferred stock in connection with any financing, and (ii) no present plans, proposals or arrangements, written or otherwise, at this time to issue any of the preferred stock in connection with a merger, share exchange or acquisition, including with respect to the exit strategy previously disclosed, but other than as described in Proposal 8, whereby certain convertible promissory notes shall be exchanged for shares of Series A Convertible Preferred Stock, to be created pending approval of this Proposal 3, pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended.
Vote Required

The affirmative vote of the majority of votes cast for this proposal is required to approve the amendment to the Company's articles of incorporation to authorize 15,000,000 shares of "blank check" preferred stock.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE 15,000,000 SHARES OF "BLANK CHECK" PREFERRED STOCK.

PROPOSAL NO. 4
APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 30% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d)

Our common stock is currently listed on The Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) ("Rule 5635(d)") requires us to obtain stockholder approval prior to the issuance of our common stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of common stock (and/or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance. shares of our common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

We hereby submit this Proposal 4 to our stockholders for their approval of the potential issuance of shares of our common stock, or securities convertible into our common stock, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

•
The aggregate number of shares issued in the offerings will not exceed 4,000,000 shares of our common stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into common stock);

•	The total aggregate consideration will not exceed $10,000,000 million;

•
The maximum discount at which securities will be offered (which may consist of a share of common stock and a warrant for the issuance of up to an additional share of common stock) will be equivalent to a discount of 30% below the market price of our common stock at the time of issuance in recognition of the limited public float of our traded common stock and historical volatility making the pricing discount of our stock required by investors at any particular time difficult, at this time, to predict. For example, the range of high and low closing prices for our common stock as reported by The Nasdaq Capital Market, for the period December 31, 2015 through December 31, 2016 was $1.62 and $4.54, respectively;

•	Such offerings will occur, if at all, on or before [●], 2018; and

•	Such other terms as the Board of Directors shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing.

The issuance of shares of our common stock, or other securities convertible into shares of our common stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder's proportionate ownership in our common stock.  The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock.

The issuance of shares of common stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board of Directors has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 4,000,000 shares of common stock in the aggregate pursuant to the authority requested from stockholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our common stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $10,000,000 million. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve the issuance of securities in one or more non-public offerings, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 30% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d).

PROPOSAL NO. 5

APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM
DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 20% BELOW THE
MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d)

In the event that the stockholders do not approve Proposal 4, the Board recommends the stockholders approve the following proposal which is identical to Proposal 4 except that the maximum discount at which securities of the Company will be offered will be equivalent to a discount of 20% below the market price for our common stock at the time of issuance. The Board of Directors desires to give the Company's stockholders a meaningful opportunity to make an informed decision regarding the maximum discount below the market price for our common stock to be authorized for future issuance consistent with the principles adopted by NASDAQ (as defined below) and believes providing stockholders several options permits a meaningful informed decision.

The Board's recommendation for Proposal 5 is not contingent on the outcome of the vote on Proposal 4.  In the event both Proposal 4 and Proposal 5 are approved by stockholders, only Proposal 4 shall be deemed to have any effect and the Company will only be authorized to engage in offerings that will not exceed 4 million shares and $10 million in aggregate consideration, as further governed by the parameters of Proposal 4.

Our common stock is currently listed on The Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) ("Rule 5635(d)") requires us to obtain stockholder approval prior to the issuance of our common stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of common stock (and/or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance. Shares of our common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

We hereby submit this Proposal 5 to our stockholders for their approval of the potential issuance of shares of our common stock, or securities convertible into our common stock, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

•
The aggregate number of shares issued in the offerings will not exceed 4,000,000 shares of our common stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into common stock);

•	The total aggregate consideration will not exceed $10,000,000 million;

•
The maximum discount at which securities will be offered (which may consist of a share of common stock and a warrant for the issuance of up to an additional share of common stock) will be equivalent to a discount of 20% below the market price of our common stock at the time of issuance in recognition of the limited public float of our traded common stock and historical volatility making the pricing discount of our stock required by investors at any particular time difficult, at this time, to predict. For example, the range of high and low closing prices for our common stock as reported by The Nasdaq Capital Market, for the period December 31, 2015 through December 31, 2016 was $1.62 and $4.54, respectively;

•	Such offerings will occur, if at all, on or before [●], 2018; and

•	Such other terms as the Board of Directors shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing.

The issuance of shares of our common stock, or other securities convertible into shares of our common stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder's proportionate ownership in our common stock.  The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock.

The issuance of shares of common stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board of Directors has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 4,000,000 shares of common stock in the aggregate pursuant to the authority requested from stockholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our common stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $10,000,000 million. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

 Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve the issuance of securities in one or more non-public offerings, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

THE BOARD RECOMMENDS THATTHE STOCKHOLDERS VOTE FOR APPROVAL OF THE ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 20% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d).

PROPOSAL NO. 6

APPROVAL OF THE PARTICIPATION OF OFFICERS, DIRECTORS AND EMPLOYEES OF THE COMPANY TO
PARTICIPATE IN THE BELOW MARKET OFFERINGS APPROVED PURSUANT TO
PROPOSAL 4 OR PROPOSAL 5 IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(c)

Our common stock is currently listed on The NASDAQ Capital Market, and, as such, we are subject to the NASDAQ Marketplace Rules.  NASDAQ Marketplace Rule 5635(c) ("Rule 5635(c)") requires us to obtain stockholder approval of the participation of officers, directors and employees of the Company in the below market offerings approved pursuant to Proposal 4 or Proposal 5.

As discussed in Proposal 4 or Proposal 5 above, we may seek to raise additional capital to implement our business strategy and enhance our overall capitalization through certain non-public offerings involving the sale, issuance or potential issuance of our common stock (and/or securities convertible into or exercisable for common stock).  We have not determined the particular terms for such prospective offerings provided for by Proposal 4 or Proposal 5 above.  However, Rule 5635(c) requires shareholder approval for certain equity compensation arrangements involving the issuance of common stock by a company to its officers, directors, employees, or consultants and, pursuant to Rule 5635(c), such issuances of common stock at a price less than the market value of the common stock are considered a form of "equity compensation." For this purpose, market value is the closing bid price immediately preceding the time the Company enters into a binding agreement to issue the securities. Because we may seek additional capital that triggers the requirements of Rule 5635(c), we are seeking stockholder approval now, so that we will be able to move more quickly to take advantage of any opportunities that may develop in the equity markets.

We hereby submit this Proposal 6 to our stockholders for their approval of the participation of officers, directors and employees of the Company in the below market offerings approved pursuant to Proposal 4 or Proposal 5 above.

Further, the participation of our officers, directors and employees in the below market offerings approved pursuant to Proposal 4 or Proposal 5 above would dilute, and thereby reduce, each existing stockholder's proportionate ownership in our common stock. The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock.

The issuance of shares of common stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board of Directors has not yet determined the terms and conditions of any of the proposed offerings provided for by Proposal 4 or Proposal 5. As a result, the level of potential dilution cannot be determined at this time. It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our common stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

Vote Required for Approval

The affirmative vote of a majority of the votes cast for this proposal is required to approve the participation of officers, directors and employees of the Company to participate in the below market offerings approved pursuant to Proposal 4 or Proposal 5, as required by and in accordance with NASDAQ Marketplace Rule 5635(c).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVING THE PARTICIPATION OF OFFICERS, DIRECTORS AND EMPLOYEES OF THE COMPANY IN THE BELOW MARKET OFFERINGS APPROVED PURSUANT TO PROPOSAL 4 OR PROPOSAL 5, AS REQUIRED BY AND IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(C).

PROPOSAL NO. 7

APPROVAL OF THE 2017 EQUITY INCENTIVE PLAN AND THE RESERVATION OF 895,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

Description of Our 2017 Equity Incentive Plan

    On April 28, 2017, the Board adopted the 2017 Equity Incentive Plan (the "2017 Plan"), an omnibus equity incentive plan pursuant to which the Company may grant cash and equity-linked awards to certain officers, directors, consultants and others. The Board recommends adoption of the 2017 Plan as a means to offer incentives and attract, motivate and retain and reward persons eligible to participate in the 2017 Plan. Accordingly the Board unanimously approved and adopted the 2017 Plan.

The 2017 Plan will replace the Company's 2002 Stock Incentive Plan (the "2002 Plan") on a prospective basis.  If the 2017 Plan is approved by the Company's shareholders, no new grants will be made from the 2002 Plan.  See "– Shares Available." Any awards previously granted under the 2002 Plan will continue to vest and be exercisable in accordance with their original terms and conditions.  If the 2017 Plan is not approved, the Company intends to continue to issue options under the 2002 Plan to the extent that authorized shares are available.

    Set forth below is a summary of the 2017 Plan, which is qualified in its entirety by reference to the full text of the 2017 Plan, a copy of which is included as Appendix E to this proxy statement.

Shares Available

As of the date of approval of the 2017 Plan, no additional grants will be made under the Corporation's 2002 Plan.  Outstanding grants and awards under the 2002 Plan will continue to be governed by their terms and the terms of the 2002 Plan.

The 2017 Plan authorizes issuance of 895,000 shares of the Company's common stock, which represents approximately 17% of the Company's issued common stock as of April 20, 2017, on a fully diluted basis and which includes previously approved plan rights of the 2002 Plan which are being transferred to the 2017 Plan; provided, however, that such share reserve shall be increased from time to time by a number of shares equal to the number of shares of common stock that are issuable pursuant to option grants outstanding under the 2002 Plan that, but for the termination or suspension of the 2002 Plan, would otherwise have reverted to the share reserve of the 2002 Plan pursuant to the terms thereof as a result of the expiration, termination, cancellation, cashless exercise, net exercise or forfeiture of such options.

As of the Record Date, [●] options and [●] shares of common stock were issued under the previously adopted 2002 Plan.

Administration

The 2017 Plan will be administered by the Board or by one or more committees of directors appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of the 2017 Plan (the "Administrator"). Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. Any committee delegated administrative authority under the 2017 Plan may further delegate its authority under the 2017 Plan to another committee of directors, and any such delegate shall be deemed to be an Administrator of the 2017 Plan. The Administrator comprised solely of directors may also delegate, to the extent permitted by applicable law, to one or more officers of the Company, its powers under the 2017 Plan (a) to Eligible Persons (as defined below) who will receive grants of awards under the 2017 Plan and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards.  The Board may delegate different levels of authority to different committees with administrative and grant authority under the 2017 Plan. It is anticipated that the Administrator (either generally or with respect to specific transactions) will be constituted so as to comply, as necessary or desirable, with the requirements of Internal Revenue Code of 1986, as amended (the "Code"), Section 162(m) of the Code and Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Eligibility

Awards may be granted pursuant to the 2017 Plan only to persons who are eligible persons. Under the 2017 Plan, "Eligible Person" means any person who is either: (a) an officer (whether or not a director) or employee of the Company or one of its subsidiaries; (b) a director of the Company or one of its subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Company or one of its subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Company or one of its subsidiaries) to the Company or one of its subsidiaries and who is selected to participate in the 2017 Plan by the Administrator; provided, however, that an Eligible Person may only participate in the 2017 Plan if such participation would not adversely affect either the Company's eligibility to use Form S-8 to register, under the Securities Act of 1933, as amended, the offering and sale of shares issuable under the 2017 Plan by the Company or the Company's compliance with any other applicable laws. As of the Record Date, the approximate number of Eligible Persons under the 2017 Plan included [●] officers or employees of the Company and [●] directors of the Company.

Awards

The 2017 Plan permits the grant of: (a) stock options, which may be intended as an incentive stock option within the meaning of Section 422 of the Code (an "ISO") or as a nonqualified stock option (an option not intended to be an ISO); (b) stock appreciation rights ("SARs"); (c) restricted shares; (d) restricted share units; (e) cash awards; or (f) other awards, including: (i) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the common stock (subject to certain requirements as discussed in the 2017 Plan and in compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (ii) any similar securities with a value derived from the value of or related to the common stock and/or returns thereon.  All of the reserved shares under the 2017 Plan may be issued as ISOs.

The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with the 2017 Plan. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, (i) to the extent that an award under the 2017 Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Company will not be deemed to have been delivered under the 2017 Plan and will be deemed to remain or to become available under the 2017 Plan; and (ii) shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered and will be deemed to remain or to become available under the 2017 Plan. The foregoing adjustments to the share limit of the 2017 Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended to qualify as performance-based compensation thereunder.

    The number of shares available for issuance under the 2017 Plan (as well as the number of shares that may be issued as ISOs, and the share limitations set forth below under the heading "— Performance Based Compensation") are subject to proportionate adjustment by the Administrator in the event of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split, or upon any merger, arrangement, combination, consolidation, or other reorganization, or upon any spin-off, split-up or similar extraordinary dividend distribution in respect of the common stock, or upon any exchange of common stock or other securities of the Company, or upon any similar unusual or extraordinary corporate transaction in respect of the common stock.

    Option and SAR Awards. Option and SAR awards granted under the 2017 Plan must have an exercise price or base price of no less than 100% of the fair market value of a share of common stock on the date of grant of the option (or 110% of the fair market value on the date of grant, in the case of ISOs granted to certain ten percent stockholders of the Company). Options and SAR awards shall become exercisable upon such conditions as the Administrator may establish in its sole discretion. The exercise price of any option shall be paid in cash or by any of the methods set forth below under the heading "— Consideration for Awards." Option and SAR awards are exercisable for a period established by the Administrator, which in no event shall exceed ten years from the date of grant (five years in the case of ISOs granted to certain ten percent stockholders of the Company). If the Administrator does not specify otherwise in an award agreement, upon termination of a participant's employment or other service to the Company, option and SAR awards shall expire (1) three months after the last day that the participant is employed by or provides services to the Company or any subsidiary (provided, however, that in the event of the participant's death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose termination of employment or services is due to death or disability (as defined in the applicable award agreement), twelve months after the last day that the participant is employed by or provides services to the Company or any subsidiary; and (3) immediately upon a participant's termination for "cause."

    Restricted Shares. A participant that is granted restricted stock under the 2017 Plan shall have all of the rights of a shareholder, including the right to vote the shares of restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirements imposed by the Administrator). As a condition to the grant of an award of restricted stock, subject to applicable law, the Administrator may require or permit a participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under the 2017 Plan. Unless otherwise determined by the Administrator, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed.

    Restricted Share Units. At the time an award of restricted share units is made, the Administrator shall determine the period of time during which the restricted share units shall vest and the timing of settlement. Subject to the 2017 Plan, the applicable award agreement and any other procedures established by the Administrator, the Administrator may determine to pay dividend equivalent rights with respect to restricted share units, in which case, the Company shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of common stock underlying each restricted share unit.  Each amount or other property credited to any such account shall be subject to the same vesting conditions as the restricted share unit to which it relates.  The participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject restricted share unit. Each participant receiving restricted share units shall have no rights as a shareholder with respect to such restricted share units until such time as shares of common stock are issued to the participant.

    Director Compensation Policy. A portion of the shares available for issuance under the 2017 Plan will be available for issuance in connection with the Company's director compensation policy.

Performance Based Compensation

The 2017 Plan provides for the grant of certain awards, the vesting or payment of which may be contingent on the satisfaction of certain performance criteria. Such performance-based awards are designed to be exempt from the limitations of Section 162(m) of the Code, as described below under "—Certain Federal Tax Consequences." The maximum number of shares that may be issued to any single participant pursuant to options and SARs during the term of the 2017 Plan shall not exceed 895,000 shares. The maximum number of shares of common stock which may be delivered pursuant to other performance-based equity awards granted during the 162(m) Term (as defined below) may not exceed 895,000 shares, and the maximum amount of cash compensation payable pursuant to performance-based cash awards granted during the 162(m) Term (as defined below) may not exceed $1,000,000. The 162(m) Term is the period beginning on the effective date of the 2017 Plan and ending on the date of the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders first approve this 2017 Plan (the "162(m) Term").

The 2017 Plan includes the following performance criteria that may be used by the Administrator when granting performance-based awards: (1) earnings per share, (2) cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities), (3) total stockholder return, (4) price per share of common stock, (5) gross revenue, (6) revenue growth, (7) operating income (before or after taxes), (8) net earnings (before or after interest, taxes, depreciation and/or amortization), (9) return on equity, (10) capital employed, or on assets or on net investment, (11) cost containment or reduction, (12) cash cost per ounce of production, (13) operating margin, (14) debt reduction, (15) resource amounts, (16) production or production growth, (17) resource replacement or resource growth, (18) successful completion of financings, or (19) any combination of the foregoing.

Fair Market Value

       Under the 2017 Plan, "Fair Market Value" means, unless otherwise determined or provided by the Administrator under the circumstances, the closing price for a share of common stock on the trading day immediately before the grant date, as furnished by The Nasdaq Capital Market or other principal stock exchange on which the common stock is then listed for the date in question, or if the common stock is no longer listed on a principal stock exchange, then by the Over-the-Counter Bulletin Board or OTC Markets. If the common stock is no longer listed on The Nasdaq Capital Market or listed on a principal stock exchange or is no longer actively traded on the Over-the-Counter Bulletin Board or OTC Markets as of the applicable date, the Fair Market Value of the common stock shall be the value as reasonably determined by the Administrator for purposes of the award under the circumstances.

Consideration for Awards

                The purchase price for any award granted under the 2017 Plan or the common stock to be delivered pursuant to any such award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;

•	cash, check payable to the order of the Company, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned shares of common stock that are fully vested and unencumbered;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•
subject to such procedures as the Administrator may adopt, pursuant to a "cashless exercise" with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

                In the event that the Administrator allows a participant to exercise an award by delivering shares of common stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of common stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant's ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Company.

Change in Control

Upon a Change in Control (as defined below), each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under the 2017 Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control.  Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change in Control (or upon any other event or other circumstance related to the Change in Control, such as an involuntary termination of employment occurring after such Change in Control, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the Change in Control.

For purposes of the 2017 Plan, "Change in Control" shall be deemed to have occurred if:

(i)           a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its subsidiaries, and their affiliates;

(ii)           the Company shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its subsidiaries, and their affiliates;

(iii)           the Company shall sell substantially all of its assets to another entity that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv)           a person shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such person), any employee benefit plan of the Company or its subsidiaries, and their affiliates.

Notwithstanding the foregoing, (1) the Administrator may waive the requirement described in paragraph (iv) above that a person must acquire more than 50% of the outstanding voting securities of the Company for a Change in Control to have occurred if the Administrator determines that the percentage acquired by a person is significant (as determined by the Administrator in its discretion) and that waiving such condition is appropriate in light of all facts and circumstances, and (2) no compensation that has been deferred for purposes of Section 409A of the Code shall be payable as a result of a Change in Control unless the Change in Control qualifies as a change in ownership or effective control of the Company within the meaning of Section 409A of the Code.

The "spread" under an ISO—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant's alternative minimum tax liability exceeds such participant's regular income tax liability, the participant will owe the alternative minimum tax liability.

Restricted Stock. Restricted stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e. the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock (if any). If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant's subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss treatment depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.

Participants receiving restricted stock awards may make an election under Section 83(b) of the Code ("Section 83(b) Election") to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued.

Other Awards. Other awards (such as restricted stock units) are generally treated as ordinary compensation income as and when common stock or cash are paid to the participant upon vesting or settlement of such awards. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

Section 162(m) of the Internal Revenue Code. Under Code Section 162(m), no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company's "covered employees." A "covered employee" is the Company's chief executive officer and the three other most highly compensated officers of the Company other than the chief financial officer. An exception to this rule applies to "qualified performance based compensation," which generally includes stock options and stock appreciation rights granted under a stockholder approved plan, and other forms of equity incentives, the vesting or payment of which is contingent upon the satisfaction of certain stockholder approved performance goals. The Company intends that the 2017 Plan allow for the grant of options and stock appreciation rights that may be treated as "qualified performance based compensation" that is exempt from the limitations of Code Section 162(m), and for the grant of other performance-based awards that may be treated as "qualified performance based compensation," but it makes no assurance that either such type of award will be so treated.

Certain Federal Tax Consequences

The following summary of the federal income tax consequences of the 2017 Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Nonqualified Stock Options. The grant of a nonqualified stock option under the 2017 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of common stock at the time of exercise over the option exercise price. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant's subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain.

Incentive Options. The grant of an ISO under the 2017 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a "disqualifying disposition"), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company. Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

New Plan Benefits

SEC rules require us to disclose any amounts that we currently are able to determine will be allocated to our named executive officers, directors and other employees following approval of the 2017 Plan. No such amounts are currently determinable or allocated to any of the foregoing Eligible Persons under the 2017 Plan.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve the 2017 Equity Incentive Plan and the reservation of 895,000 shares of common stock reserved for issuance thereunder.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE 2017 EQUITY INCENTIVE PLAN AND THE RESERVATION OF 895,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

PROPOSAL NO. 8
APPROVAL OF THE ISSUANCE OF $4.75 MILLION OF CONVERTIBLE PROMISSORY NOTES, WARRANTS TO PURCHASE UP TO 1,900,000 SHARES OF COMMON STOCK, SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK (WHEN EXCHANGED FOR THE CONVERTIBLE PROMISSORY NOTES), AND THE SHARES OF THE COMMON STOCK ISSUABLE UPON CONVERSION OR EXERCISE OF THE AFOREMENTIONED SECURITIES, ISSUED BY THE COMPANY IN A PRIVATE PLACEMENT THAT CLOSED ON MARCH 16, 2017, AS REQUIRED BY AND IN ORDER TO SATISFY THE REQUIREMENTS OF THE NASDAQ CAPITAL MARKET, INCLUDING WITHOUT LIMITATION, MARKETPLACE RULE 5635(D)

On March 15, 2017, the Company entered into separate securities purchase agreements (the "Purchase Agreement(s)") pursuant to which it agreed to sell up to $4,750,000 of principal amount of convertible promissory notes (the "Notes") and three year warrants to purchase up to 1,900,000 shares of the Company's common stock (the "Warrants") to accredited investors (the "Investors")(the "Private Placement").  On March 16, 2017, the Company satisfied all closing conditions and closed the Private Placement. The Notes were issued to each Investor in such Investor's subscription amount and are convertible into shares of common stock at an initial conversion price of $2.50 (the "Conversion Price").  Each Warrant is exercisable into shares of common stock at an exercise price equal to $3.56 per share (the "Exercise Price").

The Private Placement was approved by the Board of Directors on March 14, 2017. The Board determined that the Private Placement was advisable and in the best interest of the stockholders of the Company for a number of reasons, including the need to raise funds for working capital and general corporate purposes. In reaching its determination, the Board also considered potential alternate financing sources and the risks that would be involved with delaying the Private Placement given the Company's cash position.  Mr. Honig invested $500,000 in the Private Placement and is a holder of a Note and Warrant.

Description of Notes

The Notes are convertible at the Conversion Price at any time after the Company has received (i) NASDAQ Approval (as defined in the Purchase Agreement) and (ii) shareholder approval, such approval being asked for in this Proposal 8.  The number of shares of common stock issuable upon a conversion shall be determined by the quotient obtained by dividing the outstanding principal amount of such Investor's Note to be converted by the Conversion Price.  The Company is prohibited from effecting a conversion of any Note to the extent that, as a result of any such exercise, the holder would beneficially own more than 9.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock upon conversion of such Note (the "Beneficial Ownership Limitation").

Except as otherwise provided in the Note, the Company may not prepay or redeem the Note in whole or in part without the prior written consent of the holder, and to the extent the Company agrees with other holders to prepay or redeem other Notes in whole or in part, the Company shall offer such prepayment or redemption of the Note on a pro rata basis on the same terms and conditions.

If the Company, at any time while the Note is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of common stock on shares of common stock or any common stock equivalents (which, for avoidance of doubt, shall not include any shares of common stock issued by the Company upon conversion of the Notes), (ii) subdivides outstanding shares of common stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of common stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the common stock, any shares of capital stock of borrower, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of common stock outstanding immediately after such event.

Holders of the Notes shall be entitled to receive, and the Company shall pay, cumulative interest on the outstanding principal amount of the Note at the annual rate of two (2%) percent (all subject to increase as set forth in the Note), payable on the Maturity Date (as defined in the Note) in cash or shares issuable in lieu of the cash payment of interest on the Notes in accordance with the terms of the Notes. Interest on the Notes shall be calculated on the basis of a 360-day year and the actual number of days elapsed. Payments made in connection with the Notes shall be applied first to amounts due thereunder other than principal and interest, thereafter to interest and finally to principal. Conversion privileges set forth in the Notes shall remain in full force and effect immediately from the date thereof and until the Note is paid in full.

Pursuant to the Purchase Agreement, upon an affirmative vote for Proposal 3, authorizing the creation of 15,000,000 shares of "blank check" preferred stock, the Company shall designate shares of preferred stock as "Series A Preferred Stock" by filing a Certificate of Designations, Preferences and Rights of 0% Series A Convertible Preferred Stock (the "Certificate of Designations") with the Secretary of State of Colorado (or Nevada, if Proposal 1 is also approved)(such date of filing, the "Filing Date"). On the Filing Date, the Notes shall automatically, and without any further action on the part of the Investors, be exchanged for shares of Series A Convertible Preferred Stock based on a ratio of $1.00 of stated value of shares of Series A Convertible Preferred Stock for each $1.00 of then outstanding principal amount of Notes plus any accrued but unpaid interest thereon, pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended. The conversion of the shares of Series A Convertible Preferred Stock (when exchanged for the Notes) is subject to shareholder approval, such approval being asked for in this Proposal 8.

Description of Warrants

The Company issued Warrants registered in the name of each such Investor to purchase an aggregate of 1,900,000 shares of common stock with each Warrant based upon the number of shares of common stock equal to 100% of such Investor's subscription amount divided by the Conversion Price. The Warrants are exercisable at a price of $3.56 per share, subject to adjustment, and expire three years from the date of issuance. The holders may, subject to certain limitations, exercise the Warrants on a cashless basis. The Company is prohibited from effecting an exercise of any Warrant to the extent that, as a result of any such exercise, the holder would beneficially own more than 9.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock upon exercise of such Warrant.  The exercise of the Warrants is subject to shareholder approval, such approval being asked for in this Proposal 8.

If the Company, at any time while the Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of common stock on shares of common stock or any common stock equivalents (which, for avoidance of doubt, shall not include any shares of common stock issued by the Company upon exercise of the Warrants), (ii) subdivides outstanding shares of common stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of common stock into a smaller number of shares or (iv) issues, in the event of a reclassification of shares of the common stock, any shares of capital stock of borrower, then the exercise price shall be multiplied by a fraction of which the numerator shall be the number of shares of common stock (excluding any treasury shares of the Company) outstanding immediately before such event, and of which the denominator shall be the number of shares of common stock outstanding immediately after such event.

Description of Shares of Series A Convertible Preferred Stock

Pursuant to the Purchase Agreement, upon an affirmative vote for Proposal 3, authorizing the creation of 15,000,000 shares of "blank check" preferred stock, the Company shall designate shares of preferred stock as "Series A Preferred Stock" by filing a Certificate of Designations, Preferences and Rights of 0% Series A Convertible Preferred Stock (the "Certificate of Designations") with the Secretary of State of Colorado (or Nevada, if Proposal 1 is also approved)(such date of filing, the "Filing Date"). On the Filing Date, the Notes shall automatically, and without any further action on the part of the Investors, be exchanged for shares of Series A Convertible Preferred Stock based on a ratio of $1.00 of stated value of shares of Series A Convertible Preferred Stock for each $1.00 of then outstanding principal amount of Notes plus any accrued but unpaid interest thereon, pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended. The conversion of the shares of Series A Convertible Preferred Stock (when exchanged for the Notes) is subject to shareholder approval, such approval being asked for in this Proposal 8.

The shares of Series A Convertible Preferred Stock are convertible into shares of common stock based on a conversion calculation equal to the stated value of such shares of Series A Convertible Preferred Stock, plus all accrued and unpaid dividends, if any, on such shares of Series A Convertible Preferred Stock, as of such date of determination, divided by the conversion price of $2.50, subject to adjustments. The shares of Series A Convertible Preferred Stock are subject to adjustment for stock splits, stock dividends, recapitalizations, combinations, subdivisions or other similar events.

In addition, in the event the Company issues or sells, or is deemed to issue or sell, shares of common stock at a per share price that is less than the conversion price then in effect, the conversion price shall be reduced to such lower price, subject to certain exceptions. Each holder is entitled to vote on all matters submitted to stockholders of the Company, and shall have the number of votes equal to the number of shares of common stock issuable upon conversion of such holder's shares of Series A Convertible Preferred Stock, provided that in no event shall the holders be entitled to cast votes in excess of the number of votes that holders would be entitled to cast if the shares of Series A Convertible Preferred Stock were converted at $3.56 per share.

All shares of capital stock of the Company shall be junior in rank to all shares of Series A Convertible Preferred Stock with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding-up of the Company. Without the prior express consent of the holders of at least a majority of the outstanding shares of Series A Convertible Preferred Stock, voting separate as a single class, the Company shall not hereafter authorize or issue any additional or other shares of capital stock that is (i) of senior rank to the Series A Convertible Preferred Stock in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding-up of the Company, (ii) of pari passu rank to the Series A Convertible Preferred Stock in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding-up of the Company or (iii) any junior stock having a maturity date (or any other date requiring redemption or repayment of such shares of junior stock) that is prior to the date on which any shares of Series A Convertible Preferred Stock remain outstanding. In the event of the merger or consolidation of the Company with or into another corporation, the shares of Series A Convertible Preferred Stock shall maintain their relative rights, powers, designations, privileges and preferences provided for in the Certificate of Designations and no such merger or consolidation shall result inconsistent therewith.

Each holder of shares of Series A Convertible Preferred Stock shall be entitled to receive dividends, which dividends shall be paid by the Company out of funds legally available therefor, payable, subject to the conditions and other terms hereof, in shares of common stock or cash on the stated value of such shares of Series A Convertible Preferred Stock at the dividend rate of two percent (2%) per annum, which shall be cumulative and shall continue to accrue and compound monthly whether or not declared and whether or not in any fiscal year there shall be net profits or surplus available for the payment of dividends in such fiscal year.

If at any time the Company grants, issues or sells any securities or rights to purchase securities pro rata to the holders of common stock, then each holder of  shares of Series A Convertible Preferred Stock will be entitled to acquire or receive, as applicable, subject to certain terms, such securities or right to purchase securities or other assets, as applicable, such holder could have acquired if such holder had held the number of shares of common stock acquirable upon complete conversion of all of such holder's  shares of Series A Convertible Preferred Stock held by such holder immediately before the record date for such issuance. In addition, should the Company ever undertake a corporate event (as defined in the certificate of designations), the Company shall ensure that each holder of  shares of Series A Convertible Preferred Stock shall have the right to receive, upon conversion of such holder's  shares of Series A Convertible Preferred Stock (i) in addition to the shares of common stock received upon such conversion, such securities or other assets such holder would have been entitled to with respect to such shares of common stock had the common stock been held by such holder upon the consummation of the corporate event or (ii) in lieu of the shares of common stock receivable upon such conversion, such securities or other assets received by holders of common stock in such amount such holder would have been entitled to receive had the  shares of Series A Convertible Preferred Stock initially been issued with conversion rights for such consideration at a conversion rate commensurate with the conversion rate for the  shares of Series A Convertible Preferred Stock. Notwithstanding the foregoing, the Company is prohibited from effecting a conversion of the  shares of Series A Convertible Preferred Stock to the extent that, as a result of such conversion, any Investor would beneficially own more than 4.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock upon conversion of the  shares of Series A Convertible Preferred Stock, which beneficial ownership limitation may be increased by the holder up to, but not exceeding, 9.99%.

Registration Rights Agreement

In connection with the Private Placement, the Company entered into a registration rights agreement, dated as of March 16, 2017 (the "Registration Rights Agreement"), with each Investor, pursuant to which the Company will undertake to file a registration statement to register the shares of common stock issuable upon (i) conversion of the Notes; (ii) exercise of the  Warrants and (iii) conversion of the  shares of Series A Convertible Preferred Stock issued or issuable pursuant to the Purchase Agreement, within forty-five days following the date of closing, to cause such registration statement to be declared effective by the Securities and Exchange Commission within one hundred and twenty days of the filing date and to maintain the effectiveness of the registration statement until all of such shares of common stock registered have been sold or are otherwise able to be sold pursuant to Rule 144.  In the event the Company fails to file, or obtain effectiveness of, such registration statement with the given period of time, the Company will be obligated to pay liquidated damages to the Investors for every thirty-days during which such filing is not made and/or effectiveness obtained, such fee being subject to certain exceptions.

Possible Effects on Rights of Existing Stockholders

We issued convertible promissory notes with an aggregate principal amount of $4,750,000 and Warrants to purchase up to 1,900,000 shares of common stock.  Any additional equity or convertible debt financings in the future could result in further dilution to our stockholders.  Additionally, sales in the public market of shares of common stock or the shares of common stock acquired upon conversion of the Notes, upon conversion of the shares of Series A Convertible Preferred Stock (when exchanged for the Notes) or the exercise of the Warrants, or the perception that such sales could occur, could adversely affect the prevailing market price of our common stock and impair our ability to raise funds in additional stock financings.  The sale into the public market of these shares could also materially and adversely affect the market price of our common stock. The Notes, shares of Series A Convertible Preferred Stock (when exchanged for the Notes) and the Warrants could be converted into shares of common stock constituting more than 20% of our shares of common stock outstanding before the Private Placement.  Therefore, the Company is seeking stockholder approval under Nasdaq Marketplace Rule 5635(d).

Reasons for Stockholder Approval

Our common stock is listed on The Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) requires that an issuer obtain stockholder approval prior to the issuance of common stock in certain circumstances, including for an issuance of common stock through a private placement, if such issuance is for less than the greater of book or market value of the common stock and would equal 20% or more of the common stock or voting power of the issuer outstanding before the issuance.  The initial conversion price of the Notes is $2.50.  If this Proposal 8 is approved, the issuance of our common stock upon conversion of the Notes, shares of Series A Convertible Preferred Stock (when exchanged for the Notes) and Warrants could exceed 20% of our common stock outstanding as of the Closing Date.  We therefore seek your approval of this Proposal in order to satisfy the requirements of Nasdaq Marketplace Rule 5635(d) with respect to the issuance of the common stock upon the conversion of the Notes, conversion or dilution of the  shares of Series A Convertible Preferred Stock (when exchanged for the Notes) and exercise of the Warrants.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve the issuance of the Notes, the Warrants, and the shares of Series A Convertible Preferred Stock, and the shares of the common stock issuable upon conversion or exercise of the aforementioned securities, issued by the Company in a private placement that closed on March 16, 2017, as required by and in order to satisfy the requirements of The Nasdaq Capital Market, including without limitation, Marketplace Rule 5635(d).

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE ISSUANCE OF $4.75 MILLION OF CONVERTIBLE PROMISSORY NOTES, WARRANTS TO PURCHASE UP TO 1,900,000 SHARES OF COMMON STOCK, SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK (WHEN EXCHANGED FOR THE CONVERTIBLE PROMISSORY NOTES), AND THE SHARES OF THE COMMON STOCK ISSUABLE UPON CONVERSION OR EXERCISE OF THE AFOREMENTIONED SECURITIES, ISSUED BY THE COMPANY IN A PRIVATE PLACEMENT THAT CLOSED ON MARCH 16, 2017, AS REQUIRED BY AND IN ORDER TO SATISFY THE REQUIREMENTS OF THE NASDAQ CAPITAL MARKET, INCLUDING WITHOUT LIMITATION, MARKETPLACE RULE 5635(D).

PROPOSAL NO. 9
 APPROVAL OF THE GRANT TO THE BOARD OF DIRECTORS, IN ITS DISCRETION, THE ABILITY TO ISSUE UP TO $8,500,000 OF COMMON STOCK UPON EXERCISE OF WARRANTS TO PURCHASE SHARES OF OUR COMMON STOCK THAT WERE ISSUED IN PRIVATE PLACEMENTS ON MARCH 10, 2017 AND MARCH 16, 2017, AT AN AMENDED EXERCISE PRICE OF $3.00, INCLUDING AMENDMENT OF THE EXERCISE PRICE AND ISSUANCE OF SUCH SHARES OF COMMON STOCK IN ACCORDANCE WITH THE REQUIREMENTS OF THE NASDAQ CAPITAL MARKET, INCLUDING WITHOUT LIMITATION, MARKETPLACE RULE 5635(D)

On March 10, 2017, the Company sold $2,250,000 of units (the "Units") of its securities, pursuant to separate purchase agreements with accredited investors, at a purchase price of $2.50 per Unit.  Each Unit consisted of one share of the Company's common stock and a three year warrant to purchase one share of common stock, at an exercise price of $3.50 per share. The Company sold warrants to purchase an aggregate of 900,000 shares of common stock.

The warrants are exercisable, at any time on or after the sixth month anniversary of the closing date of the Private Placement, at a price of $3.50 per share, subject to adjustment, and expire three years from the date of issuance. The holders may, subject to certain limitations, exercise the warrants on a cashless basis. The Company is prohibited from effecting an exercise of any warrant to the extent that, as a result of any such exercise, the holder would beneficially own more than 9.99% of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock upon exercise of such warrant.

On March 16, 2017, the Company closed on the Private Placement pursuant to which the Company agreed to sell the Notes and the Warrants to purchase an aggregate of 1,900,000 shares of common stock at an exercise price equal to $3.56 per share, as further described in Proposal 8.

Upon approval of this Proposal 9, and subject to the approval of Proposal 8, the exercise prices of the existing warrants issued to investors in the private placements on March 10, 2017 to purchase an aggregate of 900,000 shares of common stock at an exercise price of $3.50 per share and on March 16, 2017 to purchase an aggregate of 1,900,000 shares of common stock at an exercise price of $3.56 per share, will be temporarily reset from $3.50 per share and $3.56 per share, respectively, to $3.00 per share for a period during which the Company will provide a one-time option to holders of the warrants to exercise their warrants at such lower price. Holders of warrants that opt to exercise at the temporarily lower exercise price of $3.00 will only be allowed to exercise their warrants in cash, as, in exchange for lowering the exercise price, the warrants will no longer contain a cashless exercise feature for such period that the exercise price is $3.00.    Mr. Honig invested $500,000 in the Private Placement and is a holder of a Warrant.

Reasons for Stockholder Approval

Our common stock is listed on The Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) requires that an issuer obtain stockholder approval prior to the issuance of common stock in certain circumstances, including for an issuance of common stock through a private placement, if such issuance is for less than the greater of book or market value of the common stock and would equal 20% or more of the common stock or voting power of the issuer outstanding before the issuance. Adjustments to the exercise price of the warrants could result in the issuance of shares of common stock in excess of the amount allowed by Nasdaq. We therefore seek your approval of this Proposal 9 in order to satisfy the requirements of Nasdaq Marketplace Rule 5635(d) and permit the issuance of the common stock upon the exercise of the warrants at the one-time lower exercise price $3.00 per share.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve the grant to the Board of Directors, in its discretion, the ability to issue up to $8,500,000 of common stock upon exercise of warrants to purchase shares of our common stock that were issued in private placements on March 10, 2017 and March 16, 2017, at an amended exercise price of $3.00, including amendment of the exercise price and issuance of such shares of common stock in accordance with the requirements of the Nasdaq Capital Market, including without limitation, Marketplace Rule 5635(d).

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR APPROVAL OF THE GRANT TO THE BOARD OF DIRECTORS, IN ITS DISCRETION, THE ABILITY TO ISSUE UP TO $8,500,000 OF COMMON STOCK UPON EXERCISE OF WARRANTS TO PURCHASE SHARES OF OUR COMMON STOCK THAT WERE ISSUED IN PRIVATE PLACEMENTS ON MARCH 10, 2017 AND MARCH 16, 2017, AT AN AMENDED EXERCISE PRICE OF $3.00, INCLUDING AMENDMENT OF THE EXERCISE PRICE AND ISSUANCE OF SUCH SHARES OF COMMON STOCK IN ACCORDANCE WITH THE REQUIREMENTS OF THE NASDAQ CAPITAL MARKET, INCLUDING WITHOUT LIMITATION, MARKETPLACE RULE 5635(D).

Financial and Other Information

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Bioptix, Inc.

We have audited the accompanying consolidated balance sheet of Bioptix, Inc. (formerly: Venaxis, Inc.) and Subsidiary (the "Company") as of December 31, 2016, and the related consolidated statements of operations, stockholders' equity, and cash flows for the year then ended.  The financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Bioptix, Inc. and Subsidiary as of December 31, 2016, and the consolidated results of their operations and their cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

We also have audited the adjustments to the 2015 financial statements to retrospectively reflect the reverse stock split, as described in Note 1. In our opinion, such adjustments are appropriate and have been properly applied. We were not engaged to audit, review, or apply any procedures to the 2015 financial statements of the Company other than with respect to the adjustments and, accordingly, we do not express an opinion or any other form of assurance on the 2015 financial statements taken as a whole.

/s/ EisnerAmper LLP
Iselin, New Jersey
March 31, 2017, except for Note 12, as to which the date is June 28, 2017.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
Bioptix, Inc.

We have audited, before the effects of the adjustments to retroactively apply the impact of the reverse stock split described in Notes 1 and 6, the accompanying balance sheet of Bioptix, Inc. (formerly Venaxis, Inc.) ("the Company") as of December 31, 2015, and the related statements of operations, stockholders' equity, and cash flows for the year then ended (the 2015 financial statements before the effects of the adjustments discussed in Notes 1 and 6 are not presented herein).  These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above, before the effects of the adjustments to retroactively apply the impact of the reverse stock split described in Notes 1 and 6, present fairly, in all material respects, the financial position of Bioptix, Inc. as of December 31, 2015, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

We were not engaged to audit, review or apply any procedures to the adjustments to retroactively apply the change in accounting described in Notes 1 and 6 and, accordingly, we do not express an opinion or any other form of assurance about whether such adjustments are appropriate and have been properly applied. Those adjustments were audited by EisnerAmper LLP.

/s/ GHP HORWATH, P.C.
Denver, Colorado
March 23, 2016

Bioptix, Inc. and Subsidiary
Consolidated Balance Sheets
December 31,

	2016	2015
	(Retrospectively Revised -Note 12)
ASSETS
Current assets (Note 1):
Cash and cash equivalents	$5,529,848	$2,012,283
Short-term investments	7,506,761	14,147,991
Prepaid expenses and other current assets	219,991	251,778
Current assets of discontinued operations (Note 12)	486,890	—

Total current assets	13,743,490	16,412,052

Property and equipment, net (Note 3)	5,538	1,954,496

Other long term assets, net (Note 4)	938,038	1,523,649

Long-term investments (Note 1)	—	972,000

Noncurrent assets of discontinued operations (Note 12)	2,353,749	—

Total assets	$17,040,815	$20,862,197

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$253,817	$701,064
Accrued compensation	1,520	449,873
Accrued expenses	304,675	241,882
Notes and other obligations, current portion (Note 5)	139,611	301,250
Deferred revenue, current portion (Note 8)	96,698	96,698
Current liabilities of discontinued operations (Note 12)	258,819	—

Total current liabilities	1,055,140	1,790,767

Notes and other obligations, less current portion (Note 5)	—	1,838,779
Deferred revenue, less current portion (Note 8)	1,065,316	1,162,015

Total liabilities	2,120,456	4,791,561

Commitments and contingencies (Notes 8 and 10)

Stockholders' equity (Notes 6, 7 and 11):
Common stock, no par value, 60,000,000 shares authorized; shares issued
4,503,971 (2016) and 3,876,961 (2015)	124,775,635	121,653,075
Accumulated deficit	(109,855,276)	(105,582,439)

Total equity	14,920,359	16,070,636

Total liabilities and stockholders' equity	$17,040,815	$20,862,197

 See Accompanying Notes to Consolidated Financial Statements

Bioptix, Inc. and Subsidiary
Consolidated Statements of Operations
Years Ended December 31,

	2016	2015
	(Retrospectively Revised Note 12)
Sales (Note 1)	$—	$101,388
Cost of sales	—	30,586

Gross profit	—	70,802

Other revenue – fee (Note 8)	96,699	96,698

Operating expenses:
Selling, general and administrative	4,428,220	6,757,074
Research and development	860,843	2,159,137
Total operating expenses	5,289,063	8,916,211

Operating loss from continuing operations	(5,192,364)	(8,748,711)
Other (expense) income:
Gain on sale of property and equipment (Note 3)	1,942,980	—
Interest expense	(30,161)	(98,964)
Investment income	121,724	82,000
Other income	—	8,110

Total other income (expense)	2,034,543	(8,854)

Loss from continuing operations	(3,157,821)	(8,757,565)
Discontinued operations (Notes 2 and 12):
Loss from discontinued operations	(1,115,016)	—

Net loss	$(4,272,837)	$(8,757,565)
Basic and diluted net (loss) per share (Note 1):
Continuing operations	$(0.78)	$(2.26)
Discontinued operations	(0.27)	—
Net Loss	$(1.05)	$(2.26)
Basic and diluted weighted average number of shares outstanding (Note 1)	4,065,406	3,876,960

See Accompanying Notes to Consolidated Financial Statements

Bioptix, Inc. and Subsidiary
Consolidated Statements of Stockholders' Equity
Years ended December 31, 2016 and 2015

	Common Stock		Accumulated
	Shares	Amount	Deficit	Total

Balance, January 1, 2015	3,876,961	$120,509,997	$(96,824,874)	$23,685,123

Stock-based compensation issued for services	—	1,143,078	—	1,143,078

Net loss for the year	—	—	(8,757,565)	(8,757,565)

Balance, December 31, 2015	3,876,961	121,653,075	(105,582,439)	16,070,636

Stock-based compensation issued for services	—	545,549	—	545,549

Common stock issued for acquisition (Note 2)	627,010	2,577,011	—	2,577,011

Net loss for the year	—	—	(4,272,837)	(4,272,837)

Balance, December 31, 2016	4,503,971	$124,775,635	$(109,855,276)	$14,920,359

See Accompanying Notes to Consolidated Financial Statements

Bioptix, Inc. and Subsidiary
Consolidated Statements of Cash Flows
Years Ended December 31,

	2016	2015
	(Retrospectively Revised - Note 12)
Cash flows from operating activities:
Continuing operations:
Net loss	$(4,272,837)	$(8,757,565)
(Loss) from discontinued operations	(1,115,016)	—
(Loss) income from continuing operations	(3,157,821)	(8,757,565)
Adjustments to reconcile net (loss) income from continuing operations to net cash used in operating activities of continuing operations:

Stock-based compensation for services	545,549	1,143,078
Depreciation and amortization	93,315	253,818
Amortization of license fees	(96,699)	(96,698)
Patent impairment charges	535,256	188,141
Gain on sale of property and equipment	(1,942,980)	(8,110)
Change in:
Prepaid expenses and other current assets	309,928	388,129
Accounts payable	(447,247)	263,545
Accrued compensation	(448,353)	(159,544)
Accrued expenses	161,604	(83,518)
Net cash (used in) operating activities of continuing operations	(4,447,448)	(6,868,724)
Net cash (used in) operating activities of discontinued operations	(1,072,296)	—
Net cash (used in) operating activities	(5,519,744)	(6,868,724)

Cash flows from investing activities:
Continuing operations:
Purchases of short-term investments	(16,875,550)	(27,178,337)
Proceeds from sales of short-term investments	24,488,780	33,057,135
Proceeds from sale of property and equipment	1,808,787	8,110
Purchases of patent and trademark application costs	(26,067)	(92,033)
Acquisition of BDI remaining interest	(28,800)	—
Net cash provided by investing activities of continuing operations	9,367,150	5,794,875
Net cash (used in) investing activities of discontinued operations	(18,729)	—
Net cash provided by investing activities	9,348,421	5,794,875

Cash flows from financing activities:
Continuing operations:

Repayment of notes payable and other obligations	(311,112)	(453,779)

Net cash (used in) financing activities of continuing operations	(311,112)	(453,779)

Net increase (decrease) in cash and cash equivalents	3,517,565	(1,527,628)

Cash and cash equivalents at beginning of year	2,012,283	3,539,911

Cash and cash equivalents at end of year	$5,529,848	$2,012,283

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$35,516	$99,382
Supplemental disclosure of investing information:
Liability payoffs upon property sale	$2,064,758	$—
Value of Common Shares issued for BDI purchase	$2,577,011	$—
Acquisitions of assets for installment obligations	$276,640	$282,825

See Accompanying Notes to Consolidated Financial Statements.

Bioptix, Inc. and Subsidiary
Notes to Consolidated Financial Statements

Note 1.  Organization and summary of significant accounting policies:

Nature of operations:

Bioptix, Inc. (the "Company", "we" or "Bioptix") was organized on July 24, 2000, as a Colorado corporation.  Effective November 30, 2016, the Company's name was changed to Bioptix, Inc., from Venaxis, Inc.

Historically, we have been an in vitro diagnostic company. The Company's business had been in the development and commercialization of innovative products that address unmet diagnostic and therapeutic needs. Until 2016, when determined that it was not prudent to use our financial resources to continue to advance development of the APPY1 Test to attempt to secure FDA clearance and we suspended operations associated with the APPY1 Test, the Company's former lead product candidate, the APPY1 Test, was being developed to be a novel blood-based diagnostic test intended to aid, through the test's negative predictive value, in the evaluation of low risk patients initially suspected of having acute appendicitis.

We hold an exclusive license agreement with Washington University ("WU") in St. Louis which granted us an exclusive license and right to sublicense its technology for veterinary products worldwide, subject to certain exceptions.  In July 2012, we granted Ceva Sante Animale S.A. ("Ceva") an exclusive royalty-bearing license to our intellectual property and other assets, relating to recombinant single chain reproductive hormone technology for use in non-human mammals.  This license includes a sublicense of the technology licensed to us by WU.  Ceva continues to advance development of the bovine rFSH product and cumulative cash payments received to date by us from Ceva are approximately $2 million.

Through our wholly owned subsidiary, BiOptix Diagnostics, Inc., ("BDI") which we acquired in September 2016, we have developed a proprietary Enhanced Surface Plasmon Resonance technology platform for the detection of molecular interactions.  We acquired a Surface Plasma Resonance ("SPR") platform which seeks to combine high sensitivity with microarray detection capability to allow researchers to understand whether their target molecules have functionality against the disease targeted. SPR is an advanced and highly sensitive optical technology that can measure refractive index changes on a sensor chip's gold surface due to a change in mass that occurs during a binding event. This change can be used to monitor biological interactions such as the concentration of target molecules, kinetic rates and affinity constants.

Effective January 14, 2017, we adopted a plan to exit this acquired business and commenced a significant reduction in the workforce. The decision to adopt this plan was made following an evaluation by the Company's Board of Directors in January 2017, of the estimated results of operations projected during the near to mid-term period for BDI, including consideration of product development required and updated sales forecasts, and estimated additional cash resources required.  We are reviewing possible strategic alternatives relative to the business to maximize shareholder value. See Note 11.

Management's plans and basis of presentation:

The Company has experienced recurring losses and negative cash flows from operations.  At December 31, 2016, the Company had approximate balances of cash and liquid investments of $13,037,000, working capital of $12,688,000, total stockholders' equity of $14,920,000 and an accumulated deficit of $109,855,000. To date, the Company has in large part relied on equity financing to fund its operations.

The Company expects to continue to incur losses from operations for the near-term and these losses could be significant as professional and other associated expenses in connection with possible strategic considerations, evaluations and transactions, wind-down of the operations of the Company's subsidiary BDI occur, and public company and administrative related expenses are incurred. The Company believes that its current working capital position will be sufficient to meet its currently estimated cash needs through the first quarter of 2018, subject to any possible strategic transactions. The Company continues to explore obtaining additional financing.  The Company is closely monitoring its cash balances, cash needs and expense levels.

Management's strategic plans include the following:

•	exploring other possible strategic options and financing opportunities available to the Company;
•	evaluating options to monetize, partner or license the Company's assets, including the operations of our subsidiary, BDI and the appendicitis product portfolio; and;
•	continuing to implement cost control initiatives to conserve cash.
As part of the Company's process to identify possible strategic partners, several targets were identified that the Company assessed as possibly having a business model that could be interested in discussions with Bioptix for possibly acquiring or licensing the appendicitis assets. Bioptix has made initial contact with several of these parties to gauge their interest level, which initially is more focused on the APPY2 development assets. While management believes that the estimated potential market for an appendicitis test continues to be significant, to date Bioptix has been unable to locate a new strategic target, a partner or other third-party interested in advancing development and commercial activities of the Bioptix appendicitis portfolio.  The capitalized costs on the Company's balance sheet, totaling approximately $508,000, as of December 31, 2015 for the acute appendicitis patents have been deemed 100% impaired as of December 31, 2016.

Principles of consolidation

The accompanying consolidated financial statements of the Company include the accounts of Bioptix and its wholly-owned and controlled subsidiary, BDI (collectively the "Company") from the date it was acquired (September 12, 2016). Intercompany investments, accounts and transactions have been eliminated in consolidation.

Cash, cash equivalents and short-term investments:

The Company considers all highly liquid investments with an original maturity of three months or less at the date of acquisition to be cash equivalents. From time to time, the Company's cash account balances exceed the balances as covered by the Federal Deposit Insurance System. The Company has never suffered a loss due to such excess balances.

The Company invests excess cash from time to time in highly-liquid debt and equity investments of highly-rated entities, which are classified as trading securities. Historically, the purpose of the investments has been to fund research and development, product development, FDA clearance-related activities and general corporate purposes. Such amounts are recorded at market values using Level 1 inputs in determining fair value and are generally classified as current, as the Company does not intend to hold the investments beyond twelve months. Investment securities classified as trading are those securities that are bought and held principally for the purpose of selling them in the near term, with the objective of preserving principal and generating profits. These securities are reported at fair value with unrealized gains and losses reported as an element of other (expense) income in current period earnings. The Company's Board of Directors has approved an investment policy covering the investment parameters to be followed with the primary goals being the safety of principal amounts and maintaining liquidity. The policy provides for minimum investment rating requirements as well as limitations on investment duration and concentrations. Based upon market conditions, the investment guidelines have been tightened to increase the minimum acceptable investment ratings required for investments and shorten the maximum investment term. As of December 31, 2016 and 2015, approximately 41% and 9%, respectively, of the investment portfolio was in cash and cash equivalents, which is presented as such on the accompanying balance sheet, and the remaining funds were invested in marketable securities with none individually representing a material amount of the portfolio.  Investments with a scheduled maturity beyond one year are classified as long-term investments on the balance sheet.  For the years ended December 31, 2016 and 2015, there were approximately $22,000 and $30,000, respectively, in management fee expenses.

The Company's short-term investments comprise certificates of deposit, commercial paper and corporate bonds, all of which are classified as trading securities and carried at their fair value based upon quoted market prices of the securities at December 31, 2016 and 2015.  Net realized and unrealized gains and losses on trading securities are included in net loss.  For purposes of determining realized gains and losses, the cost of securities sold is based on specific identification.

The composition of trading securities is as follows at December 31, 2016 and 2015:

	2016		2015
	Cost	Fair Value	Cost	Fair Value

Certificates of deposit / commercial paper	$2,378,222	$2,373,891	$1,249,988	$1,248,845

Corporate bonds	5,138,182	5,132,870	12,924,514	12,899,146

Subtotal current assets	7,516,404	7,506,761	14,174,502	14,147,991

Certificates of deposit, long term	—	—	350,000	349,013

Corporate bonds, long term	—	—	626,622	622,987

Total trading securities	$7,516,404	$7,506,761	$15,151,124	$15,119,991

Investment income for the years ended December 31, 2016 and 2015 consists of the following:

	2016	2015
Interest income	$126,296	$153,586

Realized gains (losses)	(3,316)	(34,791)

Unrealized gains (losses)	20,641	(7,246)

Management fee expenses	(21,897)	(29,549)

Net investment income	$121,724	$82,000

Fair value of financial instruments:

The Company accounts for financial instruments under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic (ASC) 820, Fair Value Measurements.  This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  To increase consistency and comparability in fair value measurements, ASC 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three levels as follows:

Level 1 — quoted prices (unadjusted) in active markets for identical assets or liabilities;

Level 2 — observable inputs other than Level 1, quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, and model-derived prices whose inputs are observable or whose significant value drivers are observable; and

Level 3 — assets and liabilities whose significant value drivers are unobservable.

Observable inputs are based on market data obtained from independent sources, while unobservable inputs are based on the Company's market assumptions.  Unobservable inputs require significant management judgment or estimation.  In some cases, the inputs used to measure an asset or liability may fall into different levels of the fair value hierarchy.  In those instances, the fair value measurement is required to be classified using the lowest level of input that is significant to the fair value measurement.  Such determination requires significant management judgment. There were no financial assets or liabilities measured at fair value, with the exception of cash, cash equivalents (level 1) and short-term investments (level 1) as of December 31, 2016 and 2015.

The carrying amounts of the Company's financial instruments (other than cash, cash equivalents and short-term investments as discussed above) approximate fair value because of their variable interest rates and / or short maturities combined with the recent historical interest rate levels.

Revenue recognition and accounts receivable:

We recognize sales of goods under the provisions of Financial Accounting Standards Board ("FASB") ASC 605 and the U.S. Securities and Exchange Commission (SEC) Staff Accounting Bulletin (SAB) 104, Revenue Recognition. Historical revenue has been generated primarily from the sale of products. Product revenue primarily consists of sales of instrumentation and consumables.

Revenue is recognized when the following four basic criteria have been met: (i) persuasive evidence of an arrangement exists; (ii) delivery has occurred and risk of loss has passed; (iii) the seller's price to the buyer is fixed or determinable; and (iv) collectability is reasonably assured.

Revenues are recorded less a reserve for estimated warranty costs, product returns and allowances which to date have not been significant. Determination of the reserve for estimated product warranty costs, returns and allowances is based on management's analyses and judgments regarding certain conditions. Should future changes in conditions prove management's conclusions and judgments on previous analyses to be incorrect, revenue recognized for any reporting period could be adversely affected.

The Company extends credit to customers generally without requiring collateral. At December 31, 2016 and 2015, the Company's accounts receivable were insignificant. During the year ended December 31, 2016, our sales were not significant and resulted from consumable sales made to several BDI customers. During the year ended December 31, 2015, three European-based customers of the APPY1 product, accounted for total net sales, each representing 52%, 26% and 22%, respectively.

The Company monitors its exposure for credit losses and maintains allowances for anticipated losses. The Company records an allowance for doubtful accounts when it is probable that the accounts receivable balance will not be collected. When estimating the allowance, the Company takes into consideration such factors as its day-to-day knowledge of the financial position of specific clients, the industry and size of its clients. A financial decline of any one of the Company's large clients could have an adverse and material effect on the collectability of receivables and thus the adequacy of the allowance for doubtful accounts receivable. Increases in the allowance are recorded as charges to bad debt expense and are reflected in operating expenses in the Company's statements of operations. Write-offs of uncollectible accounts are charged against the allowance.

Inventories:

The Company values its inventories at the lower of the actual cost to purchase (first-in, first-out method) and/or manufacture the inventories or the current estimated market value of the inventories. The Company regularly reviews inventory on hand and records a provision to write down obsolete inventories to its estimated net realizable value if less than cost.

Property and equipment:

Property and equipment is stated at cost and depreciated using the straight-line method over the estimated useful lives of the assets, generally twenty-five years for the building, ten years for land improvements, five years for equipment, and three years for computer related assets. See Note 3 for the 2016 sale of the land and building.

Patents and other intangible assets:

The Company accounts for intangible assets under ASC 350-30. Patents consisting of legal fees incurred are initially recorded at cost.  Patents are amortized over the useful lives of the assets, using the straight-line method. Certain patents are in the legal application process and therefore are not currently being amortized. We review the carrying value of patents at the end of each reporting period.

Goodwill:

The Company performs a goodwill impairment analysis in the fourth quarter of each year, or whenever there is an indication of impairment.  When conducting its annual goodwill impairment assessment, the Company initially performs a qualitative evaluation to determine if it is more likely than not that the fair value of its reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform a two-step goodwill impairment test.  The Company has determined, based on its qualitative evaluation, that it was not necessary to perform the two-step goodwill impairment test and that no impairment had occurred as of December 31, 2016. (See Notes 2 and 4 for goodwill information).

Impairment of long-lived assets:

Management reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to undiscounted future cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.  Based on its review, management determined that certain costs previously incurred for patents had been impaired during the years ended December 31, 2016 and 2015.  Approximately $535,000 and $188,000 of such net patent costs were determined to be impaired during the years ended December 31, 2016 and 2015, respectively, resulting from management's decisions not to pursue patents based upon a cost benefit analysis of patent expenses and coverage protection in several smaller world markets that were determined to not have the economic or fiscal potential to make the patent pursuit viable. Impairment charges are included in research and development expenses in the accompanying statements of operations.

Research and development:

Research and development costs are charged to expense as incurred.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet and the reported amounts of revenue and expenses during the reporting periods. Actual results could differ significantly from those estimates.

Income taxes:

The Company accounts for income taxes under the asset and liability method, in which deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in operations in the period that includes the enactment date. A valuation allowance is required to the extent any deferred tax assets may not be realizable.

The Company does not have an accrual for uncertain tax positions as of December 31, 2016 and 2015.

The Company's policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense. At December 31, 2016, the Company did not have any accrued interest or penalties associated with any unrecognized tax benefits, nor was any interest expense recognized during the years ended December 31, 2016 or 2015.

Stock-based compensation:

The Company recognizes the cost of employee services received in exchange for an award of equity instruments in the financial statements which is measured based on the grant date fair value of the award. Stock-based compensation expense is recognized over the period during which an employee is required to provide service in exchange for the award (generally the vesting period). The Company estimates the fair value of each stock option at the grant date by using the Black-Scholes option pricing model.

Income (loss) per share:

ASC 260, Earnings Per Share, requires dual presentation of basic and diluted earnings per share (EPS) with a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. Basic EPS excludes dilution. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity.

Basic earnings (loss) per share includes no dilution and is computed by dividing net earnings (loss) available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the Company's earnings (loss). The effect of the inclusion of the dilutive shares would have resulted in a decrease in loss per share during the years ended December 31, 2016 and 2015. Accordingly, the weighted average shares outstanding have not been adjusted for dilutive shares. Outstanding stock options and warrants are not considered in the calculation, as the impact of the potential common shares (totaling approximately 1,093,750 and 764,563 shares for each of the years ended December 31, 2016 and 2015, respectively) would be to decrease the net loss per share.

Reverse stock split:

In 2015, the Company received a notification letter from NASDAQ notifying it that it was not in compliance with its $1.00 minimum bid price requirement because the bid price for the Company's common stock closed below $1.00 over the prior 30 consecutive business days. To regain compliance with this requirement, the Company completed a reverse stock split, which was effected on March 31, 2016 at a ratio of one-for-eight with no change in par value. All historical references to shares and share amounts in this report have been retroactively revised to reflect the Reverse Stock Split.

Reclassifications:

Certain immaterial amounts in the 2015 financial statement have been reclassified to conform to classifications used in the 2016 financial statements.

Recently issued and adopted accounting pronouncements:

The Company continually assesses any new accounting pronouncements to determine their applicability. When it is determined that a new accounting pronouncement affects the Company's financial reporting, the Company undertakes a study to determine the consequences of the change to its consolidated financial statements and assures that there are proper controls in place to ascertain that the Company's consolidated financial statements properly reflect the change.

In August 2014, the FASB issued ASU No. 2014‑15, Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern. ASU 2014‑15 requires management to evaluate, at each annual or interim reporting period, whether there are conditions or events that exist that raise substantial doubt about an entity's ability to continue as a going concern within one year after the date the financial statements are issued and provide related disclosures. ASU 2014‑15 is effective for annual periods ending after December 15, 2016 and earlier application is permitted. The Company adopted this standard during the three months ended December 31, 2016. The adoption of this ASU did not have a material impact on the Company's consolidated financial statements.

In May 2014, the Financial Accounting Standards Board ("FASB") issued Accounting Standard Update No. 2014-09, Revenue from Contracts with Customers (Topic 606) ("ASU 2041-09"), which supersedes nearly all existing revenue recognition guidance. The standard's core principle is that an entity should recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The standard creates a five-step model to achieve its core principle: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction's price to the separate performance obligations in the contract; and (v) recognize revenue when (or as) the entity satisfies a performance obligation. In addition, entities must disclose sufficient information to enable users of financial statements to understand the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. Qualitative and quantitative disclosures are required about: (i) the entity's contracts with customers; (ii) the significant judgments, and changes in judgments, made in applying the guidance to those contracts; and (iii) any assets recognized from the costs to obtain or fulfill a contract with a customer.

In August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers (Topic 616) - Deferral of the Effective Date, which deferred the effective date of ASU 2014-09 to interim and annual periods beginning after December 15, 2017. The standard allows entities to apply the standard retrospectively to each prior period presented ("full retrospective adoption") or retrospectively with the cumulative effect of initially applying the standard recognized at the date of initial application ("modified retrospective adoption"). The Company plans to adopt this guidance on January 1, 2018, and continues to evaluate the impact of adopting under the modified retrospective adoption versus the full retrospective method. The Company is currently in the process of determining the impact of the new revenue recognition guidance on its revenue transactions, including any impacts on associated processes, systems, and internal controls. The Company's preliminary assessment indicates implementation of this standard will not have a material impact on financial results. The Company's evaluation has included determining whether the unit of account (i.e., performance obligations) will change as compared to current GAAP, as well as determining the standalone selling price of each performance obligation. The Company continues to evaluate the impact of this guidance and its subsequent amendments on the consolidated financial position, results of operations, and cash flows, and any preliminary assessments are subject to change.

In July 2015, the FASB issued ASU 2015-11, Inventory (Topic 330). This standard requires an entity to measure inventory at the lower of cost or market. Market could be replacement cost, net realizable value, or net realizable value less an approximately normal profit margin. ASU 2015-11 is effective for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. The Company plans to adopt ASU 2015-11 on January 1, 2017. The Company is currently in the process of evaluating the impact that will result from adopting ASU 2015-11.

In January 2016, the FASB issued ASU No. 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities. ASU No. 2016-01 supersedes and amends the guidance to classify equity securities with readily determinable fair values into different categories (that is, trading or available-for-sale) and require equity securities to be measured at fair value with changes in the fair value recognized through net income. The amendments allow equity investments that do not have readily determinable fair values to be re-measured at fair value either upon the occurrence of an observable price change or upon identification of an impairment. The amendments also require enhanced disclosures about those investments. ASU No. 2016-01 is effective for annual reporting beginning after December 15, 2017, including interim periods within the year of adoption, and calls for prospective application. The Company is currently in the process of evaluating the impact that will result from adopting ASU 2016-01.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). This standard requires a lessee to recognize the lease assets and lease liabilities arising from operating leases in the balance sheet. Qualitative along with specific quantitative disclosures are required by lessees and lessors to meet the objective of enabling users of financial statements to assess the amount, timing, and uncertainty of cash flows arising from leases. ASU 2016-02 is effective for fiscal years beginning after December 15, 2018 including interim periods within those fiscal years. The Company is currently evaluating the impact that will result from adopting ASU 2016-02.

In March 2016, the FASB issued ASU 2016-09, Improvements to Employee Share Based Payment Accounting ("ASU 2016-09"), which amends guidance issued in Accounting Standards Codification ("ASC") Topic 718, Compensation - Stock Compensation. ASU 2016-09 simplifies several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. ASU 2016-09 is effective for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years and early adoption is permitted. The Company has evaluated the impact of adoption of the ASU on its Consolidated Financial Statements. The principal impact will be that the to the extent a tax benefit or expense from stock compensation arises it will be presented in the income tax line of the Statement of Operations rather than the current presentation as a component of equity on the Balance Sheet. Also the tax benefit or expense will be presented as activity in Cash Flow from Operating Activity rather than the current presentation as Cash Flow from Financing Activity in the Statement of Cash Flows. The Company will also continue to estimate forfeitures of stock grants as allowed by ASU 2016-09.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments. This standard provides guidance for eight cash flow classification issues in current GAAP. ASU 2016-15 is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. The Company is currently evaluating the impact that will result from adopting ASU 2016-15.

In January 2017, the FASB issued an ASU 2017-01, Business Combinations (Topic 805) Clarifying the Definition of a Business. The amendments in this Update is to clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The definition of a business affects many areas of accounting including acquisitions, disposals, goodwill, and consolidation. The guidance is effective for annual periods beginning after December 15, 2017, including interim periods within those periods. The Company plans to adopt this guidance effective January 1, 2017.

In January 2017, the FASB issued ASU 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Accounting for Goodwill Impairment. ASU 2017-04 removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. A goodwill impairment will now be the amount by which a reporting unit's carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. This standard will be effective for the Company beginning in the first quarter of fiscal year 2020 and is required to be applied prospectively. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company is currently evaluating the impact this standard will have on its consolidated financial statements.
We have considered recently issued accounting pronouncements and do not believe the adoption of such pronouncements will have a material impact on our consolidated financial statements.

Note 2. Acquisition:

On September 12, 2016, the Company completed the strategic acquisition of BDI, a privately-held entity. The decision to acquire BDI was made based on the evaluation that the Company's resources would primarily be used for market development and commercial launch of the product and the market opportunity was estimated to be sizable.  Pursuant to the Purchase Agreement, through a wholly-owned subsidiary ("Venaxis Sub"), the Company acquired all of the outstanding shares of Series 1 Preferred Stock of BDI from the selling shareholders, representing more than 98% of the outstanding voting stock of BDI, and BDI thereupon become a majority owned subsidiary of the Company.

Under the terms of the Purchase Agreement, the consideration consisted of an aggregate of 627,010 shares of the Company's common stock (the "Shares") which Shares were distributed in accordance with the liquidation preferences set forth in BDI's Fifth Amended and Restated Certificate of Incorporation, as amended.  The Shares were valued at approximately $2,577,000 (based upon the closing value of our common stock on the acquisition date) and the issuance represented approximately 14% of the outstanding Bioptix common stock at the closing. The Purchase Agreement contains customary representations and warranties of the parties, including BDI, and the Sellers have customary indemnification obligations to the Company relating to BDI, which are subject to certain limitations described further in the Purchase Agreement. The issuance of the Shares was effected as a private placement of securities.  The Company also entered into a Registration Rights Agreement with the Sellers.

Effective November 30, 2016, Venaxis Sub, a wholly-owned subsidiary of the Company, merged with and into BDI, pursuant to an Agreement and Plan of Merger.  In the merger, each share of BDI common stock, par value $0.001 per share, except for shares owned by Venaxis Sub, converted into the right to receive cash consideration, upon the terms and subject to the conditions set forth in the merger agreement. The aggregate cash consideration paid in the merger was approximately $28,800 for acquisition of the then remaining 1.1% of the outstanding voting securities of BDI.  Following the merger transaction, BDI, the surviving corporation in the Merger, became a wholly-owned subsidiary of the Company.

The total consideration transferred consisted of the 627,010 shares of the Company's common stock with a value of $2,577,000.

Under the acquisition method of accounting, the total estimated purchase consideration is allocated to the acquired tangible and intangible assets and assumed liabilities based on their estimated fair values as of the acquisition date. We have completed a preliminary allocation of the purchase consideration. The following allocation of the purchase consideration is subject to revision as additional information becomes known in the future:

Cash and cash equivalents	$17,000
Accounts receivable	21,000
Inventory	379,000
Prepaid and other assets	51,000
Equipment	1,000
Identifiable intangible assets:
Trademarks (5 year estimated useful life)	99,000
Customer base (6 year estimated useful life)	37,000
Developed technology (4 year estimated useful life)	1,864,000
Total identifiable intangible assets	2,000,000
Goodwill	430,000
Accounts payable	(118,000)
Accrued and other liabilities	(175,000)
Non-controlling interest	(29,000)
Purchase price	$2,577,000

The identifiable intangible assets acquired estimated average lives are noted above, which will result in annual estimated future amortization of approximately $492,000 per year.

Intangible rights acquired consisted of the following as of December 31, 2016:

Trademarks	$99,000
Customer base	37,000
Developed technology	1,864,000
Total	2,000,000
Less accumulated amortization	(148,264)
Net acquired intangibles	$1,851,736

As of November 30, 2016, the Company paid approximately $29,000 to acquire the non-controlling interest in BDI, which was accounted for as an equity transaction.

From the September 12, 2016 acquisition date through December 31, 2016, BDI revenues and net loss were approximately $9,000 and $1,115,000, respectively. Amortization expense amounted to approximately $148,000 for the period ended December 31, 2016 .

The following table presents unaudited supplemental pro forma information for the years ended December 31, 2016 and 2015, as if the BDI acquisition had occurred as of January 1, 2015:

	2016	2015
Total revenue	$127,000	$690,000
Net loss	6,895,000	10,921,000

Loss per share (Basic and Diluted)	$1.53	$2.42

These pro forma condensed consolidated financial results have been prepared for comparative purposes only and include certain adjustments to reflect the pro forma results of operations as if the acquisition had occurred as of the beginning of the periods presented, such as increased amortization for the fair value of acquired intangible assets. The pro forma information does not reflect the effect of costs or synergies that would have been expected to result from the integration of the acquisition. The pro forma information does not purport to be indicative of the results of operations that actually would have resulted had the combination occurred at the beginning of each period presented, or of future results of the consolidated entities.

As of December 31, 2016, Bioptix had incurred a total of approximately $130,000 in advisory and legal fees related to the acquisition of BDI, reported in selling, general and administrative expenses in the accompanying consolidated statement of operations for the year ended December 31, 2016.

As of December 31, 2016 inventories totaled $415,847, consisting of $187,921 in raw materials and $227,926 in finished goods, all associated with the BDI operations.

In September 2015, the FASB issued ASU 2015-16, Business Combinations (Topic 805): Simplifying the Accounting for Measurement-Period Adjustments. ASU 2015-16 eliminates the requirement to restate prior period financial statements for measurement period adjustments. The new guidance requires that the cumulative impact of a measurement period adjustment (including the impact on prior periods) be recognized in the reporting period in which the adjustment is identified. In addition, separate presentation on the face of the income statement or disclosure in the notes is required regarding the portion of the adjustment recorded in the current period earnings, by line item, which would have been recorded in previous reporting periods if the adjustment to the provisional amounts had been recognized as of the acquisition date. ASU 2015-16 is to be applied prospectively for measurement period adjustments that occur after the effective date. ASU 2015-16 is effective for annual reporting periods beginning after December 15, 2015. The Company adopted this guidance on January 1, 2016 and the adoption thereof did not have a material impact on the Company's consolidated financial statements.

See Note 12.

Note 3.  Property and equipment:

Property and equipment consisted of the following as of December 31:

	2016	2015
	(Retrospectively Revised - Note 12)
Land and improvements	$—	$1,107,508
Building	—	2,589,231
Building improvements	—	253,526
Laboratory equipment	—	848,014
Office and computer equipment	116,510	318,254

	116,510	5,116,533
Less accumulated depreciation	110,972	3,162,037

	$5,538	$1,954,496

Depreciation expense totaled approximately $4,000 and $149,000, for the years ended December 31, 2016 and 2015, respectively.

On February 25, 2016, the Company completed the sale of its corporate headquarters, land, building and certain fixtures and equipment to a third party for a purchase price of approximately $4,000,000. The sale resulted in a gain of approximately $1,943,000 and generated approximately $1,809,000 in net cash after expenses and mortgage payoffs. The Company is leasing back space in the building under a short-term lease agreement for storage space.

Note 4.  Other long-term assets:

Other long-term assets consisted of the following as of December 31, 2016 (Retrospectively Revised - Note 12) and 2015:

	Beginning Balance	Additions	Impairments	Ending Balance
Year ended December 31, 2016:
Cost:
Patents	$1,684,737	$26,067	$(677,822)	$1,032,982
Goodwill	447,951	—	—	447,951
Deposits	—	—	—	—
Total	2,132,688	26,067	(677,822)	1,480,933

Accumulated Amortization:
Patents	(548,327)	(76,422)	142,566	(482,183)
Goodwill	(60,712)	—	—	(60,712)
Total	(609,039)	(76,422)	142,566	(542,895)

Net Other Long Term Assets	$1,523,649	$(50,355)	$(535,256)	$938,038

Year ended December 31, 2015:
Cost:
Patents	$1,844,595	$92,033	$(251,891)	$1,684,737
Goodwill	447,951	—	—	447,951
Deposits	—	—	—	—
Total	2,292,546	92,033	(251,891)	2,132,688

Accumulated Amortization:
Patents	(507,644)	(104,433)	63,750	(548,327)
Goodwill	(60,712)	—	—	(60,712)
Total	(568,356)	(104,433)	63,750	(609,039)

Net Other Long Term Assets	$1,724,190	$(12,400)	$(188,141)	$1,523,649

The Company capitalizes legal costs and filing fees associated with obtaining patents on its new discoveries. Once the patents have been issued, the Company amortizes these costs over the shorter of the legal life of the patent or its estimated economic life using the straight-line method. Amortization expense totaled $76,000 and $104,000 for the years ended December 31, 2016 and 2015, respectively. Based upon the current status of the above intangible assets, the aggregate amortization expense is estimated to be approximately $68,000 for each of the next five fiscal years. The Company tests intangible assets with finite lives upon significant changes in the Company's business environment. The testing resulted in approximately $535,000 and $188,000 of net patent impairment charges during the years ended December 31, 2016 and 2015, respectively.  The impairment charges are related to the Company's ongoing analysis on which specific patents in specific countries the Company intends to continue to pursue.

Note 5.  Notes and other obligations:

Notes payable and installment obligations consisted of the following as of December 31:

	2016	2015

Mortgage notes	$—	$1,997,701
Other short-term installment obligations	139,611	142,328
	139,611	2,140,029
Less current portion	139,611	301,250

	$—	$1,838,779

Mortgage notes:

Prior to the February 2016 sale of the corporate headquarters, the Company had a permanent mortgage on its land and building that was refinanced in May 2013. The mortgage was held by a commercial bank and included a portion guaranteed by the U. S. Small Business Administration ("SBA").  The loan was collateralized by the real property and the SBA portion was also personally guaranteed by a former officer of the Company. The commercial bank loan terms included a payment schedule based on a fifteen year amortization, with a balloon maturity at five years. The commercial bank portion had an interest rate fixed at 3.95%, and the SBA portion bore interest at the rate of 5.86%. The commercial bank portion of the loan required total monthly payments of approximately $11,700, which included approximately $4,500 per month in interest. The SBA portion of the loan required total monthly payments of approximately $9,000 through July 2023, which included approximately $3,500 per month in interest and fees in 2016.

On February 25, 2016, the Company completed the sale of its corporate headquarters, land and building, and also paid off its mortgage obligations.  See Note 3.

Other short-term installment obligations and future maturities:

The Company has executed financing agreements for certain of the Company's insurance premiums.  At December 31, 2016, these obligations totaled $139,611, all of which are due in 2017.

The Company's exclusive license agreement with The Washington University also requires minimum annual royalty payments of $20,000 per year during its term. See Note 8.

Note 6.  Stockholders' equity:

2016 Transactions:

On September 12, 2016, the Company issued an aggregate of 627,010 shares of common stock of the Company as consideration for the acquisition of the Preferred Stock of BDI, thereby making BDI a majority-owned subsidiary of the Company.  The issuance of the shares was effected as a private placement transaction. See Note 2.

Upon the completion of a special shareholders meeting on March 24, 2016, where such action was approved by shareholders, the Board of Directors authorized the Reverse Stock Split at a ratio of one-for-eight, whereby each eight shares of common stock were combined into one share of common stock.  The Reverse Stock Split was implemented and effective on March 31, 2016. All historical references to shares and share amounts in this report have been retroactively revised to reflect the Reverse Stock Split.

2015 Transactions:

The Company had no equity offerings in 2015, as it focused on strategic alternatives.

Note 7.  Stock options and warrants:

The Company currently provides stock-based compensation to employees, directors and consultants, both under the Company's 2002 Stock Incentive Plan, as amended (the "Plan") and non-qualified options and warrants issued outside of the Plan.  During November, 2016, the Company's shareholders approved amendments to the Plan to increase the number of shares reserved under the Plan from 709,141 to 895,000. The Company estimates the fair value of the share-based awards on the date of grant using the Black-Scholes option-pricing model (the "Black-Scholes model").  Using the Black-Scholes model, the value of the award that is ultimately expected to vest is recognized over the requisite service period in the statement of operations.  Option forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.  The Company attributes compensation to expense using the straight-line single option method for all options granted.

The Company's determination of the estimated fair value of share-based payment awards on the date of grant is affected by the following variables and assumptions:

•	The grant date exercise price – the closing market price of the Company's common stock on the date of the grant;
•	Expected option term – based on historical experience with existing option holders estimated at 3-5 years;
•	Estimated dividend rates – based on historical and anticipated dividends over the life of the option;
•	Term of the option – grants have lives of 10 years;
•	Risk-free interest rates – with maturities that approximate the expected life of the options granted;
•
Calculated stock price volatility – calculated over the expected life of the options granted, which is calculated based on the daily closing price of the Company's common stock over a period equal to the expected term of the option; and

•	Option exercise behaviors – based on actual and projected employee stock option exercises and forfeitures.

The Company recognized stock-based compensation totaling $545,549 and $1,143,078 during the years ended December 31, 2016 and 2015, respectively. These expenses are included in the accompanying Statements of Operations for the years ended December 31, in the following categories:

	2016	2015

Selling, general and administrative expenses	$542,989	$1,016,011
Research and development expenses	2,560	127,067
Total stock-based compensation	$545,549	$1,143,078

Stock incentive plan options:

The Company currently provides stock-based compensation to employees, directors and consultants under the Plan.  The Company utilized assumptions in the estimation of fair value of stock-based compensation for the years ended December 31, as follows:
	2016	2015

Dividend yield	0%	0%
Expected price volatility	99 to 100%	93%
Risk free interest rate	1.20 to 1.83%	1.39%
Expected term	5 years	5 years

A summary of stock option activity under the Plan for options to employees, officers, directors and consultants, for the year ended December 31, 2016, is presented below:

	Shares Underlying Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value

Outstanding at January 1, 2016	332,560	$35.36
Granted	259,666	2.90
Exercised	-	-
Forfeited	(25,479)	36.88

Outstanding at December 31, 2016	566,747	$20.46	7.4	$243,000

Exercisable at December 31, 2016	469,009	$23.99	7.0	$158,000

The aggregate intrinsic value in the table above represents the total intrinsic value (the difference between the Company's closing stock price on December 31, 2016 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders, had all option holders been able to, and in fact had, exercised their options on December 31, 2016.

During the year ended December 31, 2016, 259,666 options were granted under the Plan to employees, officers, directors and consultants with a weighted average exercise price at grant date of $2.90 per option.  Included in the 259,666 options issued, the non-employee directors were granted a total of 109,666 options at an average exercise price of $2.92 per share of which the majority vest quarterly over a one-year period, officers were granted 128,000 options at an exercise price of $2.89 per share vesting over a one year period and employees were granted 2,000 options at an exercise price of $2.89 per share, vesting over a one year period, a consultant was granted 20,000 options at an exercise price of $2.89 per share, vesting over a one year period. All options were granted under the Company's 2002 Stock Incentive Plan and expire ten years from the grant date.

During the year ended December 31, 2016, a total of 25,479 options that were granted under the Plan were forfeited, of which 21,859 were vested and 3,620 were unvested. The vested options were exercisable at an average of $40.49 per share and the unvested options were exercisable at an average of $15.13 per share.

During the year ended December 31, 2015, 136,813 options were granted under the Plan to employees, officers, and directors with an exercise price of $15.12.  Included were, 43,000 options were issued to non-employee directors under the Plan, with an exercise price of $15.12 per share. The options expire ten years from the date of grant and vest over one year, based upon 25% on the date of grant, and 25% on each of April 1, 2015, July 1, 2015, and October 1, 2015.  During the year ended December 31, 2015, 93,813 options were issued to officers and employees under the Plan, exercisable at an average of $15.12 per share. The options expire ten years from the date of grant and vest over two years with 50% vesting upon six month anniversary of grant date and the remaining balance vesting over the following six quarters in arrears. During the year ended December 31, 2015, a total of 36,099 options that were granted under the Plan were forfeited, of which 7,894 were vested and 28,205 were unvested. The vested options were exercisable at an average of $72.32 per share and the unvested options were exercisable at an average of $16.48 per share.

The total fair value of stock options granted to employees, directors and consultants that vested and became exercisable during the years ended December 31, 2016 and 2015, was $646,000 and $1,344,000, respectively.  Based upon the Company's experience, approximately 80% of the outstanding nonvested stock options, or approximately 78,000 options, are expected to vest in the future, under their terms. A summary of the activity of nonvested options under the Company's Plan to acquire common shares granted to employees, officers, directors and consultants during the year ended December 31, 2016 is presented below:

Nonvested Shares	Nonvested Shares Underlying Options	Weighted Average Exercise Price	Weighted Average Grant Date Fair Value

Nonvested at January 1, 2016	33,336	$15.54	$11.41
Granted	259,666	2.90	2.15
Vested	(191,644)	4.56	3.37
Forfeited	(3,620)	15.13	10.75

Nonvested at December 31, 2016	97,738	$3.51	$2.58

At December 31, 2016, based upon employee, officer, director and consultant options granted, there was approximately $133,000 additional unrecognized compensation cost related to stock options that will be recorded over a weighted average future period of approximately three-quarters of one year.

Other common stock purchase options and warrants:

As of December 31, 2016, in addition to the stock options issued under the Plan as discussed above, the Company had outstanding non-qualified options and warrants to acquire 527,003 shares of common stock. These options and warrants include those issued in connection with stock offerings, officers' employment inducement awards and investor relations consulting.

Following is a summary of outstanding options and warrants that were issued outside of the Plan for the year ended December 31, 2016:

	Shares Underlying Options / Warrants	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value

Outstanding at January 1, 2016	432,003	$15.47
Granted	95,000	3.78
Exercised	—	—
Forfeited	—	—

Outstanding at December 31, 2016	527,003	$13.36	2.8	$6,000

Exercisable at December 31, 2016	432,003	$15.47	1.2	$—

The aggregate intrinsic value in the table above represents the total intrinsic value (the difference between the Company's closing stock price on December 31, 2016 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders, had all option holders been able to, and in fact had, exercised their options on December 31, 2016.

Included at December 31, 2016 in the 527,003 total outstanding options and warrants are 429,503 non-compensatory warrants, exercisable at an average of $15.40 per common share, expiring through May 2018, granted in connection with public offerings and 97,500 options, exercisable at $4.38 per common share, expiring through September 2026, issued under compensatory arrangements.
During the year ended December 31, 2016, 95,000 options were granted outside of the Plan to certain employees who worked at BDI.  The options are exercisable at a $3.78 per share, they expire ten years from the date of grant and vest over two years with 50% vesting upon six month anniversary of grant date and the remaining balance vesting over the following six quarters in arrears. For the year ended December 31, 2016, there was approximately $56,000 in stock-based compensation included in operating expenses related to other common stock purchase options and warrants. At December 31, 2016, based upon compensatory options granted outside of the Plan, there was approximately $157,000 additional unrecognized compensation cost related to stock options that will be recorded over a weighted average future period of approximately one year.

During the year ended December 31, 2015 no stock options were granted outside of the Plan.

Note 8.  Animal Health License Agreements:

Effective May 1, 2004 Washington University in St. Louis ("WU") and Bioptix entered into an exclusive license agreement (WU License Agreement) which grants Bioptix exclusive license and right to sublicense WU's technology (as defined under the WU License Agreement) for veterinary products worldwide, except where such products are prohibited under U.S. laws for export. The term of the WU License Agreement continues until the expiration of the last of WU's patents (as defined in the WU License Agreement) expire.  Bioptix has agreed to pay minimum annual royalties of $20,000 annually during the term of the WU License Agreement and such amounts are creditable against future royalties.  Royalties payable to WU under the WU License Agreement for covered product sales by Bioptix carry a mid-single digit royalty rate and for sublicense fees received by Bioptix carry a low double-digit royalty rate.  The WU License Agreement contains customary terms for confidentiality, prosecution and infringement provisions for licensed patents, publication rights, indemnification and insurance coverage.  The WU License Agreement is cancelable by Bioptix with ninety days advance notice at any time and by WU with sixty days advance notice if Bioptix materially breaches the WU License Agreement and fails to cure such breach.

In July 2012, the Company entered into an exclusive license agreement (the "License Agreement") with Ceva Santé Animale S.A. ("Licensee"), under which the Company granted the Licensee an exclusive royalty-bearing license, until December 31, 2028, to the Company's intellectual property and other assets, including patent rights and know-how, relating to recombinant single chain reproductive hormone technology for use in non-human mammals (the "Company's Animal Health Assets"). The License Agreement is subject to termination by the Licensee (a) for convenience on 180 days prior written notice, (b) in the Licensee's discretion in the event of a sale or other disposal of the Company's animal health assets, (c) in the Licensee's discretion upon a change in control of the Company, (d) for a material breach of the License Agreement by the Company; or (e) in the Licensee's discretion, if the Company becomes insolvent.  The License Agreement is also terminable by the Company if there is a material breach of the License Agreement by the Licensee, or if the Licensee challenges the Company's ownership of designated intellectual property.  The License Agreement includes a sublicense of the technology licensed to the Company by WU. Under the terms of the WU License Agreement, a portion of license fees and royalties Bioptix receives from sublicensing agreements will be paid to WU. The obligation for such license fees due to WU, totaling $10,000, is included in accrued expenses at December 31, 2016.

Under the License Agreement, the Licensee obtained a worldwide exclusive license to develop, seek regulatory approval for and offer to sell, market, distribute, import and export luteinizing hormone ('LH') and/or follicle-stimulating hormone ("FSH") products for bovine (cattle), equine and swine in the field of the assistance and facilitation of reproduction in bovine, equine and swine animals.  The Company also granted the Licensee an option and right of first refusal to develop additional animal health products outside of the licensed field of use or any diagnostic pregnancy detection tests for non-human mammals.

Under the License Agreement as of December 31, 2016, the following future milestone payments are provided, assuming future milestones are successfully achieved:

●	Milestone payments, totaling up to a potential of $1.1 million in the aggregate, based on the satisfactory conclusion of milestones as defined in the License Agreement;
●	Potential for milestone payments of up to an additional $2 million for development and receipt of regulatory approval for additional licensed products; and
●	Royalties, at low double digit rates, based on sales of licensed products.

Revenue recognition related to the License Agreement and WU License Agreement is based primarily on the Company's consideration of ASC 808-10-45, "Accounting for Collaborative Arrangements".  For financial reporting purposes, the license fees and milestone payments received from the License Agreement, net of the amounts due to third parties, including WU, have been recorded as deferred revenue and are amortized over the term of the License Agreement.  License fees and milestone revenue totaling a net of approximately $1,556,000 commenced being amortized into income upon the July 2012 date of milestone achievement. As of December 31, 2016, deferred revenue of $96,698 has been classified as a current liability and $1,065,316 has been classified as a long-term liability. The current liability represents the next twelve months' portion of the amortizable milestone revenue.  For each of the years ended December 31, 2016 and 2015, approximately $97,000, was recorded as the amortized license fee revenue.

A tabular summary of the revenue categories and cumulative amounts of revenue recognition associated with the License Agreement follows:

Category	Totals
License fees and milestone amounts paid / achieved	$1,920,000
Third party obligations recorded, including WU	(363,700)
Deferred revenue balance	1,556,300
Revenue amortization to December 31, 2016	(394,286)

Net deferred revenue balance at December 31, 2016	$1,162,014

Commencement of license fees revenue recognition	Upon signing or receipt
Commencement of milestone revenue recognition	Upon milestone achievement over the then remaining life
Original amortization period	197 months

Note 9.  Income taxes:

Income taxes at the federal statutory rate are reconciled to the Company's actual income taxes as follows:

	2016	2015

Federal income tax benefit at 34%	$(1,453,000)	$(2,978,000)
State income tax net of federal tax effect	(128,000)	(263,000)
Permanent items	259,000	424,000
Other	(20,000)	(15,000)
Valuation allowance	1,342,000	2,832,000
	$—	$—

As of December 31, 2016, the Company has net operating loss carry forwards of approximately $99 million for federal and state tax purposes, which are available to offset future taxable income, if any, expiring through December 2035. As of December 31, 2016, the Company's subsidiary has net operating loss carry forwards of approximately $980,000 for federal and state tax purposes, which are available to offset future taxable income, if any, expiring through December 2035. A valuation allowance was recorded at December 31, 2016 due to the uncertainty of realization of deferred tax assets in the future.

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities at December 31, 2016 and 2015 are as follows:

	2016	2015

Deferred tax assets (liabilities):
Net operating loss carry forwards	$36,817,000	$35,649,000

Property and equipment	50,000	43,000
Other	(22,000)	6,000
Capital loss carryforward	444,000	—
Research and development credit	1,103,000	1,103,000

Deferred tax asset	38,392,000	36,801,000
Valuation allowance	(38,392,000)	(36,801,000)

	$—	$—

Note 10.  Commitments and contingencies:

Commitments:

The Company's subsidiary, BDI, has a lease commitment on its office and laboratory space that expires March 31, 2018 and requires future non-cancellable lease payments of approximately $311,000 in 2017 and $78,000 in 2018.  The agreement requires monthly base rent of approximately $15,700 and common area maintenance costs are currently approximately $10,200 per month. Rent expense for the year ended December 31, 2016 totaled approximately $120,000 which included short term facility rental expenses plus $92,000 in expense for the subsidiary's office and laboratory space for the period from the September 12, 2016 acquisition to December 31, 2016. The Company had no rent expense for 2015.

As of December 31, 2016, the Company has employment agreements with three officers providing aggregate annual minimum commitments totaling approximately $900,000.  The agreements automatically renew at the end of each contract year unless terminated by either party and contain customary confidentiality and benefit provisions.

Contingencies:

In December 2016, certain shareholders filed suit in District Court, Douglas County, Colorado in an action under which the court had issued an order requiring the Company to (a) issue to its shareholders notice of the Special Meeting on or prior to January 10, 2017; (b) hold a Special Meeting of shareholders to consider the proposals pursuant to Section 7-107-103(1)(b) of the Colorado Revised Statutes not less than 10 nor more than 60 days from the date of notice; (c) bear the expense of sending notice of the Special Meeting and (d)  pay the reasonable costs and expenses incurred and to be incurred, including reasonable attorneys' fees.

On January 18, 2017, the Company entered into an agreement with the shareholders providing for termination of the action related to the shareholders' demands. In connection with the agreement, the shareholders agreed to withdraw the action under which the court issued an order requiring the Company to (a) issue to its shareholders notice of the Special Meeting on or prior to January 10, 2017; (b) hold a Special Meeting of shareholders to consider the proposals pursuant to Section 7-107-103(1)(b) of the Colorado Revised Statutes not less than 10 nor more than 60 days from the date of notice; (c) bear the expense of sending notice of the Special Meeting and (d)  pay the reasonable costs and expenses incurred and to be incurred, including reasonable attorneys' fees. The Agreement followed the resignation of (3) three members of the Board of Directors of the Company effective January 6, 2017 and appointment of two (2) of the director candidates proposed by these shareholders. On March 8, 2017 the court entered an order dismissing the action without prejudice.

In the ordinary course of business and in the general industry in which the Company is engaged, it is not atypical to periodically receive a third party communication which may be in the form of a notice, threat, or "cease and desist" letter concerning certain activities.  For example, this can occur in the context of the Company's pursuit of intellectual property rights.  This can also occur in the context of operations such as the using, making, having made, selling, and offering to sell products and services, and in other contexts.  The Company makes rational assessments of each situation on a case-by-case basis as such may arise.  The Company periodically evaluates its options for trademark positions and considers a full spectrum of alternatives for trademark protection and product branding.

We are currently not a party to any legal proceedings, the adverse outcome of which would, in our management's opinion, have a material adverse effect on our business, financial condition and results of operations.

Note 11.  Subsequent Events:

Effective January 14, 2017, we adopted a plan to exit this acquired business and commenced a significant reduction in the workforce. The decision to adopt this plan was made following an evaluation by the Company's Board of Directors in January 2017, of the estimated results of operations projected during the near to mid-term period for BDI, including consideration of product development required and updated sales forecasts, and estimated additional cash resources required.  We are reviewing possible strategic alternatives relative to the business to maximize shareholder value. The Company's continuing evaluation following adoption of the plan, estimates that it will incur charges to operations in early 2017 of approximately $2.7 million, consisting of 1) write-down of tangible and intangible assets estimated at approximately $2.2 million, and 2) wind-down, severance and transaction expenses estimated at approximately $500,000.

On February 3, 2017 members of the Company's Board of Directors were awarded a total of 165,000 shares of restricted common stock subject to vesting and acceleration provisions. Upon the resignation of a Director, 20,000 shares were subsequently forfeited.

In March 2017, the Company completed private placements totaling $7,000,000. Included was a common stock unit financing for $2,250,000 with certain accredited investors, $1,000,000 of which has been released to the Company, with the balance in escrow pending completion of release conditions.  The Company also closed on a convertible note financing with certain accredited investors with gross proceeds totaling $4,750,000. The convertible note financing proceeds are in escrow pending successful completion of release conditions. The common stock offering sold Units at a purchase price of $2.50 per Unit. Each Unit consists of one share of the Company's Common Stock and a three-year Warrant to purchase one share of the Company's common stock at an exercise price of $3.50 per share. The separate securities purchase agreements for a convertible note financing totaled $4,750,000 which is being held in escrow pending completion of defined release conditions.  Following release from escrow the notes shall be convertible into shares of Common Stock at an initial conversion price of $2.50 per share and Warrants to purchase 1,900,000 shares of the Company's common stock at an initial exercise price of $3.56 per share. Pursuant to the terms of the convertible note purchase agreements, the Company has agreed to file a proxy to hold a special meeting of its shareholders to among other provisions, approve the terms of the offering and authorize preferred stock, all as specified in the agreements.

Note 12.  Retrospective Revision of Financial Statements:

The consolidated financial statements as of and for the year December 31, 2016 have been retrospectively revised as required under the Securities and Exchange Commission's guidelines when such historical financial statements are being included in connection with a registration statement or a proxy and an event such as discontinued operations reporting has occurred subsequent to the original issuance of the financial statements. The discontinued operations presentation for the financial statements for the year ended December 31, 2015 is not applicable, as the acquisition being reported as discontinued did not occur until 2016. During the quarter ended March 31, 2017, the Company made the decision to discontinue the operations of its wholly-owned subsidiary BDI. BDI had developed a proprietary Enhanced Surface Plasmon Resonance technology platform for the detection of molecular interactions. The decision to adopt this plan was made following an evaluation by the Company's Board of Directors in January 2017 of the estimated results of operations projected during the near to mid-term period for BDI, including consideration of product development required and updated sales forecasts, and estimated additional cash resources required. The Company expects to dispose of the assets and operations during 2017 by selling the assets and licensing the intellectual property rights.   The Company has recognized the exit of BDI in accordance with Accounting Standards Codification (ASC) 205-20, Discontinued Operations. As such, the historical results of BDI, following its 2016 acquisition, have been classified as discontinued operations.

The Company's historical financial statements have been revised to present the operating results of the BDI business as a discontinued operation. Assets and liabilities related to the discontinued operations of BDI are approximately as follows as of December 31, 2016:

December 31, 2016
Current assets:
Accounts receivable	$5,000
Inventories	416,000
Prepaid expenses	66,000
Total current assets	$487,000

Equipment and furnishings, net	$36,000
Intangible assets, net	2,281,000
Deposit	37,000
Total noncurrent assets	$2,354,000

Current liabilities:
Accounts payable	$174,000
Accrued expenses	85,000
Deferred revenue	-
Total current liabilities	$259,000

Intangible assets as of December 31, 2016 consisted of:

Trademarks	$99,000
Customer base	37,000
Developed technology	1,864,000
Total identifiable intangible assets	2,000,000
Less accumulated amortization	(148,000)
Net identifiable intangible assets	1,852,000
Goodwill arising from the BDI acquisition	429,000
Net acquired intangibles	$2,281,000

Summarized results of the discontinued operation are as follows for the year ended December 31, 2016:

Sales	$9,000
Cost of sales	3,000
Gross margin	6,000
Operating expenses	1,121,000

Loss from discontinued operations	$(1,115,000)

Additional costs associated with the exit of operations of the Company's subsidiary BDI may be incurred as strategic options for BDI are evaluated.

Bioptix, Inc. and Subsidiary
Consolidated Balance Sheets

	March 31, 2017	December 31, 2016
	(Unaudited)	(Reclassified)
ASSETS
Current assets (Note 1):
Cash and cash equivalents	$11,981,618	$5,529,848
Short-term investments	-	7,506,761
Prepaid expenses and other current assets	155,757	219,991
Current assets of discontinued operations (Note 2)	200,167	486,890

Total current assets	12,337,542	13,743,490

Property and equipment, net (Note 3)	5,063	5,538

Other long term assets, net (Note 4)	932,291	938,038

Noncurrent assets of discontinued operations (Note 2)	47,000	2,353,749

Total assets	$13,321,896	$17,040,815

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$269,767	$253,817
Accrued compensation	22,499	1,520
Accrued expenses	77,565	304,675
Notes and other obligations, current portion (Note 5)	56,158	139,611
Deferred revenue, current portion (Note 8)	96,698	96,698
Current liabilities of discontinued operations (Note 2)	348,564	258,819

Total current liabilities	871,251	1,055,140

Private placement notes held in escrow – representing 2% Convertible Notes Payable amounting to $4,750,000 and 1,900,000 warrants, all net of $4,750,000 of proceeds held in escrow (Note 6)	-	-
Accrued interest (Note 6)	3,904	-
Deferred revenue, less current portion (Note 8)	1,041,141	1,065,316

Total liabilities	1,916,296	2,120,456

Commitments and contingencies (Notes 6, 8 and 9)

Stockholders' equity (Notes 6 and 7):
Common stock, no par value, 60,000,000 shares authorized; shares issued 5,410,013
(2017) and 4,503,971 (2016) and shares outstanding 5,410,013, including 500,000
common shares in escrow (2017) and shares outstanding 4,503,971 (2016)	125,614,652	124,775,635
Private placement units held in escrow – representing 500,000 common shares
and 500,000 warrants, all net of $1,250,000 of proceeds held in escrow	-	-
Accumulated deficit	(114,209,052)	(109,855,276)

Total equity	11,405,600	14,920,359

Total liabilities and stockholders' equity	$13,321,896	$17,040,815

 See Accompanying Notes to Unaudited Condensed Consolidated Financial Statements

Bioptix, Inc. and Subsidiary
Consolidated Statements of Operations Three Months Ended March 31,
(Unaudited)

	2017	2016

Other revenue – fee (Note 8)	$24,175	$24,175

Operating expenses:
Selling, general and administrative	1,034,653	1,030,126
Research and development	17,692	372,586
Total operating expenses	1,052,345	1,402,712

Operating loss from continuing operations	(1,028,170)	(1,378,537)
Other (expense) income:
Gain on sale of property and equipment (Note 3)	-	1,919,361
Interest expense	(4,834)	(25,598)
Investment income	26,220	44,285

Total other income	21,386	1,938,048

(Loss) income from continuing operations	(1,006,784)	559,511
Discontinued operations (Note 2):
Loss from operations	(642,636)	-
Impairment loss	(2,704,356)	-
Total loss from discontinued operations	(3,346,992)	-

Net income (loss)	$(4,353,776)	$559,511
Basic and diluted net (loss) income per share (Note 1):
Continuing operations	$(0.22)	$0.14
Discontinued operations	(0.73)	-
Net (Loss) Income	$(0.95)	$0.14
Basic and diluted weighted average number of shares outstanding (Note 1)	4,599,184	3,876,960

See Accompanying Notes to Unaudited Condensed Consolidated Financial Statements

Bioptix, Inc. and Subsidiary
Consolidated Statements of Cash Flows
Three Months Ended March 31,
(Unaudited)
	2017	2016
Cash flows from operating activities:
Continuing operations:
Net (loss) income	$(4,353,776)	$559,511
(Loss) from discontinued operations	(3,346,992)	-
(Loss) income from continuing operations	(1,006,784)	559,511
Adjustments to reconcile net (loss) income from continuing operations to net cash used in operating activities of continuing operations:
Stock-based compensation for services	133,043	47,884
Depreciation and amortization	18,133	19,401
Amortization of license fees	(24,175)	(24,175)
Other non-cash charges	1,500	133,899
Gain on sale of property and equipment	-	(1,919,361)
Change in:
Prepaid expenses and other current assets	62,733	69,155
Accounts payable	15,950	(380,010)
Accrued compensation	20,979	(437,324)
Accrued expenses	(223,206)	28,058
Net cash (used in) operating activities of continuing operations	(1,001,827)	(1,902,962)
Net cash (used in) operating activities of discontinued operations	(661,998)	-
Net cash (used in) operating activities	(1,663,825)	(1,902,962)

Cash flows from investing activities:
Continuing operations:
Purchases of short-term investments	-	(7,537,862)
Proceeds from sales of short-term investments	7,506,761	9,648,744
Proceeds from sale of property and equipment	-	1,748,571
Purchases of patent and trademark application costs	(11,911)	(10,778)
Net cash provided by investing activities of continuing operations	7,494,850	3,848,675
Net cash (used in) investing activities of discontinued operations	(1,776)	-
Net cash provided by investing activities	7,493,074	3,848,675

Cash flows from financing activities:
Continuing operations:
Net proceeds from issuance of common stock, net of $294,026 in offering expenses	705,974	-
Repayment of notes payable and other obligations	(83,453)	(116,931)

Net cash provided by (used in) financing activities of continuing operations	622,521	(116,931)

Net increase in cash and cash equivalents	6,451,770	1,828,782

Cash and cash equivalents at beginning of period	5,529,848	2,012,283

Cash and cash equivalents at end of period	$11,981,618	$3,841,065

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$1,256	$31,140
Supplemental disclosure of investing information:
Liability payoffs upon property sale	$-	$2,064,758

See Accompanying Notes to Unaudited Condensed Consolidated Financial Statements

Bioptix, Inc. and Subsidiary
Notes to Condensed Consolidated Financial Statements
(Unaudited)

INTERIM FINANCIAL STATEMENTS

The accompanying consolidated financial statements of Bioptix, Inc. (the "Company,"  "we," or "Bioptix") have been prepared in accordance with the instructions to quarterly reports on Form 10-Q. In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations and changes in financial position at March 31, 2017 and for all periods presented have been made. Certain information and footnote data necessary for fair presentation of financial position and results of operations in conformity with accounting principles generally accepted in the United States of America have been condensed or omitted. It is therefore suggested that these consolidated financial statements be read in conjunction with the summary of significant accounting policies and notes to financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2016. The results of operations for the period ended March 31, 2017 are not necessarily an indication of operating results for the full year.

Management's plans and basis of presentation:

The Company has experienced recurring losses and negative cash flows from operations.  At March 31, 2017, the Company had approximate balances of cash and cash equivalents of $11,982,000, working capital of $11,466,000, total stockholders' equity of $11,406,000 and an accumulated deficit of $114,209,000. To date, the Company has in large part relied on equity financing to fund its operations.
Effective January 14, 2017, the Company adopted a plan to exit the business of BiOptix Diagnostics, Inc. ("BDI") and commenced a significant reduction in the workforce. The decision to adopt this plan was made following an evaluation by the Company's Board of Directors in January 2017, of the estimated results of operations projected during the near to mid-term period for BDI, including consideration of product development required and updated sales forecasts, and estimated additional cash resources required. Accordingly, the historical results of BDI have been classified as discontinued operations for all periods presented.
The Company expects to continue to incur losses from operations for the near-term and these losses could be significant as professional and other associated expenses in connection with possible strategic considerations, evaluations and transactions, additional costs associated with the exit of operations of the Company's subsidiary BDI may be incurred, and public company and administrative related expenses are incurred. The Company believes that its current working capital position will be sufficient to meet its currently estimated cash needs through May 2018, subject to any possible strategic transactions. The Company continues to explore obtaining additional financing.  The Company is closely monitoring its cash balances, cash needs and expense levels.
Management's strategic plans include the following:
•	exploring other possible strategic options and financing opportunities available to the Company;
•	evaluating options to monetize, partner or license the Company's assets, including the appendicitis product portfolio; and;
•	continuing to implement cost control initiatives to conserve cash.

Note 1.  Significant accounting policies:

Principles of consolidation

The consolidated financial statements of the Company include the accounts of Bioptix and its wholly-owned subsidiary, BDI. Intercompany accounts and transactions have been eliminated in the consolidation.

Cash, cash equivalents and investments:

The Company considers all highly liquid investments with an original maturity of three months or less at the date of acquisition to be cash equivalents. From time to time, the Company's cash account balances exceed the balances as covered by the Federal Deposit Insurance System. The Company has never suffered a loss due to such excess balances.

The Company invests excess cash from time to time in highly-liquid debt and equity investments of highly-rated entities, which are classified as trading securities. Historically, the purpose of the investments has been to fund research and development, product development, FDA clearance-related activities and general corporate purposes. Such amounts are recorded at market values using Level 1 inputs in determining fair value and are generally classified as current, as the Company does not intend to hold the investments beyond twelve months. Investment securities classified as trading are those securities that are bought and held principally for the purpose of selling them in the near term, with the objective of preserving principal and generating profits. These securities are reported at fair value with unrealized gains and losses reported as an element of other (expense) income in current period earnings. The Company's Board of Directors has approved an investment policy covering the investment parameters to be followed with the primary goals being the safety of principal amounts and maintaining liquidity. The policy provides for minimum investment rating requirements as well as limitations on investment duration and concentrations. Based upon market conditions, the investment guidelines have been tightened to increase the minimum acceptable investment ratings required for investments and shorten the maximum investment term. As of March 31, 2017, 100% of the investment portfolio was in cash and cash equivalents, which is presented as such on the accompanying balance sheet.  To date, the Company's cumulative realized market loss from the investments has not been significant. For the three months ended March 31, 2017 and 2016, there was approximately $4,400 and $5,900, respectively, in management fee expenses.
The Company's short-term investments comprise certificates of deposit, commercial paper and corporate bonds, all of which are classified as trading securities and carried at their fair value based upon quoted market prices of the securities at December 31, 2016.  Net realized and unrealized gains and losses on trading securities are included in net loss.  For purposes of determining realized gains and losses, the cost of securities sold is based on specific identification.
The composition of trading securities is as follows at December 31, 2016:
	December 31, 2016
	Cost	Fair Value
Certificates of deposit / commercial paper	$2,378,222	$2,373,891

Corporate bonds	5,138,182	5,132,870

Total trading securities	7,516,404	7,506,761

Investment income for the three months ended March 31, 2017 and 2016 consists of the following:

	2017	2016
Interest income	$22,130	$24,530

Realized (losses)	(21)	(1,151)

Unrealized gains	8,542	26,818

Management fee expenses	(4,431)	(5,912)

Net investment income	$26,220	$44,285

Fair value of financial instruments:

The Company accounts for financial instruments under Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic ("ASC") 820, Fair Value Measurements.  This statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  To increase consistency and comparability in fair value measurements, ASC 820 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three levels as follows:

Level 1— quoted prices (unadjusted) in active markets for identical assets or liabilities;

Level 2 — observable inputs other than Level 1, quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, and model-derived prices whose inputs are observable or whose significant value drivers are observable; and

Level 3 — assets and liabilities whose significant value drivers are unobservable.

Observable inputs are based on market data obtained from independent sources, while unobservable inputs are based on the Company's market assumptions.  Unobservable inputs require significant management judgment or estimation.  In some cases, the inputs used to measure an asset or liability may fall into different levels of the fair value hierarchy.  In those instances, the fair value measurement is required to be classified using the lowest level of input that is significant to the fair value measurement.  Such determination requires significant management judgment. There were no financial assets or liabilities measured at fair value, with the exception of cash, cash equivalents and short-term investments as of March 31, 2017 and December 31, 2016.

The carrying amounts of the Company's financial instruments (other than cash, cash equivalents and short-term investments as discussed above) approximate fair value because of their variable interest rates and/or short maturities combined with the recent historical interest rate levels.

Revenue Recognition:

Revenue recognition related to the license agreement is based upon the licensee's right to use the technology and the Company's ongoing obligations to maintain and defend the patented rights and comply with the terms of the sub-license agreement whereby the license fees and milestone payments received from the agreement, net of the amounts due to third parties, have been recorded as deferred revenue and are amortized over the term of the license agreement.

Inventories:
Inventories acquired as part of the BDI purchase are stated at the lower of cost or net realizable value. Cost is determined on the first-in, first-out (FIFO) method. The elements of cost in inventories include materials, labor and overhead.

 Goodwill:
The Company performs a goodwill impairment analysis in the fourth quarter of each year, or whenever there is an indication of impairment.  When conducting its annual goodwill impairment assessment, the Company initially performs a qualitative evaluation to determine if it is more likely than not that the fair value of its reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform a two-step goodwill impairment test.  The Company has determined, based on its evaluation, that the goodwill associated with the BDI acquisition was impaired and was written off as of March 31, 2017. The accumulated goodwill amortization of $60,712 arose prior to January 1, 2002 when the FASB revised the policy for goodwill amortization.

Recently issued and adopted accounting pronouncements:
The Company continually assesses any new accounting pronouncements to determine their applicability. When it is determined that a new accounting pronouncement affects the Company's financial reporting, the Company undertakes a study to determine the consequences of the change to its consolidated financial statements and assures that there are proper controls in place to ascertain that the Company's consolidated financial statements properly reflect the change.
In May 2014, the Financial Accounting Standards Board ("FASB") issued Accounting Standard Update No. 2014-09, Revenue from Contracts with Customers (Topic 606) ("ASU 2041-09"), which supersedes nearly all existing revenue recognition guidance. The standard's core principle is that an entity should recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The standard creates a five-step model to achieve its core principle: (i) identify the contract(s) with a customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction's price to the separate performance obligations in the contract; and (v) recognize revenue when (or as) the entity satisfies a performance obligation. In addition, entities must disclose sufficient information to enable users of financial statements to understand the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers. Qualitative and quantitative disclosures are required about: (i) the entity's contracts with customers; (ii) the significant judgments, and changes in judgments, made in applying the guidance to those contracts; and (iii) any assets recognized from the costs to obtain or fulfill a contract with a customer.
In August 2015, the FASB issued ASU 2015-14, Revenue from Contracts with Customers (Topic 606) - Deferral of the Effective Date, which deferred the effective date of ASU 2014-09 to interim and annual periods beginning after December 15, 2017. The standard allows entities to apply the standard retrospectively to each prior period presented ("full retrospective adoption") or retrospectively with the cumulative effect of initially applying the standard recognized at the date of initial application ("modified retrospective adoption"). The Company plans to adopt this guidance on January 1, 2018, and continues to evaluate the impact of adopting under the modified retrospective adoption versus the full retrospective method. The Company is currently in the process of determining the impact of the new revenue recognition guidance on its revenue transactions, including any impacts on associated processes, systems, and internal controls. The Company's preliminary assessment indicates implementation of this standard will not have a material impact on financial results. The Company's evaluation has included determining whether the unit of account (i.e., performance obligations) will change as compared to current GAAP, as well as determining the standalone selling price of each performance obligation. The Company continues to evaluate the impact of this guidance and its subsequent amendments on the consolidated financial position, results of operations, and cash flows, and any preliminary assessments are subject to change.
In January 2016, the FASB issued ASU No. 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities. ASU No. 2016-01 supersedes and amends the guidance to classify equity securities with readily determinable fair values into different categories (that is, trading or available-for-sale) and require equity securities to be measured at fair value with changes in the fair value recognized through net income. The amendments allow equity investments that do not have readily determinable fair values to be re-measured at fair value either upon the occurrence of an observable price change or upon identification of an impairment. The amendments also require enhanced disclosures about those investments. ASU No. 2016-01 is effective for annual reporting beginning after December 15, 2017, including interim periods within the year of adoption, and calls for prospective application. The Company is currently in the process of evaluating the impact that will result from adopting ASU 2016-01.
In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). This standard requires a lessee to recognize the lease assets and lease liabilities arising from operating leases in the balance sheet. Qualitative along with specific quantitative disclosures are required by lessees and lessors to meet the objective of enabling users of financial statements to assess the amount, timing, and uncertainty of cash flows arising from leases. ASU 2016-02 is effective for fiscal years beginning after December 15, 2018 including interim periods within those fiscal years. The Company is currently evaluating the impact that will result from adopting ASU 2016-02.
In March 2016, the FASB issued ASU 2016-09, Improvements to Employee Share Based Payment Accounting ("ASU 2016-09"), which amends guidance issued in Accounting Standards Codification ("ASC") Topic 718, Compensation - Stock Compensation. ASU 2016-09 simplifies several aspects of the accounting for share-based payment transactions, including the income tax consequences, classification of awards as either equity or liabilities, and classification on the statement of cash flows. ASU 2016-09 is effective for fiscal years beginning after December 15, 2016, and interim periods within those fiscal years and early adoption is permitted. The Company has adopted as of January 1, 2017. The principal impact was that to the extent a tax benefit or expense from stock compensation arises it will be presented in the income tax line of the Statement of Operations rather than the current presentation as a component of equity on the Balance Sheet. Also the tax benefit or expense will be presented as activity in Cash Flow from Operating Activity rather than the current presentation as Cash Flow from Financing Activity in the Statement of Cash Flows. The Company continues to estimate forfeitures of stock grants as allowed by ASU 2016-09.
In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments. This standard provides guidance for eight cash flow classification issues in current GAAP. ASU 2016-15 is effective for fiscal years beginning after December 15, 2017 and interim periods within those fiscal years. The Company is currently evaluating the impact that will result from adopting ASU 2016-02.
In January 2017, the FASB issued an ASU 2017-01, Business Combinations (Topic 805) Clarifying the Definition of a Business. The amendments in this Update is to clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. The definition of a business affects many areas of accounting including acquisitions, disposals, goodwill, and consolidation. The guidance is effective for annual periods beginning after December 15, 2017, including interim periods within those periods. The Company adopted this guidance effective January 1, 2017. The adoption of this ASU had no impact on the Company's consolidated financial statements.

In January 2017, the FASB issued ASU 2017-04, Intangibles - Goodwill and Other (Topic 350): Simplifying the Accounting for Goodwill Impairment. ASU 2017-04 removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. A goodwill impairment will now be the amount by which a reporting unit's carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. This standard will be effective for the Company beginning in the first quarter of fiscal year 2020 and is required to be applied prospectively. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company is currently evaluating the impact this standard will have on its consolidated financial statements.
Income (loss) per share:

ASC 260, Earnings Per Share, requires dual presentation of basic and diluted earnings per share ("EPS") with a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. Basic EPS excludes dilution. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity.

Basic net earnings (loss) per share includes no dilution and is computed by dividing net earnings (loss) available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted net earnings (loss) per share reflect the potential dilution of securities that could share in the Company's earnings (loss).  The effect of the inclusion of the dilutive shares would have resulted in a decrease in loss per share for the three months ended March 31, 2017. For the three months ended March 31, 2016, the effect of inclusion of the dilutive shares would have resulted in an increase in income per share, under the treasury stock method.  Accordingly, the weighted average shares outstanding have not been adjusted for dilutive shares for any period presented.  Outstanding stock options, warrants and other dilutive rights are not considered in the calculation, as the impact of the potential common shares (totaling approximately 1,588,000 shares and 757,000 shares for each of the three month periods ended March 31, 2017 and 2016, respectively) would be anti-dilutive. As of March 31, 2017 the dilutive rights held in escrow from the March 2017 private placement totaling approximately 4,802,000 share rights (3,802,000 share rights from the convertible notes financing and 1,000,000 share rights from the common stock offering) are also not considered in the calculation, as the impact would be anti-dilutive.

Note 2. Acquisition and Discontinued Operations:
Acquisition:
On September 12, 2016, the Company completed the strategic acquisition of BDI, a privately-held entity. The decision to acquire BDI was made based on the evaluation that the Company's resources would primarily be used for market development and commercial launch of the product and the market opportunity was estimated to be sizable.  Pursuant to a purchase agreement (the "Purchase Agreement"), through a wholly-owned subsidiary ("Venaxis Sub"), the Company acquired all of the outstanding shares of Series 1 Preferred Stock of BDI from the selling shareholders (the "Seller"), representing more than 98% of the outstanding voting stock of BDI, and BDI thereupon become a majority owned subsidiary of the Company.
Under the terms of the Purchase Agreement, the consideration consisted of an aggregate of 627,010 shares of the Company's common stock (the "Shares") which Shares were distributed in accordance with the liquidation preferences set forth in BDI's Fifth Amended and Restated Certificate of Incorporation, as amended.  The Shares were valued at approximately $2,577,000 (based upon the closing value of our common stock on the acquisition date) and the issuance represented approximately 14% of the outstanding Bioptix common stock at the closing. The Purchase Agreement contained customary representations and warranties of the parties, including BDI, and the Sellers have customary indemnification obligations to the Company relating to BDI, which are subject to certain limitations described further in the Purchase Agreement. The issuance of the Shares was effected as a private placement of securities.  The Company also entered into a registration rights agreement with the Sellers.
The total consideration transferred consisted of the 627,010 shares of the Company's common stock with a value of $2,577,000.
Under the acquisition method of accounting, the total estimated purchase consideration was allocated to the acquired tangible and intangible assets and assumed liabilities based on their estimated fair values as of the acquisition date. Following was the allocation of the purchase consideration:
Cash and cash equivalents	$17,000
Accounts receivable	21,000
Inventory	379,000
Prepaid and other assets	51,000
Equipment	1,000
Identifiable intangible assets:
Trademarks (5 year estimated useful life)	99,000
Customer base (6 year estimated useful life)	37,000
Developed technology (4 year estimated useful life)	$1,864,000
Total identifiable intangible assets	2,000,000
Goodwill	430,000
Accounts payable	(118,000)
Accrued and other liabilities	(175,000)
Non-controlling interest	(29,000)
Purchase price	$2,577,000

Intangible assets acquired consisted of the following as of December 31, 2016:
Trademarks	$99,000
Customer base	37,000
Developed technology	1,864,000
Total	2,000,000
Less accumulated amortization	(148,264)
Balance at December 31, 2016	$1,851,736
As of November 30, 2016, the Company paid approximately $29,000 to acquire the non-controlling interest in BDI, which was accounted for as an equity transaction.
The unaudited supplemental pro forma information for the three months ended March 31, 2016, as if the BDI acquisition had occurred as of January 1, 2016, would have reflected total revenue of $55,000, net loss of $399,000 and loss per share of $0.09. These pro forma condensed consolidated financial results have been prepared for comparative purposes only and include certain adjustments to reflect the pro forma results of operations as if the acquisition had occurred as of the beginning of the periods presented, such as increased amortization for the fair value of acquired intangible assets. The pro forma information does not reflect the effect of costs or synergies that would have been expected to result from the integration of the acquisition. The pro forma information does not purport to be indicative of the results of operations that actually would have resulted had the combination occurred at the beginning of each period presented, or of future results of the consolidated entities.
As of December 31, 2016 inventories, included with current assets of discontinued operations, totaled approximately $416,000, consisting of $188,000 in raw materials and $228,000 in finished goods, all associated with the BDI operations. As of March 31, 2017 inventories, included with current assets of discontinued operations, totaled approximately $49,000, consisting of finished goods.
Discontinued operations:
During the quarter ended March 31, 2017, the Company made the decision to discontinue the operations of its wholly-owned subsidiary BDI. BDI had developed a proprietary Enhanced Surface Plasmon Resonance technology platform for the detection of molecular interactions. The decision to adopt this plan was made following an evaluation by the Company's Board of Directors in January 2017 of the estimated results of operations projected during the near to mid-term period for BDI, including consideration of product development required and updated sales forecasts, and estimated additional cash resources required. The Company expects to dispose of the assets and operations during 2017 by selling the assets and licensing the intellectual property rights.   The Company has recognized the exit of BDI in accordance with Accounting Standards Codification (ASC) 205-20, Discontinued Operations. As such, the historical results of BDI, following its 2016 acquisition, have been classified as discontinued operations.

The Company's historical financial statements have been revised to present the operating results of the BDI business as a discontinued operation. Assets and liabilities related to the discontinued operations of BDI are approximately as follows as of March 31, 2017 and December 31, 2016:
	March 31, 2017	December 31, 2016
Current assets:
Accounts receivable	$146,000	$5,000
Inventories	49,000	416,000
Prepaid expenses	5,000	66,000
Total current assets	$200,000	$487,000

Equipment and furnishings, net	$10,000	$36,000
Intangible assets, net	-	2,281,000
Deposit	37,000	37,000
Total noncurrent assets	$47,000	$2,354,000

Current liabilities:
Accounts payable	$166,000	$174,000
Accrued expenses	46,000	85,000
Deferred revenue	137,000	-
Total current liabilities	$349,000	$259,000
Summarized results of the discontinued operation are as follows for the three months ended March 31, 2017:
Sales	$13,000
Cost of sales	2,000
Gross margin	11,000
Operating expenses	654,000
Operating loss	(643,000)
Impairment loss	(2,704,000)

Loss from discontinued operations	$(3,347,000)

Included in the impairment loss recognized on the discontinuance of BDI are impairment losses recognized on inventories of $408,000, equipment and furnishings of $38,000, identifiable intangible assets of $1,833,000, goodwill of $430,000, net of $5,000 in other items, all associated with the assets and operations of BDI.  Additional costs associated with the exit of operations of the Company's subsidiary BDI may be incurred as strategic options for BDI are evaluated.

Note 3. Property and equipment:

Property and equipment consisted of the following:

	March 31, 2017 (Unaudited)	December 31, 2016

Office and computer equipment	$116,510	$116,510
Less accumulated depreciation	111,447	110,972
	$5,063	$5,538

Depreciation expense totaled approximately $500 and $400 for the three month periods ended March 31, 2017 and 2016, respectively.

On February 25, 2016, the Company completed the sale of its corporate headquarters, land, building and certain fixtures and equipment to a third party for a purchase price of approximately $4,053,000. The sale resulted in a gain of approximately $1,919,000 and generated approximately $1,749,000 in net cash after expenses and mortgage payoffs. The Company is leasing back space in the building under a short-term lease agreement that provides storage space.

Note 4.  Other long-term assets:

Other long-term assets consisted of the following as of March 31, 2017 and December 31, 2016:

	Beginning Balance	Additions	Impairments	Ending Balance
March 31, 2017:
Cost:
Patents	$1,032,982	$11,911	$—	$1,044,893
Goodwill	447,951	—	—	447,951

Total	1,480,933	11,911	—	1,492,844

Accumulated Amortization:
Patents	(482,183)	(17,658)	—	(499,841)
Goodwill	(60,712)	—	—	(60,712)
Total	(542,895)	(17,658)	—	(560,553)

Net Other Long Term Assets	$938,038	$(5,747)	$—	$932,291

The Company capitalizes legal costs and filing fees associated with obtaining patents on its new discoveries. Once the patents have been issued, the Company amortizes these costs over the shorter of the legal life of the patent or its estimated economic life using the straight-line method. Based upon the current status of the above intangible assets, the aggregate amortization expense is estimated to be approximately $71,000 for each of the next five fiscal years. The Company tests intangible assets with finite lives for impairment upon significant changes in the Company's business environment. The testing resulted in no patent impairment for the three months ended March 31, 2017 and $134,000 for the three months ended March 31, 2016. The impairment charges are related to the Company's ongoing analysis of which specific country patents in its portfolio are determined as potentially worth pursuing.

Note 5. Notes and Other Obligations:

Notes and other obligations consisted of the following:

	March 31, 2017 (Unaudited)	December 31, 2016

Mortgage notes	$—	$—
Other short-term installment obligations	56,158	139,611

	56,158	139,611
Less current portion	56,158	139,611
	$—	$—

Mortgage notes:

Prior to the February 2016 sale of the corporate headquarters, the Company had a permanent mortgage on its land and building that was refinanced in May 2013. The mortgage was held by a commercial bank and included a portion guaranteed by the U. S. Small Business Administration ("SBA").  The loan was collateralized by the real property and the SBA portion was also personally guaranteed by a former officer of the Company. The commercial bank loan terms included a payment schedule based on a fifteen year amortization, with a balloon maturity at five years. The commercial bank portion had an interest rate fixed at 3.95%, and the SBA portion bore interest at the rate of 5.86%. The commercial bank portion of the loan required total monthly payments of approximately $11,700, which included approximately $4,500 per month in interest. The SBA portion of the loan required total monthly payments of approximately $9,000 through July 2023, which included approximately $3,500 per month in interest and fees in 2016.

On February 25, 2016, the Company completed the sale of its corporate headquarters, land and building, and also paid off its mortgage obligations.  See Note 3.

Future maturities:

The Company's total debt obligations require minimum annual principal payments of approximately $56,000 for the remainder of 2017, through the terms of the applicable debt agreements.

Note 6. Stockholders' equity:

Restricted common stock award:
During the three months ended March 31, 2017, the Company approved the award of 165,000 restricted shares to members of its Board of Directors, of which 6,042 common shares were vested as of March 31, 2017 (see Note 7).
Private placement offerings:
In March 2017, the Company completed private placements totaling $7,000,000. Included was a common stock unit financing for $2,250,000 with certain accredited investors. The common stock unit offering totalled 900,000 units, consisted of 400,000 units for $1,000,000 less $294,026 of offering expenses, has been released to the respective parties, with the balance of 500,000 units for $1,250,000 held in escrow pending completion of release conditions.  The common stock offering sold units (the "Units") at a purchase price of $2.50 per Unit. Each Unit consists of one share of the Company's common stock and a three-year warrant to purchase one share of the Company's common stock at an exercise price of $3.50 per share. The Company also closed on a convertible note financing with certain accredited investors with gross proceeds totaling $4,750,000. The convertible note financing proceeds are in escrow pending successful completion of release conditions.  Following release from escrow, the notes shall be convertible into shares of common stock at an initial conversion price of $2.50 per share. Warrants to purchase 1,900,000 shares of the Company's common stock at an initial exercise price of $3.56 per share were also issued with the convertible note financing. Pursuant to the terms of the convertible note purchase agreements, the Company has agreed to file a proxy to hold a special meeting of its shareholders to among other provisions, approve the terms of the offering and authorize preferred stock, all as specified in the agreements.
The portion of the common stock unit financing held in escrow and the convertible note financing, held in escrow, have been reflected in the consolidated balance sheet at the face amount of the securities issued and held in escrow less the cash received for those securities, which is also held in escrow.   When the release conditions have been met, the cash, common stock units and convertible notes will be reflected gross at their carrying amounts, net of any discounts.
In addition, since the warrants given with the common stock unit and convertible note financings are also held in escrow pending the release conditions, their issuance is contingent upon satisfaction of release conditions, as defined in the agreements.  Accordingly, they will be valued and financing proceeds will be allocated to them at the time the contingency is resolved.  Any beneficial conversion feature resulting from the allocation of proceeds among the convertible notes and warrants will also be recorded at that time.
The convertible notes accrue interest at 2% per annum commencing with their execution and as a result, the Company has recorded approximately $3,900 in interest expense during the three months ended March 31, 2017 and accrued interest of approximately $3,900 is included in the consolidated balance sheet as of March 31, 2017.

The Company has evaluated the guidance ASC 480-10 Distinguishing Liabilities from Equity and ASC 815-40 Contracts in an Entity's Own Equity to determine the appropriate classification of the instruments.
In connection with the private placements, the Company also entered into a Registration Rights Agreement, with the investors pursuant to which the Company agreed to file a registration statement covering the resale of the shares of common stock issuable upon exercise or conversion of the securities and to maintain its effectiveness until all such securities have been sold or may be sold without restriction. In the event a registration statement covering such shares of common stock is not effective, the Company is required to pay to the investors on a monthly basis an amount equal to 1% of the investors' investment, subject to conditions as defined in the agreement.
Note 7. Stock based compensation, options and warrants:

Stock based compensation:

The Company recognized total expenses for stock-based compensation during the three months ended March 31, 2017 and 2016, which are included in the accompanying condensed consolidated statements of operations, in the following categories:

	2017	2016

Selling, general and administrative expenses	$133,043	$45,324
Research and development expenses	—	2,560

Total stock-based compensation	$133,043	$47,884

The Company recognized total stock-based compensation expense during the three months ended March 31, 2017 and 2016, from the following categories:

	2017	2016

Restricted stock awards	$30,431	$—
Stock options awards under the Plan	63,806	47,884
Non-qualified stock option awards	38,806	—

Total stock-based compensation	$133,043	$47,884

Restricted stock awards:
A summary of the Company's restricted stock activity in the three months ended March 31, 2017 is presented here:
	Number of Shares	Weighted Average Grant-Date Fair Value

Outstanding at January 1, 2017	-	$-
Granted	165,000	3.13
Forfeited	(20,000)	3.13
Outstanding at March 31, 2017	145,000	$3.13

Vested at March 31, 2017	6,042	$3.13

During the three months ended March 31, 2017, the Company granted 165,000 restricted shares to members of its Board of Directors. Upon the resignation of a Director, 20,000 shares were subsequently forfeited. The weighted-average fair value of restricted shares granted during the three months ended March 31, 2017 was $3.13 per share based upon the share price as of the date of grant. The total fair value of restricted stock granted during the three months ended March 31, 2017 was approximately $516,000.

The value of restricted stock grants are measured based on their fair value on the date of grant and amortized over the vesting period of twenty-four months. As of March 31, 2017, there was approximately $423,000 of unrecognized compensation cost related to unvested restricted stock awards, which is expected to be recognized over a remaining weighted-average vesting period of approximately 1.9 years.

Stock options:

The Company currently provides stock-based compensation to employees, directors and consultants, both under the Company's 2002 Stock Incentive Plan, as amended (the "Plan"), and non-qualified options and warrants issued outside of the Plan. During November, 2016, the Company's shareholders approved amendments to the Plan to increase the number of shares reserved under the Plan from 709,141 to 895,000. The Company estimates the fair value of the share-based awards on the date of grant using the Black-Scholes option-pricing model (the "Black-Scholes model").  Using the Black-Scholes model, the value of the award that is ultimately expected to vest is recognized over the requisite service period in the statement of operations.  Option forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.  The Company attributes compensation to expense using the straight-line single option method for all options granted.

The Company's determination of the estimated fair value of share-based payment awards on the date of grant is affected by the following variables and assumptions:

•	Grant date exercise price – the closing market price of the Company's common stock on the date of the grant;
•	Estimated option term – based on historical experience with existing option holders;
•	Estimated dividend rates – based on historical and anticipated dividends over the life of the option;
•	Term of the option – based on historical experience, grants have lives of approximately 3-5 years;
•	Risk-free interest rates – with maturities that approximate the expected life of the options granted;
•
Calculated stock price volatility – calculated over the expected life of the options granted, which is calculated based on the daily closing price of the Company's common stock over a period equal to the expected term of the option; and

•	Option exercise behaviors – based on actual and projected employee stock option exercises and forfeitures.

During the three months ended March 31, 2017 and 2016, respectively, no options were exercised.

Stock incentive plan options:

The Company currently provides stock-based compensation to employees, directors and consultants under the Plan. The Company did not grant any stock-based compensation to employees, directors or consultants for the three month periods ended March 31, 2017 or 2016.

A summary of activity under the Plan for the three months ended March 31, 2017 is presented below:

	Shares Underlying Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value

Outstanding at January 1, 2017	566,747	$20.46
Granted	-	-
Exercised	-	-
Forfeited	(14,836)	42.86
Outstanding at March 31, 2017	551,911	$19.85	7.1	$270,636

Exercisable at March 31, 2017	472,911	$22.68	6.7	$184,486

The aggregate intrinsic value in the table above represents the total intrinsic value (the difference between the Company's closing stock price on March 31, 2017 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders, had all option holders been able to, and in fact had, exercised their options on March 31, 2017.

During the three months ended March 31, 2017, a total of 14,836 options that were granted under the Plan were forfeited, of which 836 were vested and 14,000 were unvested. The vested options were exercisable at an average of $710.40 per share, the unvested options were exercisable at an average of $3.00 per share. During the three months ended March 31, 2016, a total of 7,382 options that were granted under the Plan were forfeited, of which 3,762 were vested and 3,620 were unvested. The vested options were exercisable at an average of $26.61 per share and the unvested options were exercisable at an average of $15.13 per share.

 The total fair value of stock options granted to employees, directors and consultants that vested and became exercisable during the three months ended March 31, 2017 and 2016, was approximately $51,000 and $127,000, respectively.   Based upon the Company's experience, approximately 80% of the outstanding nonvested stock options, or approximately 63,000 options, are expected to vest in the future, under their terms.

A summary of the activity of nonvested options under the Plan to acquire common shares granted to employees, officers, directors and consultants during the three months ended March 31, 2017 is presented below:

Nonvested Shares	Nonvested Shares Underlying Options	Weighted Average Exercise Price	Weighted Average Grant Date Fair Value

Nonvested at January 1, 2017	97,738	$3.51	$2.58
Granted	-	-	-
Vested	(4,738)	15.12	10.74
Forfeited	(14,000)	3.00	2.25

Nonvested at March 31, 2017	79,000	$2.91	$2.15

At March 31, 2017, based upon employee, officer, director and consultant options granted under the Plan to that point, there was approximately $45,000 of additional unrecognized compensation cost related to stock options that will be recorded over a weighted average future period of one year.

Other common stock purchase options and warrants:

As of March 31, 2017, in addition to the Plan options discussed above, the Company had outstanding 897,003 non-qualified options and warrants in connection with warrants issued with offerings, an officer's employment, and options issued to six new employees, hired in connection with the Company's acquisition of BDI that were not issued under the Plan.

During the three month periods ended March 31, 2017 and 2016 no options were granted outside of the Plan.  Operating expenses for the three months ended March 31, 2017 included $38,806 related to stock-based compensation and the three months ended March 31, 2016 did not include any value related to stock-based compensation of non-qualified options and warrants.

In March 2017, the Company completed a $1 million private placement of securities and in connection with that offering, granted investors in the offering warrants which are classified as equity, exercisable after six-months, to purchase a total of 400,000 shares of common stock at an exercise price of $3.50 per share and expiring in May 2020 (see Note 6).

Following is a summary of outstanding options and warrants that were issued outside of the Plan for the three months ended March 31, 2017:

	Shares Underlying Options / Warrants	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value

Outstanding at January 1, 2017	527,003	$13.36
Granted	400,000	3.50
Exercised	-	-
Forfeited	(30,000)	3.78

Outstanding at March 31, 2017	897,003	$9.29	2.5	$214,300

Exercisable at March 31, 2017	464,503	$15.47	1.0	$7,150

During the three months ended March 31, 2017 and 2016, no warrants were exercised.  Included at March 31, 2017 in the 897,003 total outstanding options are 829,503 non-compensatory rights, exercisable at an average of $9.66 per common share, expiring through May 2020, granted in connection with public offerings, and 67,500 rights exercisable at an average of $4.65 per common share, expiring through September 2021, issued under compensatory arrangements.

The aggregate intrinsic value in the table above represents the total intrinsic value (the difference between the Company's closing stock price on March 31, 2017 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders, had all option holders been able to, and in fact had, exercised their options on March 31, 2017.

Note 8.  Animal Health License Agreements:

Effective May 1, 2004, Washington University in St. Louis ("WU") and Bioptix entered into an Exclusive License Agreement ("WU License Agreement"), which grants Bioptix exclusive license and right to sublicense WU's technology (as defined under the WU License Agreement) for veterinary products worldwide, except where such products are prohibited under U.S. laws for export. The term of the WU License Agreement continues until the expiration of the last of WU's patents (as defined in the WU License Agreement) expire.  Bioptix has agreed to pay minimum annual royalties of $20,000 during the term of the WU License Agreement and such amounts are creditable against future royalties.  Royalties payable to WU under the WU License Agreement for covered product sales by Bioptix carry a mid-single digit royalty rate and for sublicense fees received by Bioptix carry a low double-digit royalty rate.  The WU License Agreement contains customary terms for confidentiality, prosecution and infringement provisions for licensed patents, publication rights, indemnification and insurance coverage.  The WU License Agreement is cancelable by Bioptix with ninety days advance notice at any time and by WU with sixty days advance notice if Bioptix materially breaches the WU License Agreement and fails to cure such breach.

In July 2012, the Company entered into an Exclusive License Agreement (the "License Agreement") with Ceva Santé Animale S.A. ("Licensee"), pursuant to which the Company granted the Licensee an exclusive royalty-bearing license, until December 31, 2028, to the Company's intellectual property and other assets, including patent rights and know-how, relating to recombinant single chain reproductive hormone technology for use in non-human mammals (the "Company's Animal Health Assets"). The License Agreement is subject to termination by the Licensee (a) for convenience on 180 days prior written notice, (b) in the Licensee's discretion in the event of a sale or other disposal of the Company's animal health assets, (c) in the Licensee's discretion upon a change in control of the Company, (d) for a material breach of the License Agreement by the Company, or (e) in the Licensee's discretion, if the Company becomes insolvent.  The License Agreement is also terminable by the Company if there is a material breach of the License Agreement by the Licensee, or if the Licensee challenges the Company's ownership of designated intellectual property.  The License Agreement includes a sublicense of the technology licensed to the Company by WU. Under the terms of the WU License Agreement, a portion of license fees and royalties Bioptix receives from sublicensing agreements will be paid to WU. The obligation for such license fees due to WU is included in accrued expenses at March 31, 2017.

Under the License Agreement, the Licensee obtained a worldwide exclusive license to develop, seek regulatory approval for and offer to sell, market, distribute, import and export luteinizing hormone ("LH") and/or follicle-stimulating hormone ("FSH") products for bovine (cattle), equine and swine in the field of the assistance and facilitation of reproduction in bovine, equine and swine animals.

Under the License Agreement, as of March 31, 2017, the following future milestone payments are provided, assuming future milestones are successfully achieved:

•	Milestone payments, totaling up to a potential of $1.1 million in the aggregate, based on the satisfactory conclusion of milestones as defined in the License Agreement;
•	Potential for milestone payments of up to an additional $2 million for development and receipt of regulatory approval for additional licensed products; and
•	Royalties, at low double digit rates, based on sales of licensed products.

Revenue recognition related to the License Agreement and WU License Agreement is based primarily on the Company's consideration of ASC 808-10-45, "Accounting for Collaborative Arrangements."  For financial reporting purposes, the license fees and milestone payments received from the License Agreement, net of the amounts due to third parties, including WU, have been recorded as deferred revenue and are amortized over the term of the License Agreement.  License fees and milestone revenue currently totaling a net of approximately $1,556,000 commenced being amortized into income upon the July 2012 date of milestone achievement. As of March 31, 2017, deferred revenue of $96,698 has been classified as a current liability and $1,041,141 has been classified as a long-term liability. The current liability represents the next twelve months' portion of the amortizable milestone revenue. During each of the three months ended March 31, 2017 and 2016, $24,175 was recorded as the amortized license fee revenue arising from the Ceva License Agreement.

A tabular summary of the revenue categories and cumulative amounts of revenue recognition associated with the License Agreement follows:

Category	Totals
License fees and milestone amounts paid / achieved	$1,920,000
Third party obligations recorded, including WU	(363,700)
Deferred revenue balance	1,556,300
Revenue amortization to March 31, 2017	(418,461)
Net deferred revenue balance at March 31, 2017	$1,137,839

Commencement of license fees revenue recognition	Upon signing or receipt
Commencement of milestone revenue recognition	Upon milestone achievement over then remaining life
Original amortization period	197 months

Note 9.  Commitments and contingencies:

Commitments:
The Company's subsidiary, BDI, has a lease commitment on its office and laboratory space that expires March 31, 2018 and requires future non-cancellable lease payments of approximately $233,000 for the remainder of 2017 and $78,000 in 2018.  The agreement requires monthly base rent of approximately $15,700 and common area maintenance costs are currently approximately $10,200 per month. Rent expense for the three months ended March 31, 2017 totaled approximately $87,000 which included short term facility rental expenses plus $80,000 in expense for the subsidiary's office and laboratory space. The Company had no rent expense for the three months ended 2016. Subsequent to March 31, 2017, an agreement with the subsidiary's landlord was reached to terminate the lease with a prepayment of rent through July 31, 2017 and surrender of the $37,000 lease deposit.
As of March 31, 2017, the Company has employment agreements with three officers providing aggregate annual minimum commitments totaling approximately $900,000.  The agreements contain customary confidentiality and benefit provisions.
Contingencies:

In the ordinary course of business and in the general industry in which the Company is engaged, it is not atypical to periodically receive a third party communication which may be in the form of a notice, threat, or "cease and desist" letter concerning certain activities.  For example, this can occur in the context of the Company's pursuit of intellectual property rights.  This can also occur in the context of operations such as the using, making, having made, selling, and offering to sell products and services, and in other contexts.  The Company makes rational assessments of each situation on a case-by-case basis as such may arise.  The Company periodically evaluates its options for trademark positions and considers a full spectrum of alternatives for trademark protection and product branding.

We are currently not a party to any legal proceedings, the adverse outcome of which would, in our management's opinion, have a material adverse effect on our business, financial condition and results of operations.

Management's Discussion and Analysis of Financial Condition and Results of Operation
For the year ended December 31, 2016

Management's plans and basis of presentation

The Company has experienced recurring losses and negative cash flows from operations.  At December 31, 2016, the Company had approximate balances of cash and liquid investments of $13,037,000, working capital of $12,688,000, total stockholders' equity of $14,920,000 and an accumulated deficit of $109,855,000. To date, the Company has in large part relied on equity financing to fund its operations.

The Company expects to continue to incur losses from operations for the near-term and these losses could be significant as professional and other associated expenses in connection with possible strategic considerations, evaluations and transactions, wind-down of the operations of the Company's subsidiary BDI occur, and public company and administrative related expenses are incurred. The Company believes that its current working capital position will be sufficient to meet its currently estimated cash needs through the first quarter of 2018, subject to any possible strategic transactions. The Company continues to explore obtaining additional financing.  The Company is closely monitoring its cash balances, cash needs and expense levels.

Management's strategic plans include the following:

•	exploring other possible strategic options and financing opportunities available to the Company;
•	evaluating options to monetize, partner or license the Company's assets, including the appendicitis product portfolio; and;
•	continuing to implement cost control initiatives to conserve cash.

As part of the Company's process to identify possible strategic partners, several targets were identified that the Company assessed as possibly having a business model that could be interested in discussions with Bioptix for possibly acquiring or licensing the appendicitis assets. Bioptix has made initial contact with several of these parties to gauge their interest level, which initially is more focused on the APPY2 development assets. While management believes that the estimated potential market for an appendicitis test continues to be significant, to date Bioptix has been unable to locate a new strategic target, a partner or other third-party interested in advancing development and commercial activities of the Bioptix appendicitis portfolio.  The capitalized costs on the Company's balance sheet, totaling approximately $508,000, as of December 31, 2015 for the acute appendicitis patents have been deemed 100% impaired as of December 31, 2016.

Results of Operations

Comparative Results for the Year Ended December 31, 2016 and 2015

Sales and Cost of Sales

No sales were recorded for the year ended December 31, 2016 as compared to $101,000 in the 2015 period. Sales in 2015 related to sales of the APPY1 System products which were made to customers for initial stocking orders in the EU under commercial development agreements. Three European-based distributors accounted for 100% of the 2015 sales, and individually represented 52%, 26% and 22%, respectively, of such sales.

No cost of sales were incurred for the year ended December 31, 2016, compared to $31,000 in the 2015 period, related to sales of the APPY1 System products. As a percentage of sales, gross profit was 70% in the 2015 period.

In July 2012, the Company entered into an Exclusive License Agreement with Ceva Santé Animale S.A. under which the Company granted the licensee an exclusive royalty-bearing license to the Company's intellectual property and other assets, including patent rights and know-how, relating to recombinant single chain reproductive hormone technology for use in non-human mammals (Company's Animal Health Assets).  The net total payments received under this agreement were recorded as deferred revenue and are being recognized as revenue over future periods.    During each of the years ended December 31, 2016 and 2015, $97,000 of such license payments was recognized as revenue.

Selling, General and Administrative Expenses

Selling, general and administrative expenses in the year ended December 31, 2016, totaled $4,428,000, which was a $2,329,000 or 34% decrease as compared to the 2015 period. The decrease resulted from the early 2016 termination of appendicitis related activities, combined with the facility sale in February 2016, which subsequently reduced expenses related to ownership and operation of the facility. Compensation, benefits and stock based compensation was reduced by $1,067,000 in 2016, primarily associated with the termination of employees from the appendicitis activities. General operating expenses were reduced by approximately $353,000 for the period following the sale of the facility and strategic and legal expenses were reduced by $705,000 in 2016 as compared to 2015, due to less activity on those matters.

Research and Development

Research and development expenses in the year ended December 31, 2016 totaled $861,000, which is a $1,298,000 or 60% decrease as compared to the 2015 period.  The decrease was due primarily to the termination of appendicitis related activities in 2016 resulting in a $991,000 reduction in compensation, benefits and stock based related expenses and a $498,000 reduction in direct clinical and regulatory development related expenses, net of an increase of $335,000 in patent amortization and impairment expenses .

Other Income and Expense

In 2016, the Company sold its corporate headquarters, land, building and certain fixtures and equipment to a third party at a purchase price of $4,053,000. The sale resulted in a gain of approximately $1,943,000 and generated approximately $1,809,000 in net cash after expenses and mortgage payoffs.

Interest expense for the year ended December 31, 2016, decreased to $30,000 compared to $99,000 in the 2015 period as a result of the lower average debt levels following the sale of the facility in early 2016. For the year ended December 31, 2016, the Company recorded investment income of approximately $122,000 compared to $82,000 in the 2015 period.

Income Taxes

No income tax benefit was recorded on the loss for the year ended December 31, 2016, as management of the Company was unable to determine that it was more likely than not that such benefit would be realized. At December 31, 2016, the Company had a net operating loss carry forwards for income tax purposes of approximately $109 million, expiring through 2035. As of December 31, 2016, the Company's subsidiary has net operating loss carry forwards of approximately $22 million for federal and state tax purposes, which are available to offset future taxable income, if any, expiring through 2035. As of December 31, 2016, the Company's subsidiary has a capital loss carry forward of approximately $1.1 million for federal and state tax purposes, which are available to offset future capital gains, if any, expiring through December 2020. Utilization of the subsidiaries' net operating losses are subject to certain limitations under Section 382 of the Internal Revenue Coe of 1986, as amended, and other limitations under state tax laws.

Liquidity and Capital Resources

At December 31, 2016, the Company had working capital of $12,688,000, which included cash, cash equivalents and short-term investments of $13,037,000.  The Company reported a net loss of $4,273,000 during the year ended December 31, 2016, which included $1,320,000 in non-cash expenses including, stock-based compensation totaling $546,000, depreciation and amortization totaling $239,000 and patent impairments of $535,000.  These amounts were net of the gain on sale of the facility of $1,943,000 and amortization of deferred revenue totaling $97,000.

Effective January 14, 2017, we adopted a plan to exit the Company's subsidiary BDI's business and commenced a significant reduction in the workforce. The decision to adopt this plan was made following an evaluation by the Company's Board of Directors in January 2017, of the estimated results of operations projected during the near to mid-term period for BDI, including consideration of product development required and updated sales forecasts, and estimated additional cash resources required.  We are reviewing possible strategic alternatives relative to the business to maximize shareholder value. The Company's continuing evaluation following adoption of the plan, estimates that it will incur charges to operations in early 2017 of approximately, $2.7 million, consisting of 1) write-down of tangible and intangible assets estimated at approximately $2.2 million, and 2) wind-down, severance and transaction expenses estimated at approximately $500,000 .

Currently, the Company is focused on pursuit of a strategic transaction with a new partner following adoption of the plan to exit the BDI business. Bioptix is also attempting to locate a partner or partners for the BDI business or assets, and locating a partner or other third-party interested in advancing development and or commercial activities of the Bioptix appendicitis portfolio.  We also continue the relationship with Ceva Santé Animale S.A. as they advance on developing the Company's licensed animal health assets.

We expect to continue to incur losses from operations for the near-term and these losses could be significant as we incur professional and other associated expenses in connection with exiting the BDI business, strategic evaluation expenses, appendicitis portfolio related expenses, and public company and administrative related expenses. We believe that our current working capital position will be sufficient to meet our estimated cash needs through the first quarter of 2018, subject to any possible strategic transactions. We may pursue potential additional financing opportunities; however, there can be no assurance that we will be able to obtain sufficient additional financing on terms acceptable to us, if at all.   We are closely monitoring our cash balances, cash needs and expense levels. The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that might result in our possible inability to continue as a going concern.

In July 2012, the Company entered into an exclusive license agreement with Ceva Santé Animale S.A., under which the Company granted the licensee an exclusive royalty-bearing license, until December 31, 2028, to the Company's intellectual property and other assets, including patent rights and know-how, relating to recombinant single chain reproductive hormone technology for use in non-human mammals (the "Company's Animal Health Assets"). The license agreement is subject to termination by the licensee (a) for convenience on 180 days prior written notice, (b) in the licensee's discretion in the event of a sale or other disposal of the Company's animal health assets, (c) in the licensee's discretion upon a change in control of the Company, (d) for a material breach of the license agreement by the Company, or (e) in the licensee's discretion, if the Company becomes insolvent.  The license agreement is also terminable by the Company if there is a material breach of the license agreement by the licensee, or if the licensee challenges the Company's ownership of designated intellectual property. The license agreement includes a sublicense of the technology licensed to the Company by WU. Under the terms of the WU license agreement, a portion of license fees and royalties Bioptix receives from sublicensing agreements will be paid to WU. The obligation for such license fees due to WU is included in accrued expenses at December 31, 2016.

Under the License Agreement as of December 31, 2016, the following future milestone payments are provided, assuming future milestones are successfully achieved:

•	Milestone payments, totaling up to a potential of $1.1 million in the aggregate, based on the satisfactory conclusion of milestones as defined in the License Agreement;
•	Potential for milestone payments of up to an additional $2 million for development and receipt of regulatory approval for additional licensed products; and
•	Royalties, at low double digit rates, based on sales of licensed products.

The Company periodically enters into generally short-term consulting and development agreements. Such commitments at any point in time may be significant but the agreements typically contain cancellation provisions.

Prior to the February 2016 sale of our corporate headquarters, we had a permanent mortgage on our land and building that was refinanced in May 2013. The mortgage was held by a commercial bank and included a portion guaranteed by the U. S. Small Business Administration. The loan was collateralized by the real property and the SBA portion was also personally guaranteed by a former officer of the Company. The commercial bank loan terms included a payment schedule based on a fifteen year amortization, with a balloon maturity at five years. The commercial bank portion had an interest rate fixed at 3.95%, and the SBA portion bore interest at the rate of 5.86%. The commercial bank portion of the loan required total monthly payments of approximately $11,700, which included approximately $4,000 per month in interest. The SBA portion of the loan required total monthly payments of approximately $9,000 through July 2023, which included approximately $3,500 per month in interest and fees in 2015.

On February 25, 2016, we completed the sale of our corporate headquarters, land and building, to a third party at a purchase price of $4,053,000.  The sale generated approximately $1.8 million in net cash after expenses and payoff of the mortgages described above. As part of the sale, we leased back space in the building under a month-to-month lease that provides storage space.

Due to market conditions potentially affecting all industries and the economy as a whole, management has placed increased emphasis on monitoring the risks associated with the current environment, particularly the investment parameters of the short term investments, the recoverability of current assets, the fair value of assets, and the Company's liquidity. At this point in time, there has not been a material impact on the Company's assets and liquidity. Management will continue to monitor the risks associated with the current environment and their impact on the Company's results.

Operating Activities

Net cash consumed by operating activities was $5,520,000, consisting of $4,447,000 from continuing operations and $1,072,000 from discontinued operations during the year ended December 31, 2016. Cash was consumed from continuing operations by the loss of $3,158,000, less non-cash expenses of $1,320,000 for stock-based compensation, depreciation and amortization, and impairment of patent costs, offset by the gain on sale of property and equipment of $1,943,000 and amortization of license fees totaling $97,000. Decreases in prepaid and other current assets of $310,000 provided cash, primarily related to routine changes in operating activities.  There was a $734,000 decrease in accounts payable and accrued expenses in the year ended December 31, 2016, primarily due to the payment of 2015 accrued incentives in early 2016, and a reduction in overall expenses due to the wind-down of the appendicitis activities.

Net cash consumed by operating activities was $6,869,000 during the year ended December 31, 2015. Cash was consumed by the loss of $8,758,000, less net non-cash expenses of $1,143,000 for stock-based compensation and depreciation and amortization totaling $254,000, patent impairments of $188,000, offset by the amortization of license fee totaling $97,000 and gain from sale of equipment totaling $8,000.  Increases in prepaid and other current assets of $388,000 used cash, primarily related to routine changes in operating activities.  There was an $180,000 increase in accounts payable and accrued expenses in the year ended December 31, 2015, primarily due to strategic evaluations activities.  Accrued compensation decreased by $160,000, primarily due to reduction in staff.

Investing Activities

Net cash inflows from investing activities provided $9,348,000 consisting of $9,367,000 from continuing operations and a cash outflow of $19,000 from discontinued operations during the year ended December 31, 2016. Sales of marketable securities investments totaled approximately $24,489,000 and marketable securities purchased totaled approximately $16,876,000. A $26,000 use of cash was attributable to additional costs incurred from patent filings.  The sale of the land, building and assets generated approximately $1,809,000 in cash. As part of the BDI acquisition $17,000 in cash was acquired. During late 2016, the remaining minority interest in BDI was acquired for $29,000.

Net cash inflows from investing activities provided $5,795,000 during the year ended December 31, 2015. Sales of marketable securities investments totaled approximately $33,057,000 and marketable securities purchased totaled approximately $27,178,000.  A $92,000 use of cash was attributable to additional costs incurred from patent filings.  Proceeds from sale of equipment totaled $8,000.

Financing Activities

Net cash outflows from financing activities consumed $311,000 during the year ended December 31, 2016 for scheduled payments under the Company's debt agreements.

Net cash outflows from financing activities consumed $454,000 during the year ended December 31, 2015 for scheduled payments under the Company's debt agreements.

Critical Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions about future events that affect the amounts reported in the financial statements and accompanying notes. Future events and their effects cannot be determined with absolute certainty. Therefore, the determination of estimates requires the exercise of judgment. Actual results inevitably will differ from those estimates, and such differences may be material to the financial statements. The most significant accounting estimates inherent in the preparation of our financial statements include estimates associated with revenue recognition, impairment analysis of intangibles and stock-based compensation.

The Company's financial position, results of operations and cash flows are impacted by the accounting policies the Company has adopted. In order to get a full understanding of the Company's financial statements, one must have a clear understanding of the accounting policies employed. A summary of the Company's critical accounting policies follows:

Investments:   The Company invests excess cash from time to time in highly liquid debt and equity securities of highly rated entities which are classified as trading securities. Such amounts are recorded at market and are generally classified as current, as the Company does not intend to hold the investments beyond twelve months. Such excess funds are invested under the Company's investment policy but an unexpected decline or loss could have an adverse and material effect on the carrying value, recoverability or investment returns of such investments. Our Board has approved an investment policy covering the investment parameters to be followed with the primary goals being the safety of principal amounts and maintaining liquidity of the fund. The policy provides for minimum investment rating requirements as well as limitations on investment duration and concentrations.

Intangible Assets:   Intangible assets primarily represent legal costs and filings associated with obtaining patents on the Company's new discoveries.  The Company amortizes these costs over the shorter of the legal life of the patent or its estimated economic life using the straight-line method.  The Company tests intangible assets with finite lives upon significant changes in the Company's business environment. The testing resulted in approximately $535,000 and $188,000 of net patent impairment charges during the years ended December 31, 2016 and 2015, respectively.

Long-Lived Assets:   The Company records property and equipment at cost. Depreciation of the assets is recorded on the straight-line basis over the estimated useful lives of the assets. Dispositions of property and equipment are recorded in the period of disposition and any resulting gains or losses are charged to income or expense when the disposal occurs. The Company reviews for impairment whenever there is an indication of impairment.  The analysis resulted in no impairment charges being recorded to date.

Business Combinations:  The Company applies the provisions of ASC 805 in the accounting for acquisitions. ASC 805 requires us to recognize separately from goodwill the assets acquired and the liabilities assumed at their acquisition date fair values. Goodwill as of the acquisition date is measured as the excess of consideration transferred over the net of the acquisition date fair values of the assets acquired and the liabilities assumed. While we use our best estimates and assumptions to accurately apply preliminary value to assets acquired and liabilities assumed at the acquisition date as well as contingent consideration, where applicable, these estimates are inherently uncertain and subject to refinement. As a result, during the measurement period, which may be up to one year from the acquisition date, we record adjustments to the assets acquired and liabilities assumed with the corresponding offset to goodwill. Upon the conclusion of the measurement period or final determination of the values of the assets acquired or liabilities assumed, whichever comes first, any subsequent adjustments are recorded in our Consolidated Statements of Operations. Accounting for business combinations requires management to make significant estimates and assumptions, especially at the acquisition date, including estimates for intangible assets, contractual obligations assumed, restructuring liabilities, pre-acquisition contingencies, and contingent consideration, where applicable. Although we believe the assumptions and estimates we have made have been reasonable and appropriate, they are based in part on historical experience and information obtained from management of the acquired companies and are inherently uncertain. Critical estimates in valuing certain of the intangible assets we have acquired include: future expected cash flows from product sales; customer contracts and acquired technologies; expected costs to develop in-process research and development into commercially viable products and estimated cash flows from the projects when completed; and discount rates. Unanticipated events and circumstances may occur that may affect the accuracy or validity of such assumptions, estimates, or actual results.

Revenue Recognition:  The Company's revenues are recognized when products are shipped or delivered to unaffiliated customers. The Securities and Exchange Commission's Staff Accounting Bulletin (SAB) No. 104, provides guidance on the application of generally accepted accounting principles to select revenue recognition issues. The Company has concluded that its revenue recognition policy is appropriate and in accordance with SAB No. 104. Revenue is recognized under sales, license and distribution agreements only after the following criteria are met: (i) there exists adequate evidence of the transactions; (ii) delivery of goods has occurred or services have been rendered; and (iii) the price is not contingent on future activity and (iv) collectability is reasonably assured.

Stock-based Compensation:   ASC 718, Share-Based Payment, defines the fair-value-based method of accounting for stock-based employee compensation plans and transactions used by the Company to account for its issuances of equity instruments to record compensation cost for stock-based employee compensation plans at fair value as well as to acquire goods or services from non-employees. Transactions in which the Company issues stock-based compensation to employees, directors and consultants and for goods or services received from non-employees are accounted for based on the fair value of the equity instruments issued. The Company utilizes pricing models in determining the fair values of options and warrants issued as stock-based compensation. These pricing models utilize the market price of the Company's common stock and the exercise price of the option or warrant, as well as time value and volatility factors underlying the positions.

Recently issued and adopted accounting pronouncements: The Company continually assesses any new accounting pronouncements to determine their applicability. When it is determined that a new accounting pronouncement affects the Company's financial reporting, the Company undertakes a study to determine the consequences of the change to its financial statements and assures that there are proper controls in place to ascertain that the Company's financial statements properly reflect the change.

We have considered recently issued accounting pronouncements and do not believe the adoption of such pronouncements will have a material impact on our consolidated financial statements.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements.

For the quarter ended March 31, 2017

Management's plans and basis of presentation

The Company has experienced recurring losses and negative cash flows from operations.  At March 31, 2017, the Company had approximate balances of cash and cash equivalents of $11,982,000, working capital of $11,466,000, total stockholders' equity of $11,406,000 and an accumulated deficit of $114,209,000. To date, the Company has in large part relied on equity financing to fund its operations. The Company expects to continue to incur losses from operations for the near-term and these losses could be significant as we incur costs and expenses associated with the exit of the BDI operations and public company and administrative related expenses are incurred. The Company believes that its current working capital position will be sufficient to meet its estimated cash needs for at least a year and a day from this filing.  The Company is closely monitoring its cash balances, cash needs and expense levels.

Effective January 14, 2017, we adopted a plan to exit the business of BDI and commenced a significant reduction in the workforce. The decision to adopt this plan was made following an evaluation by the Company's Board of Directors in January 2017, of the estimated results of operations projected during the near to mid-term period for BDI, including consideration of product development required and updated sales forecasts, and estimated additional cash resources required.  We are reviewing possible strategic alternatives relative to the business to maximize shareholder value.
Management's strategic plans include the following:
•	exploring other possible strategic options and financing opportunities available to the Company;
•	evaluating options to monetize, partner or license the Company's assets, including appendicitis product portfolio; and;
•	continuing to implement cost control initiatives to conserve cash.

NASDAQ listing

On April 10, 2017, the Company was notified by The NASDAQ Stock Market, LLC of its failure to comply with Nasdaq Listing Rule 5605 (the "Rule") which requires that the Company's audit committee be comprised of at least three independent directors, as defined under the Rule. The notice has no immediate effect on the listing or trading of the Company's common stock on The NASDAQ Capital Market and, at this time, the common stock will continue to trade on The NASDAQ Capital Market under the symbol "BIOP".

Results of Operations

Comparative Results for the Three Months Ended March 31, 2017 and 2016

During the three month periods ended March 31, 2017 and 2016, $24,000 in each period, of license payments under the License Agreement was recognized as revenue.

Selling, general and administrative expenses in the three months ended March 31, 2017 totaled $1,035,000, which is approximately $5,000, or 0.5%, increase as compared to the 2016 period. Stock based compensation increased by approximately $85,000 for the three months ended March 31, 2017 as compared to the 2016 period due to additional rights being granted.  Compensation related expense increased by $108,000 due primarily to retention bonuses. Accounting and auditing fees increased by approximately $95,000 in connection with a change in auditors. A decrease of approximately $295,000 in strategic evaluation expenses in 2017 as compared to the 2016 period, was due to the termination in late 2016 of the strategic evaluation process.  Commercialization, marketing and compensation related expenses decreased by approximately $42,000 in the 2017 period as the Company finished winding down APPY1 commercialization activities in 2016. A decrease of approximately $63,000 in general operating expenses in 2017 following the sale of the facility in early 2016.

Research and development expenses in the three months ended March 31, 2017 totaled $18,000, which is approximately a $355,000, or 95%, decrease as compared to the 2016 period. This decrease resulted from the wind down activities of development and manufacturing activities from our previous area of focus, the APPY1 Test, in 2016.

Interest expense for the three months ended March 31, 2017, decreased to $5,000 compared to $26,000 in the 2016 period due to the payoff of mortgage debt obligations with the sale of the building in early 2016.  For the three months ended March 31, 2017, the Company recorded investment income of approximately $26,000 compared to investment income of $44,000 in the 2016 period, generally due to lower average invested balances.

On February 25, 2016, the Company completed the sale of its corporate headquarters, land, building and certain fixtures and equipment to a third party at a purchase price of $4,053,000. The sale resulted in a gain of approximately $1,919,000 and generated approximately $1,749,000 in net cash after expenses and mortgage payoffs. The Company is leasing back space in the building under short term lease agreements that provide office and storage space required for its current level of operations.

No income tax benefit was recorded on the net loss for the three months ended March 31, 2017 and 2016, as management was unable to determine that it was more likely than not that such benefit would be realized.

Liquidity and Capital Resources

At March 31, 2017, we had working capital of $11,466,000, which included cash and cash equivalents of $11,982,000.  We reported a net loss of $4,354,000, consisting of a net loss from continuing operations of $1,007,000 and a net loss from discontinued operations of $3,347,000, during the three months ended March 31, 2017.  The net loss from continuing operations included $129,000 in non-cash items consisting of stock-based compensation totaling $133,000, depreciation, amortization and non-cash charges totaling $20,000, net of amortization of license fees totaling $24,000.

In March 2017 we entered into private placement agreements, under which we received gross proceeds before offering expenses of $1,000,000 from the sale of 400,000 shares of common stock, including the issuance of 400,000 warrants. An additional $1,250,000 in proceeds from the common stock offering is held in escrow which may be released pending satisfaction of escrow conditions, which are outside the control of the Company.

In March 2017, the Company also closed on a convertible note financing with certain accredited investors with gross proceeds totaling $4,750,000. The convertible note financing proceeds are in escrow pending successful completion of release conditions.

We expect to continue to incur losses from operations for the near-term and these losses could be significant as we incur costs and expenses associated with the exit of the BDI operations and public company and administrative related expenses are incurred. We believe that our current working capital position will be sufficient to meet our estimated cash needs for at least a year and a day from this filing. We may pursue potential additional financing opportunities.  However, there can be no assurance that we will be able to obtain sufficient additional financing on terms acceptable to us, if at all.   We are closely monitoring our cash balances, cash needs and expense levels. The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that might result in our possible inability to continue as a going concern.

In July 2012, we entered into an exclusive license agreement (the "License Agreement") with Ceva Santé Animale S.A. ("Licensee"), pursuant to which we granted the Licensee an exclusive royalty-bearing license, until December 31, 2028, to our intellectual property and other assets, including patent rights and know-how, relating to recombinant single chain reproductive hormone technology for use in non-human mammals (the "Company's Animal Health Assets"). The License Agreement is subject to termination by the Licensee (a) for convenience on 180 days prior written notice, (b) in the Licensee's discretion in the event of a sale or other disposal of the Company's Animal Health Assets, (c) in the Licensee's discretion upon a change in control of the Company, (d) for a material breach of the License Agreement by us, or (e) in the Licensee's discretion, if we become insolvent.  The License Agreement is also terminable by us if there is a material breach of the License Agreement by the Licensee, or if the Licensee challenges our ownership of designated intellectual property. The License Agreement includes a sublicense of the technology licensed to the Company by Washington University in St. Louis ("WU"). Under the terms of an exclusive license agreement ("WU License Agreement"), a portion of license fees and royalties we receive from sublicensing agreements will be paid to WU. The obligation for such license fees due to WU is included in accrued expenses at March 31, 2017.

Under the License Agreement, as of March 31, 2017, the following future milestone payments are provided, assuming future milestones are successfully achieved:

•	Milestone payments, totaling up to a potential of $1.1 million in the aggregate, based on the satisfactory conclusion of milestones as defined in the License Agreement;
•	Potential for milestone payments of up to an additional $2 million for development and receipt of regulatory approval for additional licensed products; and
•	Royalties, at low double digit rates, based on sales of licensed products.

The Company periodically enters into generally short-term consulting agreements, which at this time are primarily for assistance with our strategic evaluations.  Such commitments at any point in time may be significant but the agreements typically contain cancellation provisions.

Prior to the February 2016 sale of its corporate headquarters, the Company had a permanent mortgage on its land and building that was refinanced in May 2013. The mortgage was held by a commercial bank and included a portion guaranteed by the U. S. Small Business Administration ("SBA"). The loan was collateralized by the real property and the SBA portion was also personally guaranteed by a former officer of the Company. The commercial bank loan terms included a payment schedule based on a fifteen year amortization, with a balloon maturity at five years. The commercial bank portion had an interest rate fixed at 3.95%, and the SBA portion bore interest at the rate of 5.86%. The commercial bank portion of the loan required total monthly payments of approximately $11,700, which included approximately $4,500 per month in interest. The SBA portion of the loan required total monthly payments of approximately $9,000 through July 2023, which included approximately $3,500 per month in interest and fees in 2016.

On February 25, 2016, the Company completed the sale of its corporate headquarters, land, building and certain fixtures and equipment to a third party at a purchase price of $4,053,000. The sale resulted in a gain of approximately $1,919,000 and generated approximately $1,749,000 in net cash after expenses and mortgage payoffs. The Company is leasing back space in the building under a short-term lease agreement that provide storage space.

Due to recent market events that have adversely affected all industries and the economy as a whole, management has placed increased emphasis on monitoring the risks associated with the current environment, particularly the investment parameters of the short-term investments, the recoverability of current assets, the fair value of assets, and the Company's liquidity. At this point in time, there has not been a material impact on the Company's assets and liquidity. Management will continue to monitor the risks associated with the current environment and their impact on the Company's results.

Operating Activities

Net cash consumed by operating activities was $1,664,000, consisting of $1,002,000 from continuing operations and $662,000 from discontinued operations during the three months ended March 31, 2017. Cash was consumed from continuing operations by the loss of $1,007,000, less non-cash items of $129,000 consisting of stock-based compensation totaling $133,000, depreciation, amortization and non-cash charges totaling $20,000, net of amortization of license fees totaling $24,000. Increases in prepaid and other current assets of $63,000 used cash, primarily related to routine changes in operating activities.  There was a net $190,000 decrease in accounts payable and accrued expenses in the three months ended March 31, 2017, primarily due to the payment of 2016 litigation settlement in early 2017.

Net cash consumed by operating activities was $1,903,000 during the three months ended March 31, 2016. Cash was generated by a net income of $560,000, less non-cash expenses of $201,000 for stock-based compensation, depreciation and amortization, and impairment of patent costs, offset by the gain on sale of property and equipment of $1,919,000 and amortization of license fees totaling $24,000. Decreases in prepaid and other current assets of $69,000 provided cash, primarily related to routine changes in operating activities.  There was a $789,000 decrease in accounts payable and accrued expenses in the three months ended March 31, 2016, primarily due to the payment of 2015 accrued incentives in early 2016, and a reduction in overall expenses due to the wind down of activities for our previous area of focus, the APPY1 Test.

Investing Activities

Net cash inflows from investing activities provided cash of $7,493,000, consisting of $7,495,000 from continuing operations and a cash outflow of $2,000 from discontinued operations during the three months ended March 31, 2017. Sales of marketable securities investments totaling approximately $7,507,000 provided cash.  A $12,000 use of cash was attributable to additional costs incurred from patent filings.

Net cash inflows from investing activities provided $3,849,000 during the three months ended March 31, 2016. Sales of marketable securities investments totaling approximately $9,649,000 provided cash net of marketable securities purchased totaling approximately $7,538,000.  An $11,000 use of cash was attributable to additional costs incurred from patent filings.  The sale of the land, building and assets generated approximately $1,749,000 in cash.

Financing Activities

Net cash inflows from financing activities provided $623,000 during the three months ended March 31, 2017 consisting of $706,000 from the sale of common stock and warrants net of $83,000 in scheduled payments under debt agreements.

Net cash outflows from financing activities consumed $117,000 during the three months ended March 31, 2016 in scheduled payments under debt agreements.

Critical Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions about future events that affect the amounts reported in the financial statements and accompanying notes. Future events and their effects cannot be determined with absolute certainty. Therefore, the determination of estimates requires the exercise of judgment. Actual results inevitably will differ from those estimates, and such differences may be material to the financial statements. The most significant accounting estimates inherent in the preparation of our financial statements include estimates associated with revenue recognition, impairment analysis of intangibles and stock-based compensation.

The Company's financial position, results of operations and cash flows are impacted by the accounting policies the Company has adopted. In order to get a full understanding of the Company's financial statements, one must have a clear understanding of the accounting policies employed. A summary of the Company's critical accounting policies follows:

Investments:   The Company invests excess cash from time to time in highly liquid debt and equity securities of highly rated entities which are classified as trading securities. Such amounts are recorded at market and are generally classified as current, as the Company does not intend to hold the investments beyond twelve months. Such excess funds are invested under the Company's investment policy but an unexpected decline or loss could have an adverse and material effect on the carrying value, recoverability or investment returns of such investments. Our Board has approved an investment policy covering the investment parameters to be followed with the primary goals being the safety of principal amounts and maintaining liquidity of the fund. The policy provides for minimum investment rating requirements as well as limitations on investment duration and concentrations.

Intangible Assets:   Intangible assets primarily represent legal costs and filings associated with obtaining patents on the Company's new discoveries.  The Company amortizes these costs over the shorter of the legal life of the patent or its estimated economic life using the straight-line method.  The Company tests intangible assets with finite lives upon significant changes in the Company's business environment. The testing resulted in no patent impairment charges written off during the three month period ended March 31, 2017 and $134,000 net patent impairment charges written off during the three months ended March 31, 2016..

Long-Lived Assets:   The Company records property and equipment at cost. Depreciation of the assets is recorded on the straight-line basis over the estimated useful lives of the assets. Dispositions of property and equipment are recorded in the period of disposition and any resulting gains or losses are charged to income or expense when the disposal occurs. The Company reviews for impairment whenever there is an indication of impairment.

Revenue Recognition:  The Company's revenues are recognized when products are shipped or delivered to unaffiliated customers. The Securities and Exchange Commission's Staff Accounting Bulletin (SAB) No. 104 provides guidance on the application of GAAP to select revenue recognition issues. The Company has concluded that its revenue recognition policy is appropriate and in accordance with SAB No. 104. Revenue is recognized under sales, license and distribution agreements only after the following criteria are met: (i) there exists adequate evidence of the transactions; (ii) delivery of goods has occurred or services have been rendered; and (iii) the price is not contingent on future activity; and (iv) collectability is reasonably assured.

Stock-based Compensation:   ASC 718, Share-Based Payment, defines the fair-value-based method of accounting for stock-based employee compensation plans and transactions used by the Company to account for its issuances of equity instruments to record compensation cost for stock-based employee compensation plans at fair value as well as to acquire goods or services from non-employees. Transactions in which the Company issues stock-based compensation to employees, directors and consultants and for goods or services received from non-employees are accounted for based on the fair value of the equity instruments issued. The Company utilizes pricing models in determining the fair values of options and warrants issued as stock-based compensation. These pricing models utilize the market price of the Company's common stock and the exercise price of the option or warrant, as well as time value and volatility factors underlying the positions.

Recently issued and adopted accounting pronouncements: The Company has evaluated all recently issued accounting pronouncements and believes such pronouncements do not have a material effect on the Company's financial statements.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Quantitative and Qualitative Disclosures About Market Risk

None.

Principal Accountants

Representatives of the principal accountants for the current year and most recently completed fiscal year are not expected to be present at the Meeting, but will have the opportunity to make a statement if they desire to do so and will be available to respond to questions.

Bioptix, Inc. and Subsidiary
Consolidated Condensed Pro Forma Information

The following pro forma summary financial data as of March 31, 2017, have been derived from our unaudited consolidated financial statements included with this prospectus. You should read this data together with our historical financial statements and the related notes included elsewhere in this prospectus. The summary pro forma financial data in this section is based upon the information and assumptions noted below and are not intended to replace our financial statements and related notes appearing in this prospectus.
	As of March 31, 2017
Balance Sheet Data:	Actual	Adjustments	Pro Forma

Cash and cash equivalents	$11,982,000	$6,000,000	$17,982,000
Total assets	13,322,000	6,000,000	19,322,000

Current liabilities	871,000	—	871,000
Total liabilities	1,916,000	—	1,916,000

Total stockholders' equity	$11,406,000	$6,000,000	$17,406,000

Total Common Shares issued	5,410,000	1,900,000	7,310,000

The unaudited information above as of March 31, 2017, presents on a pro forma basis the effect of the March 2017 transactions described below, as if they had successfully completed the release conditions and the escrows were released, as of March 31, 2017.

Adjustment 1 – In March 2017 the Company completed a private placement of 500,000 common stock units, with each unit consisting of one share of common stock and one warrant to purchase one share of the Company's common stock, for a total investment of $1,250,000, being held in escrow, subject to release conditions.  Subsequent to March 31, 2017, the investors and the Company agreed to release the securities and cash from escrow, resulting in proceeds of $1,250,000 being received by the Company and 500,000 common shares and 500,000 warrants being released to the investors.

Adjustment 2 – In March 2017 the Company completed a $4,750,000 private placement of convertible note units at a price of $2.50 per unit, with each unit consisting of the right to convert into one share of common stock at $2.50 per share (1,900,000 total common share rights) and one warrant to purchase one share of the Company's common stock at an exercise price of $3.56.  The proceeds, convertible notes and warrants are being held in escrow, subject to release conditions.  The release conditions include approval of the private placement, among other items, by the Company's shareholders and attainment of specified release conditions or waiver of such conditions by the lead investor on behalf of the investors. Assuming shareholder approval is obtained and release conditions are attained or waived by the investors, the securities and cash would be released from escrow, resulting in proceeds of $4,750,000 being received by the Company and convertible notes for the right to 1,900,000 common shares and 1,900,000 warrants being released to the investors. The pro forma presentation assumes the escrowed securities are released and thereupon the convertible notes are converted into common shares. Under the terms of the private placement agreements, such release and conversion are subject to terms and conditions, including shareholder approval of the offering and conversion of the notes into common shares as provided in the notes, all subject to terms, restrictions and limitations as provided in the agreements.  The release conditions are outside of the control of the Company. If the release conditions are not attained or waived by the termination date of the escrow agreement, the proceeds will be returned to the investors and the convertible notes and warrants returned to the Company.

OTHER MATTERS

Management and the Board of Directors of the Company know of no matters to be brought before the Meeting other than as set forth herein.  However, if any such other matters properly are presented to the shareholders for action at the Meeting and any adjournments or postponements thereof, it is the intention of the proxy holder named in the enclosed proxy to vote in his discretion on all matters on which the shares represented by such proxy are entitled to vote.

BY ORDER OF THE BOARD OF DIRECTORS OF BIOPTIX, INC. /s/ Michael M. Beeghley Michael M. Beeghley, Chair of the Board of Directors

APPENDIX A

ARTICLES OF INCORPORATION

OF

BIOPTIX, INC.,

 A Nevada Corporation
ARTICLE I

 NAME
        The name of the corporation is Bioptix, Inc. (the "Corporation").
ARTICLE II

 RESIDENT AGENT AND REGISTERED OFFICE
        The name and address of the Corporation's resident agent for service of process is National Registered Agents, Inc. of NV, 311 S. Division Street, Carson City, NV 89703.

ARTICLE III

 CAPITAL STOCK
        3.01    Authorized Capital Stock.    The total number of shares of stock this Corporation is authorized to issue shall be sixty million (60,000,000) [1] shares. This stock shall be divided into two classes to be designated as "Common Stock" and "Preferred Stock."
        3.02    Common Stock.    The total number of authorized shares of common stock shall be sixty million (60,000,000) [2] shares with no par value per share.
        3.03    Preferred Stock.    The total number of authorized shares of Preferred Stock shall be fifteen million (15,000,000) [3] shares with no par value per share. The board of directors shall have the authority to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and to state in the resolution or resolutions from time to time adopted providing for the issuance thereof the following:
        (a)   Whether or not the class or series shall have voting rights, full or limited, the nature and qualifications, limitations and restrictions on those rights, or whether the class or series will be without voting rights;
        (b)   The number of shares to constitute the class or series and the designation thereof;
        (c)   The preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;
[1] 185,000,000 if Proposals 2 & 3 are approved
[2] 170,000,000 if Proposal 2 is approved
[3] If Proposal 3 is approved

        (d)   Whether or not the shares of any class or series shall be redeemable and if redeemable, the redemption price or prices, and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;
        (e)   Whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking funds be established, the amount and the terms and provisions thereof;
        (f)    The dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;
        (g)   The preferences, if any, and the amounts thereof which the holders of any class or series thereof are entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of assets of, the Corporation;
        (h)   Whether or not the shares of any class or series are convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and
        (i)    Such other rights and provisions with respect to any class or series as may to the board of directors seem advisable.
        The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any respect. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any existing class or series of the Preferred Stock and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.
ARTICLE IV
DIRECTORS
The number of directors comprising the board of directors shall be fixed and may be increased or decreased from time to time in the manner provided in the bylaws of the Corporation, except that at no time shall there be less than one director.
ARTICLE V

 PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Nevada Revised Statutes ("NRS").
ARTICLE VI

 DIRECTORS' AND OFFICERS' LIABILITY
        The individual liability of the directors and officers of the Corporation is hereby eliminated to the fullest extent permitted by the NRS, as the same may be amended and supplemented. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

ARTICLE VII

 INDEMNITY
Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this Article.

Without limiting the application of the foregoing, the board of directors may adopt bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprises against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

The indemnification provided in this Article shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

Dated: ____, 2017
_________________________

APPENDIX B

BYLAWS

OF

BIOPTIX, INC.

(a Nevada corporation)

_____________

ARTICLE I OFFICES

1.	Registered Office. The registered office of Bioptix, Inc. (the "Corporation") in the State of Nevada shall be in such location as the directors determine in the State of Nevada.

2.
Other Offices. The Corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II CORPORATE SEAL

Corporate Seal. The corporate seal shall consist of a die bearing the name of the Corporation and the inscription, "Corporate Seal-Nevada." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE III SHARES OF STOCK

1.	Certificates Representing Stock; Uncertificated Shares.

a.
Form and Execution of Certificates. Certificates for the shares of stock of the Corporation shall be in such form as is consistent with the Articles of Incorporation and applicable law.  Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, the President or any Vice President and by the Chief Financial Officer, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary, certifying the number of shares owned by him in the Corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Subject to any conditions imposed by the Nevada Revised Statutes, the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares.

b.
Legends and Restrictions. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the  limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

c.
Lost, Stolen or Destroyed Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The Corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the Corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

2.	Fractional Share Interests. The Corporation may, but shall not be required to, issue fractions of a share.

3.	Stock Transfers.

a.
Transfers of Record. Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by attorney duly authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

b.
Restriction on Transfer by Contract. The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Nevada Revised Statutes.

c.
Restriction on Transfer of Unregistered Shares. If the Corporation issues any shares which are not registered under the Securities Act of 1933, as amended and registered or qualified under any applicable state securities laws, the Corporation may restrict transfer of the shares and may place an appropriate legend on the certificates representing the shares restricting transfer and requiring an opinion of counsel acceptable to the Corporation before transmitting any transfer regarding compliance with applicable securities laws.

4.
Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

ARTICLE IV STOCKHOLDERS' MEETINGS

1.
Place of Meeting. Meetings of the stockholders of the Corporation shall be held at such place, either within or without the State of Nevada, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the Corporation required to be maintained pursuant to Article I, Section 1.

2.	Annual Meeting.

a.
Time and Place of Annual Meeting. The annual meeting of the stockholders of the Corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

b.	Advance Notice of Business Before a Meeting.

i.
General. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be:

1.	specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof);

2.	otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof); or

3.
otherwise properly brought before the meeting by a stockholder of the Corporation who (1) is a stockholder of record at the time of giving notice provided for in this Article IV, Section 2 on the record date for the meeting, and at the time of the meeting, (2) is entitled to vote at the meeting, and (3) complies with the notice procedures set forth in this Article IV, Section 2.

ii.
Timing of Notice by a Stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than forty-five (45) or more than seventy five (75) days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after the anniversary date of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation.

iii.
Content of Stockholder Associated Person's Notice. As to a stockholder giving notice, or beneficial owner, if any, on whose behalf the proposal is made (such stockholder or such beneficial owner, a "Stockholder Associated Person"), to be in proper form, a Stockholder Associated Person's notice to the Secretary must  set forth as to each matter the Stockholder Associated Person proposes to bring before the annual meeting:

1.
a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of any Stockholder Associated Person;

2.	the name and address, as they appear on the Corporation's books, of the Stockholder Associated Person proposing such business;

3.
as to the Stockholder Associated Person, and including any interests described below held by any member of such Stockholder Associated Person's immediate family sharing the same household, as of the date of such Stockholder Associated Person's notice (which information shall be confirmed or updated, if necessary, by such Stockholder Associated Person not later than ten (10) days after the record date for the meeting to disclose such ownership as of the record date): (1) the class or series and number of shares of capital stock of the Corporation which are, directly  or indirectly, beneficially owned and owned of record by such Stockholder Associated Person; (2) the class or series, if any, and  number of options, warrants, convertible securities, stock appreciation rights or similar rights with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares or other securities of the Corporation, or any derivative or synthetic arrangement having the characteristics of a long position in any class or series of shares of the Corporation, or any contract, derivative, swap or other transaction or series of transactions designed to produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of the Corporation, including due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of the Corporation, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of the Corporation, through the delivery of cash or other property, or otherwise, and without regard of whether any Stockholder Associated Person may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation (any of the   foregoing, a "Derivative Instrument") directly or indirectly, beneficially owned by such Stockholder Associated Person; (3) a description of any other direct or indirect opportunity to profit or share in any profit (including any performance-based fees) derived from any increase or decrease in the value of shares or other securities of the Corporation or Derivative Instruments, if any, including without limitation any such interests held by members of such Stockholder Associated Person's immediate family sharing the same household; (4) any proxy, contract, arrangement, understanding, or relationship pursuant to which any Stockholder Associated Person has a right to vote any shares or other securities of the Corporation; (5) any rights to dividends on the shares of the Corporation owned beneficially by any Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation; (6) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which any Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership; (7) a description of all agreements, arrangements and understandings between any Stockholder Associated Person and any other person(s) (including their name(s)) in connection with or related to the ownership or voting of capital stock of the Corporation or Derivative Securities; (8) any agreement, arrangement, understanding, relationship or otherwise, including any repurchase or similar so-called "stock borrowing" agreement or arrangement, engaged in, directly or indirectly, by any Stockholder Associated Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of any class or series of the shares of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such stockholder with respect to any class or series of the shares of the Corporation, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any class or series of the shares of the Corporation (any of the foregoing, "Short Interests"); (9) any significant equity interests or any Derivative Instruments or Short Interests in any principal competitor of the Corporation held by any Stockholder Associated Person; and (10) any direct or indirect interest of any Stockholder Associated Person in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement);

4.	if the matter a Stockholder Associated Person proposes to bring before any meeting of stockholders involves an amendment to the Corporation's Bylaws, the specific wording of such proposed amendment;

5.
a representation that such Stockholder Associated Person is a holder of record of shares of the Corporation entitled to vote at such meeting and that such Stockholder Associated Person or its agent or designee intends to appear in person or by proxy at the meeting to bring such business before the meeting;

6.
a statement as to whether such Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation's voting share required under applicable law to approve the proposal and/or otherwise solicit proxies from stockholders in support of such proposal; and

7.
any other information that is required to be provided by any Stockholder Associated Person pursuant to Regulation 14A under the 1934 Act, in his capacity as a proponent to a Stockholder Associated Person proposal.

Notwithstanding the foregoing, in order to include information with respect to a Stockholder Associated Person proposal in the proxy statement and form of proxy for a stockholder's meeting, Stockholder Associated Persons must provide notice as required by the regulations promulgated under the 1934 Act.

For the purpose of these Bylaws, "beneficially owned" (and phrases of similar import), when referring to shares owned by a person, shall mean all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the 1934 Act and the rules and regulations promulgated thereunder, including shares which are beneficially owned, directly or indirectly, by any other person with which such person has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of the capital stock of the Corporation.

c.	Advanced Notice of Director Nominations.

i.
General. Unless otherwise required by applicable law or the Articles of Incorporation, only persons who are nominated in accordance with  the procedures set forth in this Article IV, Section 2(c) shall be eligible for election  as directors, except as may otherwise be provided in the instrument of  designation of any series of preferred stock of the Corporation to nominate and elect a specified number of directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this Article IV, Section 2(c).

ii.
Timing of Notice by a Stockholder Associated Person. Director nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation in accordance with the provisions of Article IV, Section 2(b). Notwithstanding the foregoing, if the number of directors to be elected to the Board of Directors of the Corporation at any annual meeting of stockholders is increased and there is no public announcement specifying the size of the increased Board of Directors made by the Corporation or naming all of the nominees for director at least fifty five (55) days prior to the first anniversary of the preceding year's annual  meeting of stockholders (or, if the annual meeting is held more than thirty (30) days before or sixty (60) days after the first anniversary of the preceding year's annual meeting, at least seventy (70) days prior to such annual meeting), then a Stockholder Associated Person's notice required by this section will also be considered timely, but only with respect to   nominees for any new positions created by such increase, if it is delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation. Notwithstanding the forgoing, in the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such  Stockholder Associate Person may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation's notice of meeting, if the Stockholder Associated Person's notice required by Article IV, Section 2(b) of these Bylaws shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the ninetieth (90th) day prior to such special meeting nor later than the close of business on the later of the sixtieth (60th) day prior to such special meeting, or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

iii.	Content of Stockholder Associated Person's Notice. A Stockholder Associated Person's notice for nomination of a director shall set forth:

1.
as to each person, if any, whom the Stockholder Associated Person proposes to nominate for election or re-election as a director: (a) all information relating to such person that would be required to be  disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (b) the name, age, business address and residence address of the person or persons to be nominated, (c) a description of all arrangements or understandings between the Stockholder Associated Person and each nominee and any other person  or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Stockholder Associated Person, (d) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among any Stockholder Associated Person, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if such Stockholder Associated Person were the "registrant" for purposes of such rule and the nominee were a director or executive officer of such registrant; and (f) a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request), and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (1) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such person's ability to comply, if elected as a director of the Corporation,  with such  person's fiduciary duties  under  applicable law, (C) agrees to comply with all policies of the Corporation as in effect from time to time and (D) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein. In addition, the Stockholder Associated Person making such proposal shall promptly provide any other information reasonably requested by the Corporation.

2.
as to a Stockholder Associated Person: (a) the name and address of such Stockholder Associated Person, as they appear on the Corporation's books, and of each other Stockholder Associated Person;  (b) (1) the  class and number of shares of the Corporation which are owned beneficially and of record by such Stockholder Associated Person; (2) any Derivative Instrument directly or indirectly owned beneficially by such Stockholder Associated Person, (3) any proxy, contract, arrangement, understanding, or relationship pursuant to which any Stockholder Associated Person has a right to vote any class or series of shares of the Corporation, (4) any Short Interests engaged in, directly or indirectly, by any Stockholder Associated Person, (5) any rights to dividends on the shares of the Corporation owned beneficially by any Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation, (6) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which any Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership, (7) a description of any other direct or indirect opportunity to profit or share in any profit (including any performance- based fees) derived from any increase or decrease in the value of shares or other securities of the Corporation or Derivative Instruments, if any, including without limitation any such interests held by members of such Stockholder Associated Person's immediate family sharing the same household, (8) any significant equity interests or any Derivative Instruments or Short Interests in any principal competitor of the Corporation held by any Stockholder Associated Person, and (9) any direct or indirect interest of any Stockholder Associated Person in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement); (d) any other information relating to any Stockholder Associated Person that would be required to be disclosed in a proxy statement and form of proxy or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (e) a representation that the Stockholder Associated Person is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice.

d.
Determination by Chairman. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Article IV, Section 2. The chairman of the annual meeting, or special meeting if applicable, shall, if the facts warrant, determine and declare at the meeting that business or a proposed nomination was not properly brought before the meeting and in accordance with the provisions of this Article IV, Section 2, and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted, or any defective nomination shall be disregarded.

3.	Special Meetings.

a.
Calling of Meeting. Special meetings of the stockholders of the Corporation may only be called, for any purpose or purposes, only by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board and upon written request from the Secretary, who shall be required to submit such a request stating the purpose of such a meeting, if at least one-quarter (1/4) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, requesting together as a single class, call for a special meeting.  For the purposes of these Bylaws, the term "Whole Board" shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. Special meetings shall be held at such place, on such date, and at such time as the Board of Directors, shall determine.

b.
Notice and Timing of Meeting. If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the Corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than ten (10) nor more than sixty (60) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Article IV, Section 4 of these Bylaws. If the notice is not given within sixty (60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this Article IV, Section 3(b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

4.
Notice of Meeting by the Board of Directors. Except as otherwise provided by law or the Articles of Incorporation, written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date and hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

5.
Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the Articles of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holder or holders of not less than a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, all action taken by the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present shall be valid and binding upon the Corporation; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Articles of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Articles of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

6.
Adjournment and Notice of Adjourned Meetings. Any meeting of stockholders, whether annual  or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

7.	Voting Rights and Proxies.

a.
Voting Rights. Every stockholder of record of the Corporation shall be entitled, at each meeting of the stockholders, to one vote for each share of stock standing in his name on the books of the Corporation, except as otherwise provided in the Articles of Incorporation or in any resolution or resolutions of the Board of Directors creating any series of Preferred Stock pursuant to the Articles of Incorporation.

b.
Stockholders of Record. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the Corporation on the record date, as provided in Article IV, Section 2 of these Bylaws, shall be entitled to vote at any meeting of stockholders.

c.
Proxies. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Nevada law. An agent so appointed need not be a stockholder. Subject to the provisions of the Nevada Revised Statutes Section 78.355, no proxy shall be valid after the expiration of six (6) months from the date of its execution, unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Subject to the preceding sentence, any proxy properly created is not revoked and continues in full force and effect until:

i.
another instrument or transmission revoking it or a properly created proxy bearing a later date is filed with or transmitted to the Secretary of the Corporation or another person or persons appointed by the Corporation to count the votes of stockholders and determine the validity of proxies and ballots; or

ii.
the stockholder revokes the proxy by attending the meeting and voting the stockholder's shares in person, in which case, any vote cast by the person or persons designated by the stockholder to act as a proxy or proxies must be disregarded by the Corporation when the votes are counted.

8.
Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have  the following effect: (a) if only one votes, his act binds all; (b) if more than one votes, the act of the majority so voting binds all; and (c) if more than one votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally.

9.
Action Without Meeting. Any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by written consent.

10.	Organization of Stockholder Meetings.

a.
Conduct of Meetings. All meetings of stockholders shall be presided over by the Chairman of the Board of Directors, or in his absence, by the Chief Executive Officer, or in his absence, by the President, if any, or in his absence, by a Vice President, or in the absence of the foregoing persons, by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, at the meeting. The Secretary of the Corporation shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting. The chairman of the meeting shall determine the order of business and the procedure at any meeting of the stockholders, including but not limited to, rules respecting the manner of voting, the time allotted to stockholders to speak, determinations of whether business has been properly brought before the meeting, and the power to adjourn the meeting.

b.
Rules or Regulations Regarding Conduct of Meetings. The Board of Directors of the Corporation shall be entitled to make such rules or regulations for the conduct of  meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the Corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation  of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

11.	Fixing Record Dates.

a.
Meeting Record Dates. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting (except as provided for in Article IV Section 9). If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

b.
Dividend/Distribution Record Date. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or  allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) nor less than ten (10) days prior to such action. If no record date is filed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

ARTICLE V DIRECTORS

1.	Number, Tenure and Qualification.

a.
Number. Subject to the rights of the holders of any Preferred Stock then outstanding to elect additional directors under specified circumstances, the authorized number of directors of the Corporation shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board; provided that no decrease in the number of directors shall shorten the term of any incumbent directors.

b.	Election of Directors. Except as provided in Article V, Section 3, directors shall be elected as provided for in Article IV.

c.
Tenure. Subject to the rights of the holders of shares of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances, the Board of Directors of the Corporation shall be divided into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders following the initial classification of directors, the term of office of the second class to expire at the second annual meeting of stockholders, following the initial classification of directors, and the term of office of the third class to expire at the third annual meeting of stockholders following the initial classification of directors. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire, other than directors elected by the holders of any series of Preferred Stock, shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election and until their successors are duly elected and qualified. Directors shall be elected at the annual meeting of the stockholders of the Corporation by a plurality of votes as provided for in Article IV. A separate vote for the election of directors shall be held at each meeting for each class of directors having nominees for election at such meeting. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

d.	Qualification. Directors need not be stockholders unless so required by the Articles of Incorporation. Each director must be a natural person at least 18 years of age.

2.
Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised of done by the stockholders.

3.
Vacancies. Unless otherwise provided in the Articles of Incorporation and subject to the rights of the holders of any series of Preferred Stock then outstanding, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall not be filled by stockholder vote, but shall be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director's successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under these Bylaws in the case of the death, removal or resignation of any director. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board of Directors until the vacancy is filled.

4.
Resignation. Any director may resign at any time by written notice to the Corporation. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. When one or more directors shall resign from the Board of Directors, effective at a future date, the board may fill the vacancy or vacancies to take effect when the resignation or resignations become effective, each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

5.
Removal. Except as provided in the Articles of Incorporation or these Bylaws and subject to the rights of the holders of any series of Preferred Stock then outstanding, any director or the entire Board of Directors may be removed, with cause, by the holders of two-thirds (2/3) of shares entitled to vote at an election of directors, voting together as a single class.

6.	Meetings.

a.	Regular Meetings. Regular meetings of the Board of Directors may be held at such time and place as shall from time to time be determined by the Board of Directors.

b.
Special Meetings. Unless otherwise restricted by the Articles of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Nevada whenever called by the Chairman of the Board or the Chief Executive Officer, and shall be called by the Secretary if requested by a majority of the Whole Board, and shall be held at such place, on such date and at such time as he or she or they shall fix.

c.
Telephone Meetings. Any member of the Board of Directors, or of any  committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting, if the corporation has implemented reasonable measures to:

i.	Verify the identity of each person participating through such means as a director or member of the governing body or committee, as the case may be; and

ii.
Provide the directors or members a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or members, as the case may be, including an opportunity to communicate and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings.

d.
Notice of Meetings. Notice of the time and place of all meetings of the Board of Directors shall be given to each director by whom it is not waived by mailing written notice at least two (2) days before the date and time of the meeting, or orally, by telegraph, telex, cable, telecopy or electronic transmission given not less than twelve (12) hours before the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

e.
Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall  be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

7.	Quorum and Voting.

a.
Quorum. Unless the Articles of Incorporation requires a greater number, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Articles of Incorporation or these Bylaws, provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the  time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

b.
Voting. At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Articles of Incorporation or these Bylaws.

8.
Participation in Meetings by Conference Telephone. Members of the Board of Directors, or any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

9.
Action Without Meeting. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee, except that such written consent is not required to be signed by:

a.	A common or interested director who abstains in writing from providing consent to the action. If a common or interested director abstains in writing from providing consent:

i.
The fact of the common directorship, office or financial interest must be known  to the board of directors or committee before a written consent is signed by all  the members of the board of the committee.

ii.	Such fact must be described in the written consent.

iii.	The board of directors or committee must approve, authorize or ratify the action in good faith by unanimous consent without counting the abstention of the common or interested director.

b.
A director who is a party to an action, suit or proceeding who abstains in writing from providing consent to the action of the board of directors or committee. If a director who is a party to an action, suit or proceeding abstains in writing from providing consent on the basis that he or she is a party to an action, suit or proceeding, the board of directors or committee must:

i.	Make a determination pursuant to Nevada Revised Statutes 78.751 that indemnification of the director is proper under the circumstances.

ii.
Approve, authorize or ratify the action of the board of directors or committee in good faith by unanimous consent without counting the abstention of the director who is a party to an action, suit or proceeding.

10.
Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum and/or an amount of shares of the Corporation's stock (or options or other rights to purchase or obtain shares of the Corporation's stock) for attendance at each meeting of the Board of Directors and/or as compensation for  service as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

11.	Committees.

a.
Executive Committee. The Board of Directors may by resolution passed by a majority of the whole Board of Directors appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, including without limitation the power or authority to declare a dividend, to authorize the issuance of stock and to adopt a certificate of ownership and merger, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Articles of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease  or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the Bylaws of the Corporation.

b.
Other Committees. The Board of Directors shall adopt resolutions establishing an audit committee, a compensation committee, and a nominating and corporate governance committee. In addition, the Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted by law. Each committee shall consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee,  to the extent allowed by law and provided in the resolution or resolutions establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, but in no event shall such committee have the powers denied to the Executive Committee in these Bylaws. Each committee shall keep regular minutes and report to the Board of Directors as requested or required.

c.
Term. Each member of a committee of the Board of Directors shall serve a term on the committee coterminous with such member's term on the Board of Directors. The Board of Directors, subject to the provisions of subsections (a) or (b) of this Bylaw may at any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

d.
Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to Article V, Section 11 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. One-third (1/3) of the members of any such committee shall constitute a quorum for the transaction of business unless the committee shall consist of one (1) or two (2) members, in which event (1) member shall constitute a quorum, and the act of a majority of those present at any meeting at which a quorum  is present shall be the act of such committee.

12.
Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the Chief Executive Officer, or if the Chief Executive Officer is absent, the President, or if the President is absent, the most senior Vice President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, an Assistant Secretary directed to do so by the Chief Executive Officer, shall act as secretary of the meeting.

ARTICLE VI OFFICERS

1.
General. The officers of the Corporation shall be chosen by the Board of Directors and shall include, if and when designated, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer and the Treasurer. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the Corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the Corporation shall be fixed by or in the manner designated by the Board of Directors.

2.
Tenure and Duties of Officers. The Board of Directors at its first meeting held after each annual meeting of Stockholders shall appoint the officers of the Corporation, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors shall have been chosen and qualified, or until their earlier resignation or removal. Any officer appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors and/or the Compensation Committee thereof.

3.
Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors. The Chairman of the Board of Directors may also serve as the Chief Executive Officer and President of the Corporation and shall have the powers and duties prescribed in these Bylaws.

4.
Chief Executive Officer. The Chief Executive Officer shall, subject to the control of the Board of Directors and the Chairman of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall execute all corporate instruments, securities and agreements as provided for in Articles X and XI. In the absence or disability of the Chairman of the Board of Directors, the Chief Executive Officer shall preside at all meetings of the stockholders and, if a member of the Board of Directors, of the Board of Directors. The Chief Executive Officer shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors.

5.
President. The President, who may be the same person as the Chief Executive Officer, shall have such powers and duties as generally pertain to the office of President and as the Board of Directors may from time to time prescribe, subject generally to the direction of the Board of Directors and the Executive Committee, if any. If the Chief Executive Officer and the President are not the same individual, at the request of the Chief Executive Officer or in his absence, or in the event of his inability or refusal to act, the President shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer. If there be no President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the Chief Executive Officer, or in the event of the inability or refusal of the Chief Executive Officer to act, shall perform the duties of the Chief Executive Officer, and when so acting, such officer shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer.

6.
Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

7.
Vice Presidents. Each Vice President may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice President(s) shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

8.
Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties, when required, for the committees of the Board of Directors. The Secretary shall give, or cause to be given, notice of all meetings of the  stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or Chief Executive Officer, under whose supervision he shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the Chief Executive Officer may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation  and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

9.
Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

10.
Assistant Secretary. Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

11.
Assistant Treasurer. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer.

12.
Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

13.	Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

14.
Resignations. Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the Corporation under any contract with the resigning officer.

15.
Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

16.
Outside of Private Employment. No officer or employee shall have any outside or private employment or affiliation with any firm or organization incompatible with his concurrent employment by the Corporation, nor shall he accept or perform any outside or private employment which the Chief Executive Officer of the Corporation determines will interfere with the efficient performance of his official duties.

17.
Bond. If required by the Board of Directors, any officer shall give the Corporation a bond in such sum and with such surety or sureties and upon such terms and conditions as shall be satisfactory to the Board of Directors, including, without limitation, a bond for the faithful performance of the duties of his office and for the restoration to the Corporation of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his control and belonging to the Corporation.

ARTICLE VII

INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

1.	Discretionary and Mandatory Indemnification of Officers, Directors, Employees and Agents.

a.
Power to Indemnify in Actions, Suits or Proceedings other than those by or in the Right  of the Corporation. Subject to Article VII, Section 1(c), the Corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, as now or hereafter in effect, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Corporation, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he: (i) is not liable pursuant to Nevada Revised Statutes Section  78.138; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to the Nevada Revised Statutes Section 78.138 or did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

b.
Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation. Subject to Article VII, Section 1(c), the Corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, as now or hereafter in effect, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he: (i) is not liable pursuant to Nevada Revised Statutes Section 78.138; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

c.
Authorization. Any indemnification pursuant to Article VII, Section 1, unless ordered by a court or advanced pursuant to Article VII, Section 6, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made: (i) by the stockholders; (ii) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; (iii) if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or (iv) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.. To the extent, however, that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Article VII, Section 1, or in defense of any claim, issue or matter therein, the Corporation shall indemnify such person against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

2.
Expenses Payable in Advance. Expenses incurred by a current or former director or officer in defending or investigating a threatened or pending action, suit or proceeding may be paid by the Corporation, upon the determination by the Board of Directors, in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VII, provided the Corporation approves in advance counsel selected by the director or officer (which approval shall not be unreasonably withheld). The provisions of this Article VII, Section 2 do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

3.
Contract Rights. The provisions of this Article VII shall be deemed to be a contract right between the Corporation and each director, officer, employee or agent of the Corporation who serves in any such capacity at any time while this Article VII and the relevant provisions of the Nevada Revised Statutes or other applicable law are in effect. Such contract right shall vest for each director and officer at the time such person is elected or appointed to such position, and no repeal or modification of this Article VII or any such law shall affect any such vested rights or obligations then existing with respect to any state of facts or proceeding arising after such election or appointment.

4.
Non-exclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by or granted pursuant to this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any Bylaws, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Article VII, Section 1 shall be made to the fullest extent permitted by law. The provisions of this Article VII shall not be deemed to preclude the indemnification of any person who is not specified in Article VII, Section 1 but whom the Corporation has the power or obligation to indemnify under the provisions of the Nevada Revised Statutes, or otherwise. However, indemnification, unless ordered by a court pursuant to Article VII, Section 6 or for the advancement of expenses made pursuant to Article VII, Section 2, may not be made to or on behalf of any director, officer, employee or agent of the Corporation if a  final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or  a knowing violation of the law and was material to the cause of action.

5.
Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power or the obligation to indemnify him against such liability under the provisions of this Article VII.

6.
Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Article VII, Section 1(c), and notwithstanding the absence of any determination thereunder, any director or officer may apply to any court of competent jurisdiction in the State of Nevada for indemnification to the extent otherwise permissible under Article VII, Section 1. The basis of  such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because he has met the applicable standards of conduct set forth in Article VII, Section 1, as the case may be. Neither a contrary determination in the specific case under Article VII, Section 1(c) nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to Article VII, Section 6 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application to the fullest extent permitted by law.

7.
Limitation on Indemnification. Notwithstanding anything contained in this Article VII, Section 6 to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 5 of this Article VII), the Corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

8.
Severability. If these Bylaws or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each person as provided above as to the expenses (including attorney's fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including a grand jury proceeding and an action by the Corporation, to the full extent permitted by any applicable portion of these Bylaws that shall not have been invalidated or by any other applicable law.

9.
Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by the Corporation pursuant to this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such person.

10.
Certain Definitions. For purposes of this Article VII, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VII, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VII.

ARTICLE VIII NOTICES

1.
Notices. Whenever notice is required by law, and except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, member of a committee, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery, by mail, postage paid, by facsimile transmission or by electronic transmission. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at such stockholder's last known address as it appears on the books of the Corporation. The time when such notice shall be deemed received, if hand delivered, or dispatched, if sent by mail or facsimile or electronic transmission, shall be the time of the giving of the notice.

2.
Waivers of Notice. Whenever any notice is required by law, the Articles of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed, by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

3.
Notice of Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the Nevada Revised Statutes, the Articles of Incorporation or these Bylaws, any notice to stockholders given by the Corporation under any provision of the Nevada Revised Statutes, the Articles of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

a.	the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and

b.	such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other agent of the Corporation responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

4.	Notice by Electronic Transmission Deemed to be Given. Any notice given pursuant to Article VIII, Section 3 shall be deemed given:

a.	if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

b.	if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

c.	if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (i) such posting and (ii) the giving of such separate notice; and

d.	if by any other form of electronic transmission, when directed to the stockholder.

e.
An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

5.
Definition of Electronic Transmission. An "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including without limitation any facsimile transmission or communication by electronic mail.

ARTICLE IX BOOKS AND RECORDS

Books. There shall be kept at such office of the Corporation as the Board of Directors shall determine, within or without the State of Nevada, correct books and records of account of all its business and transactions, minutes of the proceedings of its stockholders, Board of Directors and committees, and the stock book, containing the names and addresses of the stockholders, the number of shares held by them, respectively, and the dates when they respectively became the owners of record thereof, and in which the transfer of stock shall be registered, and such other books and records as the Board of Directors may from time to time determine.

ARTICLE X
EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION

1.
Execution of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation any corporate instrument or document, or to sign on behalf of the Corporation the corporate name without limitation, or to enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation. Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the Corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the Corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President, and by the Secretary, Chief Financial Officer, Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

2.
Disbursements. All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do from time to time.

3.
Authority to Bind. Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

4.
Voting of Securities Owned by the Corporation. Unless otherwise specifically authorized by resolution of the Board of Directors, all rights and powers, including any right to vote, incident to any stock or other securities of other corporations owned or held by the Corporation for itself, or for other parties in any capacity, shall be exercised in person or by proxy by the Chairman of the Board  of  Directors,  the  Chief  Executive  Officer, the  President  or  any Vice  President  of the Corporation on behalf of the Corporation, in no more restricted manner or limited extent than would apply to any owner thereof.

ARTICLE XI
OTHER SECURITIES OF THE CORPORATION

Execution of Other Securities. All bonds, debentures and other corporate securities of the Corporation, other than stock certificates (covered in Article III Section 1(a), may be signed by the Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such  bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Chief Financial Officer, Treasurer or an Assistant Treasurer of the Corporation or such other person as may be authorized by the Board of Directors or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other  corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the Corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Corporation.

ARTICLE XII DIVIDENDS

1.
Declaration of Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

2.
Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds  of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE XIII FISCAL YEAR

Fiscal Year. The fiscal year of the Corporation shall be fixed, and shall be subject to change, by resolution of the Board Directors.

ARTICLE XIV FORUM SELECTION

Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, a state or federal court located within the State of New York shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation's stockholders, (iii) any actions asserting a claim arising pursuant to any provision of the Nevada Revised Statutes, the Articles of Incorporation or these Bylaws, in each case as amended, or (iv) any action asserting a claim governed by the internal affairs doctrine, in each such case subject to such court having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIV.

ARTICLE XV AMENDMENTS

General. Subject to the provisions of the Articles of Incorporation, as such may be amended from time to time, and the provisions of the Nevada General Corporation Law, these Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board of Directors or by the Stockholders. Notwithstanding the prior sentence, any vote of the stockholders to alter, amend or repeal any section of these Bylaws in any respect shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding voting power of the Corporation, voting together as a single class, at any meeting at which a proposal to amend or repeal these Bylaws is properly presented.

APPENDIX C

Articles of Amendment
 to the
Amended & Restated Articles of Incorporation
 of
Bioptix, Inc.

Pursuant to the provisions of the Colorado Business Corporation Act, Section 7-110-106 of the Colorado Revised Statutes, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation [1]:

The name of the corporation is Bioptix, Inc. (the "Company").

The Board of Directors and the shareholders of the Company have approved and duly adopted the following amendment to the Amended & Restated Articles of Incorporation.

Article THIRD is amended in its entirety as follows:
        3.01    Authorized Capital Stock.    The total number of shares of stock this Corporation is authorized to issue shall be one hundred seventy million (170,000,000) shares.
        3.02    Common Stock.    The total number of authorized shares of common stock shall be one hundred seventy million (170,000,000) shares with no par value per share.
The preceding amendment to the Articles of Incorporation was duly adopted by the Board of Directors on [●], 2017 and by the shareholders of the Company on [●], 2017. The number of votes cast for the amendment by each voting group entitled to vote separately on the amendment was sufficient for approval by the voting group.

The name and address of the individual who causes this document to be delivered for filing, and to whom the Secretary of State may deliver notice if this document is refused, is:

[●]

Dated the [●] day of [●], 2017

Bioptix, Inc.

By:______________

[1] If Proposal 1 is also approved, this form will be filed with the Nevada Secretary of State or filed as part of Appendix A.

APPENDIX D
Articles of Amendment
 to the
Amended & Restated Articles of Incorporation
 of
Bioptix, Inc.

Pursuant to the provisions of the Colorado Business Corporation Act, Section 7-110-106 of the Colorado Revised Statutes, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation [1]:

The name of the corporation is Bioptix, Inc. (the "Company").

The Board of Directors and the shareholders of the Company have approved and duly adopted the following amendment to the Amended & Restated Articles of Incorporation.

Article THIRD is amended in its entirety as follows:
        3.01    Authorized Capital Stock.    The total number of shares of stock this Corporation is authorized to issue shall be eighty million (80,000,000) shares. This stock shall be divided into two classes to be designated as "Common Stock" and "Preferred Stock."
        3.02    Common Stock.    The total number of authorized shares of common stock shall be sixty million (60,000,000) shares with no par value per share.
        3.03    Preferred Stock.    The total number of authorized shares of Preferred Stock shall be fifteen million (15,000,000) shares with no par value per share. The board of directors shall have the authority to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and to state in the resolution or resolutions from time to time adopted providing for the issuance thereof the following:
        (a)   Whether or not the class or series shall have voting rights, full or limited, the nature and qualifications, limitations and restrictions on those rights, or whether the class or series will be without voting rights;
        (b)   The number of shares to constitute the class or series and the designation thereof;
        (c)   The preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;
        (d)   Whether or not the shares of any class or series shall be redeemable and if redeemable, the redemption price or prices, and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;
        (e)   Whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking funds be established, the amount and the terms and provisions thereof;
        (f)    The dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;
[1] If Proposal 1 is also approved, this form will be filed with the Nevada Secretary of State or filed as part of Appendix A.

        (g)   The preferences, if any, and the amounts thereof which the holders of any class or series thereof are entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of assets of, the Corporation;
        (h)   Whether or not the shares of any class or series are convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and
        (i)    Such other rights and provisions with respect to any class or series as may to the board of directors seem advisable.
        The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any respect. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any existing class or series of the Preferred Stock and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.
The preceding amendment to the Articles of Incorporation was duly adopted by the Board of Directors on [●], 2017 and by the shareholders of the Company on [●], 2017. The number of votes cast for the amendment by each voting group entitled to vote separately on the amendment was sufficient for approval by the voting group.

The name and address of the individual who causes this document to be delivered for filing, and to whom the Secretary of State may deliver notice if this document is refused, is:

[●]

Dated the [●] day of [●], 2017

Bioptix, Inc.

By:______________

APPENDIX E

BIOPTIX, INC.
2017 EQUITY INCENTIVE PLAN

1.	PURPOSE OF PLAN

1.1    The purpose of this 2017 Equity Incentive Plan (this "Plan") of Bioptix, Inc., a Colorado corporation (the "Corporation"), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

As of the date of approval of the Plan, no additional grants will be made under the Company's 2002 Stock Incentive Plan (the "2002 Plan").  Any shares of Common Stock not subject to exercised or outstanding grants under the 2002 Plan as of the date of this Plan may be issued under this plan. Outstanding grants under the 2002 Plan will continue to be governed by the terms of such grants and the terms of the 2002 Plan under which they were issued.

2.	ELIGIBILITY

2.1     The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An "Eligible Person" is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation's eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the "Securities Act"), the offering and sale of shares issuable under this Plan by the Corporation, or the Corporation's compliance with any other applicable laws.  An Eligible Person who has been granted an award (a "participant") may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, "Subsidiary" means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and "Board" means the Board of Directors of the Corporation.

3.	PLAN ADMINISTRATION

3.1    The Administrator.  This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The "Administrator" means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Colorado Revised Statutes and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to Eligible Persons who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Corporation and shall be administered exclusively by a committee consisting solely of independent directors.

3.2    Powers of the Administrator.  Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a)           determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive awards under this Plan;

(b)           grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c)           approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d)           construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e)           cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f)           accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g)           adjust the number of shares of common stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to compliance with applicable stock exchange requirements, Sections 4 and 8.6 and the applicable requirements of Code Section 162(m) and treasury regulations thereunder with respect to awards that are intended to satisfy the requirements for performance-based compensation under Section 162(m), and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, cancellation and re-grant, exchange or other means) of the per share exercise or base price of any stock option or stock appreciation right or other award granted under this Plan, and further provided that any adjustment or change in terms made pursuant to this Section 3.2(g) shall be made in a manner that, in the good faith determination of the Administrator will not likely result in the imposition of additional taxes or interest under Section 409A of the Code;

(h)           determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator's action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i)           determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution, acceleration or succession of awards upon the occurrence of an event of the type described in Section 7;

(j)           acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration; and

(k)           determine the Fair Market Value (as defined in Section 5.6) of the common stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3    Binding Determinations.  Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board, the Administrator, nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, legal fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4    Reliance on Experts.  In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. The Administrator shall not be liable for any such action or determination taken or made or omitted in good faith based upon such advice.

3.5    Delegation of Non-Discretionary Functions.  In addition to the ability to delegate certain grant authority to officers of the Corporation as set forth in Section 3.1, the Administrator may also delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMIT

4.1    Shares Available.  Subject to the provisions of Section 7.1, the capital stock available for issuance under this Plan shall be shares of the Corporation's authorized but unissued common stock.  For purposes of this Plan, "Common Stock" shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2    Share Limit.  The maximum number of shares of common stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan may not exceed 895,000 shares of common stock (the "Share Limit").

The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3    Awards Settled in Cash, Reissue of Awards and Shares.  The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with this Section 4.3. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, (i) to the extent that an award under the Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Corporation will not be deemed to have been delivered under the Plan and will be deemed to remain or to become available under this Plan; and (ii) shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered and will be deemed to remain or to become available under the Plan. The foregoing adjustments to the Share Limit of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

4.4    Reservation of Shares; No Fractional Shares.  The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation's obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.

5.	AWARDS

5.1   Type and Form of Awards.  The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1   Stock Options.  A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an "ISO") or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

5.1.2   Additional Rules Applicable to ISOs.  To the extent that the aggregate Fair Market Value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term "subsidiary" is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an "incentive stock option" as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the Fair Market Value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

5.1.3   Stock Appreciation Rights.  A stock appreciation right or "SAR" is a right to receive a payment, in cash and/or Common Stock, equal to the number of shares of Common Stock being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the Fair Market Value of a share of Common Stock on the date the SAR was granted as specified in the applicable award agreement (the "base price"). The maximum term of a SAR shall be ten (10) years.

5.1.4   Restricted Shares.

(a)           Restrictions. Restricted shares are shares of Common Stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter.  Except to the extent restricted under the terms of this Plan and the applicable award agreement relating to the restricted stock, a participant granted restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Administrator).

(b)           Certificates for Shares. Restricted shares granted under this Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing restricted stock are registered in the name of the participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted stock, that the Corporation retain physical possession of the certificates, and that the participant deliver a stock power to the Corporation, endorsed in blank, relating to the restricted stock.  The Administrator may require that restricted shares are held in escrow until all restrictions lapse

(c)           Dividends and Splits. As a condition to the grant of an award of restricted stock, subject to applicable law, the Administrator may require or permit a participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under this Plan. Unless otherwise determined by the Administrator, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed.

5.1.5    Restricted Share Units.

(a)           Grant of Restricted Share Units. A restricted share unit, or "RSU", represents the right to receive from the Corporation on the respective scheduled vesting or payment date for such RSU, one Common Share. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan.  At the time an award of RSUs is made, the Administrator shall establish a period of time during which the restricted share units shall vest and the timing for settlement of the RSU.

(b)           Dividend Equivalent Accounts. Subject to the terms and conditions of the Plan and the applicable award agreement, as well as any procedures established by the Administrator, prior to the expiration of the applicable vesting period of an RSU, the Administrator may determine to pay dividend equivalent rights with respect to RSUs, in which case, the Corporation shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each RSU.  Each amount or other property credited to any such account shall be subject to the same vesting conditions as the RSU to which it relates.  The participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject RSU.

(c)           Rights as a Shareholder. Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable award agreement, each participant receiving RSUs shall have no rights as a shareholder with respect to such RSUs until such time as shares of Common Stock are issued to the participant.  No shares of Common Stock shall be issued at the time a RSU is granted, and the Company will not be required to set aside a fund for the payment of any such award.   Except as otherwise provided in the applicable award agreement, shares of Common Stock issuable under an RSU shall be treated as issued on the first date that the holder of the RSU is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares of Common Stock on such date.  An award agreement may provide that issuance of shares of Common Stock under an RSU may be deferred beyond the first date that the RSU is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.1.6  Cash Awards.  The Administrator may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant cash bonuses (including without limitation, discretionary awards, awards based on objective or subjective performance criteria, awards subject to other vesting criteria or awards granted consistent with Section 5.2 below).  Cash awards shall be awarded in such amount and at such times during the term of the Plan as the Administrator shall determine.

5.1.7   Other Awards.  The other types of awards that may be granted under this Plan include: (a) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to the requirements of Section 5.1.1 and in compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

5.2    Section 162(m) Performance-Based Awards.  Without limiting the generality of the foregoing, any of the types of awards listed in Sections 5.1.4 through 5.1.7 above may be, and options and SARs granted with an exercise or base price not less than the Fair Market Value of a share of Common Stock at the date of grant ("Qualifying Options" and "Qualifying SARs," respectively) typically will be, granted as awards intended to satisfy the requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code ("Performance-Based Awards"). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using the Business Criteria provided for below for the Corporation on a consolidated basis or for one or more of the Corporation's subsidiaries, segments, divisions or business units, or any combination of the foregoing. Such criteria may be evaluated on an absolute basis or relative to prior periods, industry peers, or stock market indices. Any Qualifying Option or Qualifying SAR shall be subject to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for "performance-based compensation" under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1   Class; Administrator.  The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2   Performance Goals.  The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on such business criteria as selected by the Administrator in its sole discretion ("Business Criteria"), including the following: (1) earnings per share, (2) cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities), (3) total stockholder return, (4) price per share of Common Stock, (5) gross revenue, (6) revenue growth, (7) operating income (before or after taxes), (8) net earnings (before or after interest, taxes, depreciation and/or amortization), (9) return on equity, (10) capital employed, or on assets or on net investment, (11) cost containment or reduction, (12) cash cost per ounce of production, (13) operating margin, (14) debt reduction, (15) resource amounts, (16) production or production growth, (17) resource replacement or resource growth, (18) successful completion of financings, or (19) any combination of the foregoing.  To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals ("targets") must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets; provided that the Administrator may not make any adjustment to the extent it would adversely affect the qualification of any compensation payable under such performance targets as "performance-based compensation" under Section 162(m) of Code. The applicable performance measurement period may not be less than 3 months nor more than 10 years.

5.2.3   Form of Payment. Grants or awards intended to qualify under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof.

5.2.4   Certification of Payment.  Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5   Reservation of Discretion.  The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6   Expiration of Grant Authority.  As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator's authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation's stockholders that occurs in the fifth year following the year in which the Corporation's stockholders first approve this Plan (the "162(m) Term").

5.2.7  Compensation Limitations.  The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person during the term of this Plan pursuant to Qualifying Options and Qualifying SARs may not exceed the Share Limit.  The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person pursuant to Performance-Based Awards granted during the 162(m) Term (other than cash awards granted pursuant to Section 5.1.6 and Qualifying Options or Qualifying SARs) may not exceed the Share Limit.  The maximum amount that may be paid to any Eligible Person pursuant to Performance-Based Awards granted pursuant to Sections 5.1.6 (cash awards) during the 162(m) Term may not exceed $1,000,000.

5.3   Award Agreements.  Each award shall be evidenced by a written or electronic award agreement in the form approved by the Administrator and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation (electronically or otherwise). The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4   Deferrals and Settlements.  Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.  All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.5   Consideration for Common Stock or Awards.  The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator and subject to compliance with applicable laws, including, without limitation, one or a combination of the following methods:

●	services rendered by the recipient of such award;

●	cash, check payable to the order of the Corporation, or electronic funds transfer;

●	notice and third party payment in such manner as may be authorized by the Administrator;

●	the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;

●	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

●
subject to such procedures as the Administrator may adopt, pursuant to a "cashless exercise" with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

     In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their Fair Market Value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant's ability to pay the purchase or exercise price of any award by any method other than cash payment to the Corporation.

5.6   Definition of Fair Market Value.  For purposes of this Plan "Fair Market Value" shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price for a share of Common Stock on the trading day immediately before the grant date, as furnished by the NASDAQ Stock Market or other principal stock exchange on which the Common Stock is then listed for the date in question, or if the Common Stock is no longer listed on a principal stock exchange, then by the Over-the-Counter Bulletin Board or OTC Markets. If the Common Stock is no longer listed on the NASDAQ Capital Market or listed on a principal stock exchange or is no longer actively traded on the Over-the-Counter Bulletin Board or OTC Markets as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances.

5.7   Transfer Restrictions.

5.7.1   Limitations on Exercise and Transfer.  Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.7.2   Exceptions.  The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing (provided that any such transfers of ISOs shall be limited to the extent permitted under the federal tax laws governing ISOs). Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

5.7.3   Further Exceptions to Limits on Transfer.  The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a)   transfers to the Corporation,

                (b)   the designation of a beneficiary to receive benefits in the event of the participant's death or, if the participant has died, transfers to or exercise by the participant's beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

                (c)   subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

                (d)   subject to any applicable limitations on ISOs, if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)    the authorization by the Administrator of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8   International Awards.  One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may, if deemed necessary or advisable by the Administrator, be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

5.9   Vesting.  Subject to Section 5.1.2 hereof, awards shall vest at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant; provided, however, that in the absence of any award vesting periods designated by the Administrator at the time of grant in the applicable award agreement, awards shall vest as to one-third of the total number of shares subject to the award on each of the first, second and third anniversaries of the date of grant.

6.	EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1   Termination of Employment.

6.1.1    The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award agreement otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.1.2    For awards of stock options or SARs, unless the award agreement provides otherwise, the exercise period of such options or SARs shall expire: (1) three months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary (provided; however, that in the event of the participant's death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose termination of employment is due to death or disability (as defined in the applicable award agreement), 12 months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary; and (3) immediately upon a participant's termination for "cause". The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a termination of employment and whether a participant's termination is for "cause."

If not defined in the applicable award agreement, "Cause" shall mean:

(i)     conviction of a felony or a crime involving fraud or moral turpitude; or

(ii)    theft, material act of dishonesty or fraud, intentional falsification of any employment or Company records, or commission of any criminal act which impairs participant's ability to perform appropriate employment duties for the Corporation; or

(iii)   intentional or reckless conduct or gross negligence materially harmful to the Company or the successor to the Corporation after a Change in Control , including violation of a non-competition or confidentiality agreement; or

(iv)   willful failure to follow lawful instructions of the person or body to which participant reports; or

(v)    gross negligence or willful misconduct in the performance of participant's assigned duties.  Cause shall not include mere unsatisfactory performance in the achievement of participant's job objectives.

6.1.3    For awards of restricted shares, unless the award agreement provides otherwise, restricted shares that are subject to restrictions at the time that a participant whose employment or service is terminated shall be forfeited and reacquired by the Corporation; provided that, the Administrator may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted shares shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of restricted shares.  Similar rules shall apply in respect of RSUs.

6.2   Events Not Deemed Terminations of Service.  Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 3 months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

6.3   Effect of Change of Subsidiary Status.  For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7.           ADJUSTMENTS; ACCELERATION

7.1   Adjustments.  Upon or in contemplation of any of the following events described in this Section 7.1,: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split ("stock split"); any merger, arrangement, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall in such manner, to such extent  and at such time as it deems appropriate and equitable in the circumstances (but subject to compliance with applicable laws and stock exchange requirements) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the number of shares provided for in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, and (5) the 162(m) compensation limitations set forth in Section 5.2.7 and (subject to Section 8.8.3(a)) the performance standards applicable to any outstanding awards (provided that no adjustment shall be allowed to the extent inconsistent with the requirements of Code section 162(m)). Any adjustment made pursuant to this Section 7.1 shall be made in a manner that, in the good faith determination of the Administrator, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code.  With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.

7.2   Change in Control.  Upon a Change in Control, each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control.  Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change In Control (or upon any other event or other circumstance related to the Change in Control, such as an involuntary termination of employment occurring after such Change in Control, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the Change in Control.

For purposes of this Plan, "Change in Control" shall be deemed to have occurred if:

(i)   a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Corporation, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(ii)  the Corporation shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(iii)  the Corporation shall sell substantially all of its assets to another entity that is not wholly owned by the Corporation, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries and their affiliates; or

(iv)  a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Corporation (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates.

     For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act.  In addition, for such purposes, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

              Notwithstanding the foregoing, (1) the Administrator may waive the requirement described in paragraph (iv) above that a Person must acquire more than 50% of the outstanding voting securities of the Corporation for a Change in Control to have occurred if the Administrator determines that the percentage acquired by a person is significant (as determined by the Administrator in its discretion) and that waiving such condition is appropriate in light of all facts and circumstances, and (2) no compensation that has been deferred for purposes of Section 409A of the Code shall be payable as a result of a Change in Control unless the Change in Control qualifies as a change in ownership or effective control of the Corporation within the meaning of Section 409A of the Code.

7.3   Early Termination of Awards.  Any award that has been accelerated as required or permitted by Section 7.2 upon a Change in Control (or would have been so accelerated but for Section 7.4 or 7.5) shall terminate upon such event, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than ten days' notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

The Administrator may make provision for payment in cash or property (or both) in respect of awards terminated pursuant to this section as a result of the Change in Control and may adopt such valuation methodologies for outstanding awards as it deems reasonable and, in the case of options, SARs or similar rights, and without limiting other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

7.4   Other Acceleration Rules.  Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal and stock exchange requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to the acceleration does not occur. Notwithstanding any other provision of the Plan to the contrary, the Administrator may override the provisions of Section 7.2, 7.3, and/or 7.5 by express provision in the award agreement or otherwise. The portion of any ISO accelerated pursuant to Section 7.2 or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.5   Possible Rescission of Acceleration.  If the vesting of an award has been accelerated expressly in anticipation of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards; provided, that, in the case of any compensation that has been deferred for purposes of Section 409A of the Code,  the Administrator determines that such rescission will not likely result in the imposition of additional tax or interest under Code Section 409A.

8.	OTHER PROVISIONS

8.1   Compliance with Laws.  This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any applicable stock exchange listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2   Future Awards/Other Rights.  No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3   No Employment/Service Contract.  Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause.  Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4   Plan Not Funded.  Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5   Tax Withholding.  Upon any exercise, vesting, or payment of any award, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a)           require the participant (or the participant's personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b)           deduct from any amount otherwise payable in cash to the participant (or the participant's personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

8.6   Effective Date, Termination and Suspension, Amendments.

8.6.1  Effective Date and Termination.  This Plan was approved by the Board and became effective on April 28, 2017.  Unless earlier terminated by the Board, this Plan shall terminate at the close of business on April 28, 2027. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2   Board Authorization.  The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3   Stockholder Approval.  To the extent then required by applicable law or any applicable stock exchange or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, this Plan and any amendment to this Plan shall be subject to stockholder approval.

8.6.4   Amendments to Awards.  Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5   Limitations on Amendments to Plan and Awards.  No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7   Privileges of Stock Ownership.  Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8  Governing Law; Construction; Severability.

8.8.1   Choice of Law.  This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Colorado.

8.8.2   Severability.  If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3   Plan Construction.

        (a)  Rule 16b-3.  It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

        (b)  Section 162(m).  Awards under Sections 5.1.4 through 5.1.7 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

        (c)  Code Section 409A Compliance.  The Board intends that, except as may be otherwise determined by the Administrator, any awards under the Plan are either exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements ("Section 409A") to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an award, award agreement, acceleration, adjustment to the terms of an award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a participant's award to become subject to Section 409A, unless the Administrator expressly determines otherwise, such award, award agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the content or notice to the participant. Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any participant under Section 409A and neither the Company nor the Administrator will have any liability to any participant for such tax or penalty.

        (d)  No Guarantee of Favorable Tax Treatment.  Although the Company intends that awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any participant for any tax, interest or penalties the participant might owe as a result of the grant, holding, vesting, exercise or payment of any award under the Plan

8.9   Captions.  Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10   Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.  Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, arrangement, business combination, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan, except as may otherwise be provided by the Administrator at the time of such assumption or substitution or as may be required to comply with the requirements of any applicable stock exchange.

8.11   Non-Exclusivity of Plan.  Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12   No Corporate Action Restriction.  The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, arrangement, business combination, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13   Other Corporation Benefit and Compensation Programs.  Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing or except as otherwise specifically set forth in the terms and conditions of such other employee welfare or benefit plan or arrangement. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

8.14   Prohibition on Repricing.  Subject to Section 4, the Administrator shall not, without the approval of the stockholders of the Corporation (i) reduce the exercise price, or cancel and reissue options so as to in effect reduce the exercise price or (ii) change the manner of determining the exercise price so that the exercise price is less than the fair market value per share of Common Stock.

As adopted by the Board of Directors of Bioptix, Inc. on April 28, 2017.

BIOPTIX, INC.
 834-F South Perry Street, Suite 443
Castle Rock, CO 80104
 (303) 794-2000

SPECIAL MEETING OF SHAREHOLDERS [●], 2017

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Bioptix, Inc. (the "Company") hereby constitutes and appoints Michael M. Beeghley and Jeffrey McGonegal, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of common stock and/or standing in the name of the undersigned at the Meeting of Shareholders to be held at Boca Raton Resort and Club, 501 East Camino Real, Boca Raton, FL 33422  on [●], 2017, beginning at 10:00 AM local time, and at any adjournment or adjournments thereof, upon the following:

Proposal One:  Approval of a change in the state of incorporation of the Company to Nevada from Colorado.

For / /	Against / /	Abstain / /

Proposal Two: Approval of an amendment to the Company's Articles of Incorporation to increase the number of shares of common stock authorized for issuance from 60,000,000 to 170,000,000.

For / /	Against / /	Abstain / /

Proposal Three: Approval of an amendment to the Company's Articles of Incorporation to authorize 20,000,000 shares of "blank check" preferred stock.

For / /	Against / /	Abstain / /

Proposal Four:  Approval of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 30% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

For / /	Against / /	Abstain / /

Proposal Five:  Approval of the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d).

For / /	Against / /	Abstain / /

Proposal Six: Approval of the participation of officers, directors and employees of the Company in the below market offerings approved pursuant to Proposal 4 or Proposal 5, as required by and in accordance with NASDAQ Marketplace Rule 5635(c).

For / /	Against / /	Abstain / /

Proposal Seven:  Approval of the Company's 2017 Equity Incentive Plan, including the reservation of 895,000 shares of common stock thereunder.

For / /	Against / /	Abstain / /

Proposal Eight:  Approval of the issuance of $4.75 million of convertible promissory notes, warrants to purchase up to 1,900,000 shares of common stock, shares of Series A Convertible Preferred Stock (when exchanged for the convertible promissory notes), and the shares of the common stock issuable upon conversion or exercise of the aforementioned securities, issued by the Company in a private placement that closed on March 16, 2017, as required by and in order to satisfy the requirements of The Nasdaq Capital Market, including without limitation, Marketplace Rule 5635(d).

For / /	Against / /	Abstain / /

Proposal Nine:  Approval of the grant to the Board of Directors, in its discretion, the ability to issue up to $8,500,000 of common stock upon exercise of warrants to purchase shares of our common stock that were issued in private placements on March 10, 2017 and March 16, 2017, at an amended exercise price of $3.00, including amendment of the exercise price and issuance of such shares of common stock in accordance with the requirements of the Nasdaq Capital Market, including without limitation, Marketplace Rule 5635(d).

For / /	Against / /	Abstain / /

The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said proxy lawfully may do by virtue hereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE ABOVE PROPOSALS, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.   THE ABOVE-NAMED ATTORNEYS AND PROXIES SHALL HAVE THE DISCRETION TO VOTE YOUR SHARES AS TO ANY ADDITIONAL MATTER PROPERLY PRESENTED AT THE SPECIAL MEETING.

Please mark, date and sign exactly as your name appears hereon, including designation as executor, Trustee, etc., if applicable, and return the Proxy in the enclosed postage-paid envelope as promptly as possible.  It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the meeting and vote in person.  A corporation must sign in its name by the President or other authorized officer.  All co-owners and each joint owner must sign.

Date: _______________	____________________________________________
Signature(s)

Address if different from that on envelope:
____________________________________________
Street Address
____________________________________________
City, State and Zip Code

Please check if you intend to be present at the meeting: ____